As filed with the Securities and Exchange Commission on March 30, 2006

                                                  Registration No.  333-112795
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION


                               WASHINGTON, D.C.

                                  -----------


                        POST-EFFECTIVE AMENDMENT NO. 3

                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933


                               SELECT ASSET INC.

            (Exact name of registrant as specified in its charter)


               Delaware                                  6189                                13-4029392
     (State or other jurisdiction            (Primary standard industrial                 (I.R.S. Employer
   of incorporation or organization)          classification code number)              Identification Number)

                              745 Seventh Avenue
                           New York, New York 10019
                                (212) 526-7000
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                --------------


                                William Cronin
                                   President
                               Select Asset Inc.
                              745 Seventh Avenue
                           New York, New York 10019
                                (212) 526-7000

    (Name and address, including zip code, and telephone number, including area code, of agent for service)

                                --------------
                                  Copies to:


          Paul Mitrokostas                           Cathy Kaplan, Esq.
         Select Asset Inc.                           Sidley Austin LLP
         745 Seventh Avenue                          787 Seventh Avenue
      New York, New York 10019                    New York, New York 10019

                                --------------

     Approximate date of commencement of proposed sale to the public: As soon as practicable after the registration statement becomes effective.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. | |

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |X|

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. | |

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. | |

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. | |

                                --------------

                                                  CALCULATION OF REGISTRATION FEE
                                                                                            Proposed Maximum
                                                Offering Amount       Proposed Maximum         Amount of           Registration
     Title of Securities Being Registered     to be Registered(1)    Price Per Unit(2)     Offering Price (2)           Fee
     ------------------------------------     -------------------    -----------------     ------------------           ---
                  Trust Certificates            $3,000,000,000             100%             $3,000,000,000       $353,100 (3)(4)

-------------------------

(1) This Registration Statement also relates to offers and sales of an indeterminate number of trust certificates in market making transactions by affiliates of the Registrant to the extent required.

(2)  Estimated solely for the purpose of calculating the registration fee.

(3)  Previously paid.

(4) Pursuant to Rule 457(a), no filing fee is required for the registration of an indeterminate number of trust certificates to be offered in market making transactions as described in footnote 1 above.


     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange is effective. This prospectus is not an offer to sell and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                    Subject to Completion Dated [ ], 200[ ]

Prospectus Supplement
(To Prospectus Dated [  ], 200[  ])

                                 [            ]
                    [ ] BACKED CALLABLE TRUST CERTIFICATES,
                  [            ] Series 200[ ]-[ ], Class [ ]

(Underlying Securities will be [asset type] due [        ] issued by [        ])


                    [            ] Series 200[ ]-[ ] Trust
                                Issuing Entity

                               Select Asset Inc.
                             Depositor and Sponsor


                                                           AGGREGATE
                                       NUMBER OF           PRINCIPAL/             [INITIAL]         PRICE TO        UNDERWRITING
                                      CERTIFICATES      NOTIONAL BALANCE        INTEREST RATE        PUBLIC           DISCOUNT
[Class [  ] Certificates]  $[  ]                                              [[ ]%] [Variable]       $[ ]              $[ ]
[Class [  ] Certificates]  $[  ]                                              [[ ]%] [Variable]       $[ ]              $[ ]

 -----------------------

THE CERTIFICATES         The Trust
WILL REPRESENT
NON-RECOURSE                  o  will be formed pursuant to a Trust Agreement
OBLIGATIONS OF THE               between Select Asset Inc., as depositor, and
TRUST ONLY AND WILL              [ ], as trustee, for the sole purpose of
NOT REPRESENT AN                 issuing the Certificates.
INTEREST IN OR
OBLIGATION OF SELECT          o  will issue [ ] classes of certificates, [all
ASSET INC., THE                  of which] [of which only the Class [ ]
TRUSTEE OR ANY OF                Certificates] are offered hereby.
THEIR AFFILIATES.
                              o  will pay interest on the Certificates on [  ]
                                 and [ ] of each year, or if any such date is not a Business Day, the next succeeding
                                 Business Day, commencing [  ], 200[ ].

                              o  will pay principal of the Certificates on
                                 [      ], or if such date is not a Business
                                 Day, the next succeeding Business Day.

                         The Certificates

                              o  will represent an undivided beneficial
                                 interest in the assets of the Trust, which will consist [primarily] [solely] of the Underlying Securities [and the Swap Agreement] described herein.

                              o  currently have no trading market.

                              o will not be insured or guaranteed by any governmental agency.

                              o are callable in whole or in part if the Call Warrants on the Underlying Securities are exercised.

                              o [will have the benefit of credit support in the form of a [letter of credit] [surety bond] [financial guaranty insurance policy] [reserve account], as described under "Description of Credit Support" in this prospectus supplement.]

YOU SHOULD REVIEW THE INFORMATION IN THE SECTION ENTITLED "RISK FACTORS" BEGINNING ON PAGE S-[ ] OF THIS PROSPECTUS SUPPLEMENT AND ON PAGE 4 OF THE ACCOMPANYING PROSPECTUS PRIOR TO MAKING A DECISION TO INVEST IN THE CERTIFICATES.

For complete information about the offered certificates, read both this prospectus supplement and the accompanying prospectus. This prospectus supplement must be accompanied by the prospectus if it is being used to offer and sell the offered certificates.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the offered certificates or passed upon the adequacy or accuracy of this prospectus supplement. Any representation to the contrary is a criminal offense.

Subject to the satisfaction of certain conditions, the underwriter[s] named below will purchase the offered certificates from Select Asset Inc. See "Method of Distribution" in this prospectus supplement. The offered certificates will be issued in book-entry form only on or about [ ], 200[ ].

                           ------------------------
                                Lehman Brothers
                                  [ ], 200[ ]

             IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
             PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS

We provide information to you about the certificates in two separate documents that progressively provide more detail: (a) the accompanying prospectus, which provides general information, some of which does not apply to your series of certificates and (b) this prospectus supplement, which describes the specific terms of your series of certificates.


Investors must view information provided in the prospectus supplement as a summary of the final material terms of the certificates being issued by the trust. It is important for you to read and consider all of the information contained in both this prospectus supplement and the accompanying prospectus in making your investment decision.


We include cross-references in this prospectus supplement and the accompanying prospectus to captions in these materials where you can find further related discussions. Unless otherwise stated, cross-references in this prospectus supplement are to captions in this prospectus supplement. The following table of contents provides the pages on which these captions are located.

                                                 TABLE OF CONTENTS

                                               Prospectus Supplement


SUMMARY OF PRINCIPAL ECONOMIC TERMS.............................................................................S-7
FORMATION OF THE TRUST.........................................................................................S-18
RISK FACTORS...................................................................................................S-18
     No due diligence investigation of the Underlying Securities, the Underlying Securities Issuer [or
         the Underlying Securities Guarantor] has been made by Select Asset, the Underwriter[s] or the
         Trustee in connection with the offering of the Class [  ] Certificates                                S-18
     The Underlying Securities Issuer [and the Underlying Securities Guarantor] [is] [are] the only
         source[s] of payment for the Class [  ] Certificates                                                  S-19
     If an Underlying Securities Event of Default occurs on or before the Distribution Date in [      ],
         then the Depositor will share pro rata with the certificateholders in proceeds of the
         Underlying Securities to the extent of its claim for accrued interest                                 S-19
     You may lose all or a portion of your investment in the Class [  ] Certificates following the
         occurrence of an Underlying Securities Event of Default                                               S-19
     The liquidity of the Class [  ] Certificates may be significantly impaired, and you may lose all or a portion of your investment in the Class [  ] Certificates, following the occurrence of an SEC
         Reporting Failure                                                                                     S-20
     Certificateholders are not likely to receive any [redemption premium or] market value appreciation        S-21
     A change or withdrawal by any Rating Agency of its initial rating may reduce the market value of
         the Class [  ] Certificates                                                                           S-21
     The Trustee's ability to accept an exchange offer by the Underlying Securities Issuer or any of its affiliates or to approve certain amendments, modifications or waivers in respect of the
         Underlying Securities is restricted                                                                   S-22
     If the Underlying Securities Issuer makes an unscheduled payment to the Trust in connection with a consent solicitation, that payment will be distributed pro rata to all of the holders of the
         Class [  ] Certificates                                                                               S-22
DESCRIPTION OF THE DEPOSITED ASSETS............................................................................S-23
     General                                                                                                   S-23
     Underlying Securities                                                                                     S-26
     [The Federal National Mortgage Association] [The Federal Home Loan Mortgage Corporation] [The
         Student Loan Marketing Association] [The Resolution Funding Corporation] [The Federal Home Loan
         Banks] [Tennessee Valley Authority] [Federal Farm Credit Banks] [Specify other GSE issuer]            S-27
     [Government Trust Certificates]                                                                           S-27
     [The Swap Agreement                                                                                       S-28


                                                        S-3

[DESCRIPTION OF CREDIT SUPPORT]................................................................................S-28
     [The Letter of Credit                                                                                     S-28
     [The Surety Bond                                                                                          S-29
     [Reserve Account                                                                                          S-29
DESCRIPTION OF THE CERTIFICATES................................................................................S-29
     General                                                                                                   S-29
     Definitive Certificates                                                                                   S-30
     Collections and Distributions                                                                             S-30
     Allocation of Losses; Subordination [specify if necessary]                                                S-33
     [Restrictions on Transfer of the Class [  ] Certificates                                                  S-33
     Call Warrants; Redemption Upon Exercise of the Call Warrants                                              S-34
     Default on Underlying Securities                                                                          S-34
     SEC Reporting Failure                                                                                     S-35
DESCRIPTION OF THE TRUST AGREEMENT.............................................................................S-36
     General                                                                                                   S-36
     The Trustee                                                                                               S-36
     Events of Default                                                                                         S-37
     Voting Rights                                                                                             S-38
     Voting of Underlying Securities, [Modification of Indenture]                                              S-38
     Termination                                                                                               S-39
     Reports in Relation to the Certificates                                                                   S-39
CERTAIN LEGAL ASPECTS OF THE DEPOSITED ASSETS..................................................................S-39
MATERIAL FEDERAL INCOME TAX CONSEQUENCES.......................................................................S-39
     Classification of the Underlying Securities                                                               S-40
     Tax Status of Trust                                                                                       S-40
     Income of U.S. Certificateholders                                                                         S-41
     Deductibility of Trust's Fees and Expenses                                                                S-42
     Sale or Other Disposition by Holders                                                                      S-42
     Non-U.S. Holders                                                                                          S-43
     Information Reporting and Backup Withholding                                                              S-44
     State and Local Tax Considerations                                                                        S-44
     [Possible Alternative Treatment of the Underlying Securities and Certificateholders                       S-44
ERISA CONSIDERATIONS...........................................................................................S-45
     Trust Assets as "Plan Assets"                                                                             S-45
     Prohibited Transaction Exemptions                                                                         S-45
METHOD OF DISTRIBUTION.........................................................................................S-46
     Underwriting                                                                                              S-46
     Affiliations                                                                                              S-47
LISTING........................................................................................................S-47
RATINGS........................................................................................................S-47
LEGAL PROCEEDINGS..............................................................................................S-48
LEGAL OPINIONS.................................................................................................S-48
INDEX OF TERMS FOR PROSPECTUS SUPPLEMENT.......................................................................S-49

                                                    Prospectus

IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS AND THE ACCOMPANYING PROSPECTUS
     SUPPLEMENT...................................................................................................2
WHERE YOU CAN FIND MORE INFORMATION...............................................................................5
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE...................................................................5
REPORTS TO CERTIFICATEHOLDERS.....................................................................................5
IMPORTANT CURRENCY INFORMATION....................................................................................6
RISK FACTORS......................................................................................................6
     Limited Liquidity............................................................................................6
     Legal Aspects................................................................................................6
     Limited Obligations and Interests............................................................................6


                                                        S-4

     Credit Support; Limited Assets...............................................................................6
     Maturity and Redemption Considerations.......................................................................7
     Tax Considerations...........................................................................................7
     Ratings of the Certificates..................................................................................7
     Global Securities............................................................................................7
     Foreign Issuers..............................................................................................8
     Currency Risks...............................................................................................8
     Passive Nature of the Trusts.................................................................................8
     Certain Conflicts of Interest................................................................................8
SELECT ASSET INC..................................................................................................9
USE OF PROCEEDS...................................................................................................9
FORMATION OF THE TRUSTS..........................................................................................10
MATURITY AND YIELD CONSIDERATIONS................................................................................11
DESCRIPTION OF THE CERTIFICATES..................................................................................12
     General.....................................................................................................13
     Distributions...............................................................................................15
     Interest on the Certificates................................................................................17
     Principal of the Certificates...............................................................................24
     Foreign Currency Certificates...............................................................................25
     Dual Currency Certificates..................................................................................25
     Call Rights and Call Warrants...............................................................................25
     Optional Exchange...........................................................................................25
     Global Securities...........................................................................................27
DESCRIPTION OF DEPOSITED ASSETS AND CREDIT SUPPORT...............................................................29
     General.....................................................................................................29
     Underlying Securities.......................................................................................31
     Principal Economic Terms of Underlying Securities...........................................................38
     Publicly Available Information..............................................................................38
     Other Deposited Assets......................................................................................40
     Swap Agreements.............................................................................................40
     Credit Support..............................................................................................41
     Collections.................................................................................................42
DESCRIPTION OF THE TRUST AGREEMENT...............................................................................43
     General.....................................................................................................43
     Assignment of Deposited Assets..............................................................................43
     Collection and Other Administrative Procedures..............................................................44
     Administrative Agent Compensation and Payment of Expenses...................................................45
     Advances in Respect of Delinquencies........................................................................46
     Certain Matters Regarding the Administrative Agent and Select Asset.........................................46
     Administrative Agent Termination Events; Rights Upon Administrative Agent
         Termination Event.......................................................................................47
     Modification and Waiver.....................................................................................49
     Reports to Certificateholders; Notices......................................................................50
     Evidence as to Compliance...................................................................................51
     Replacement Certificates....................................................................................52
     Termination.................................................................................................52
     Duties of the Trustee.......................................................................................52
     The Trustee.................................................................................................53
CURRENCY RISKS...................................................................................................53
     Exchange Rates and Exchange Controls........................................................................53
     Payment Currency............................................................................................54
     Tax Considerations..........................................................................................54
     Foreign Currency Judgments..................................................................................55
PLAN OF DISTRIBUTION.............................................................................................55
LEGAL OPINIONS...................................................................................................56



                                                        S-5

You can find a listing of the pages where capitalized terms used in this prospectus supplement and the accompanying prospectus are defined under the caption "Index of Terms for Prospectus Supplement" beginning on page S-[ ] of this document.

THE UNDERWRITER[S] MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN OR OTHERWISE AFFECT THE PRICE OF THE CERTIFICATES, INCLUDING OVER-ALLOTMENT, STABILIZING AND SHORT-COVERING TRANSACTIONS IN SUCH SECURITIES AND THE IMPOSITION OF PENALTY BIDS, IN EACH CASE IN CONNECTION WITH THE OFFERING OF THE CERTIFICATES. FOR A DESCRIPTION OF THESE ACTIVITIES, SEE "METHOD OF DISTRIBUTION."

                           ------------------------

For 90 days following the date of this prospectus supplement, all dealers selling the offered certificates are required to deliver a prospectus supplement and prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriter of the offered certificates and with respect to their unsold allotments or subscriptions.

You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

We are not offering the offered certificates in any state where the offer is not permitted.

We do not claim that the information in this prospectus supplement and the accompanying prospectus is accurate as of any date other than the dates stated on the respective covers.

                      SUMMARY OF PRINCIPAL ECONOMIC TERMS

                  This summary highlights the principal economic terms of the Class [ ] Certificates being issued by the Trust and offered by this Prospectus Supplement and of the Underlying Securities. It does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of the offering of the Class [ ] Certificates, you should carefully read this prospectus supplement and the accompanying prospectus in full. Certain capitalized terms used in this prospectus supplement are defined on the pages indicated in the "Index of Terms for Prospectus Supplement."

The Certificates
----------------
Issuing Entity.................................      Select Asset Inc., as depositor, and [  ], as trustee, will form
                                                     the [  ] Backed Callable Trust Certificates, [             ]
                                                     Series 200[  ]-[  ] Trust (the "Issuing Entity" or "Trust").


Depositor and Sponsor..........................      Select Asset Inc., an indirect wholly-owned subsidiary of Lehman
                                                     Brothers Inc.  See "Select Asset Inc." in the accompanying prospectus.

Trustee........................................      [      ].

[Administrative Agent].........................      [      ].

Securities Offered.............................      [  ] Backed Callable Trust Certificates, [             ] Series
                                                     200[  ]- [  ], consisting of Class [  ] Certificates [[,] [and] Class
                                                     [  ] Certificates [and specify others]].  [The Trust will also issue Class [  ] Certificates in an aggregate initial
                                                     [principal] [notional] amount of $[   ], which are not being
                                                     offered hereby.]  The Class [  ] Certificates [and the Class [
                                                     ] Certificates] are collectively referred to herein as the
                                                     "Certificates."

                                                     [The $[ ] initial principal balance of each Class [ ]
                                                     Certificate represents the amount that the related
                                                     certificateholder is entitled to receive as distributions
                                                     allocable to principal. Such amount due to a certificateholder will decline to the extent distributions allocable to principal are made.]

                                                     The Class [ ] Certificates will be [principal] [interest]-only certificates and will not entitle holders thereof to
                                                     distributions of [interest] [principal].] [The Notional Amount of the Class [ ] Certificates as of any date of determination is equal to [specify]. Reference to the Notional Amount of the
                                                     Class [ ] Certificates is solely for convenience in determining the basis on which distributions on the Class [ ] Certificates are calculated [and determining the relative voting rights of certificateholders of Class [ ] Certificates for purposes of voting on a class-by-class basis or otherwise. The Notional
                                                     Amount does not represent the right to receive any distributions allocable to principal.]




                                                         S-7

[Initial Number of Class [  ] Certificates]....      [      ].

[Notional/Principal Amount of Class [  ]             [$] [      ].
Certificates]..................................

Initial Certificate Principal Balance..........      [$] [      ].

Final Scheduled Distribution Date..............      [      ].

[Initial] Interest Rate........................      [The Variable Interest Rates applicable to the calculation of the interest distributable on any Distribution Date on the certificates [(other than the Class [  ] Certificates)] are equal to [describe method for determining variable rates].  The initial Variable Interest Rates for the Class [  ] Certificates
                                                     [,] [and] the Class [  ] Certificates [and specify others] are approximately [  ]% [,] [and] [  ]% [and [  ]%] per annum, respectively.]  [The Interest Rate applicable to the calculation of the interest distributable on any Distribution Date on the
                                                     [specify classes] Certificates is fixed at [  ]% [and [  ]%,
                                                     respectively,] per annum.]  [[    ]% per annum.]


Deposited Assets and Credit Support............      The Deposited Assets will consist [solely] [primarily] of the
                                                     Underlying Securities which will be subject to the Call Warrants
                                                     [and describe any other assets, including any Swap Agreement].
                                                     See "--The Underlying Securities" [, "--Other Deposited Assets"]
                                                     and "Description of the Deposited Assets."

                                                     The Deposited Assets will also include [direct obligations of the United States] [describe any assets that are incidental or relate to the Underlying Securities, including hedging contracts such as puts, calls, interest rate and other basis swaps,
                                                     currency swaps, floors, caps and collars] (such assets, together with the Underlying Securities, the "Deposited Assets").

                                                     [The certificateholders of the [specify particular classes]
                                                     Certificates will have the benefit of [describe credit support]
                                                     to support or ensure the [servicing and] [timely] [ultimate]
                                                     distribution of amounts due with respect to the Deposited
                                                     Assets, including providing certain coverage with respect to losses.]


Original Issue Date............................      [      ].

Cut-off Date...................................      [      ].

Distribution Date[s]...........................      [      ] and [      ] of each year, or if any such date is not a
                                                     Business Day, the next succeeding Business Day, commencing
                                                     [      ].



                                                         S-8


Distributions..................................      Except as provided below, holders of the Class [  ] Certificates will be entitled to receive on each Distribution Date, to the extent of Available Funds, after reimbursement of the Trustee for any extraordinary expenses incurred pursuant to the
                                                     instructions of all the certificateholders,

                                                          o   [in the case of each class of Certificates other than
                                                              the Class [ ] Certificates,] distributions of interest
                                                              on the Underlying Securities to the extent necessary to
                                                              pay interest at the [applicable Interest Rate] [rate of
                                                              [ ]% per annum on the outstanding principal balance] of
                                                              the Class [ ] Certificates,[ and]

                                                          o   [in the case of each class of Certificates other than
                                                              the Class [ ] Certificates,] distributions of principal
                                                              received on the Underlying Securities to the extent
                                                              necessary to pay the outstanding principal balance of
                                                              the Class [ ] Certificates[.] [, and]

                                                          o   [[in the case of each class of Certificates other than
                                                              the Class [ ] Certificates,] distributions allocable to
                                                              premium (if any) in an amount equal to all payments of
                                                              premium (if any) received on the Underlying Securities
                                                              for the applicable Collection Period.]

                                                     Notwithstanding the foregoing,

                                                          o   upon the exercise of Call Warrants, funds received by
                                                              the Trustee in connection with such exercise will be
                                                              allocated in the manner set forth under "Description of
                                                              the Certificates--Call Warrants; Redemption Upon
                                                              Exercise of the Call Warrants;"

                                                          o   Available Funds received by the Trustee in connection
                                                              with a redemption, prepayment or liquidation of the
                                                              Underlying Securities, in whole or in part, due to the
                                                              occurrence of an Underlying Securities Event of Default
                                                              will be allocated in the manner set forth under
                                                              "Description of the Certificates--Default on Underlying
                                                              Securities;"

                                                          o   proceeds received by the Trustee in connection with a
                                                              liquidation of the Underlying Securities following the
                                                              occurrence of an SEC Reporting Failure will be
                                                              allocated in the manner set forth under "Description of
                                                              the Certificates--SEC Reporting Failure;" and



                                                         S-9

                                                          o   in the event the Underlying Securities are redeemed,
                                                              prepaid or liquidated in whole or in part for any
                                                              reason other than due to the exercise of Call Warrants,
                                                              the occurrence of an Underlying Securities Event of
                                                              Default or an SEC Reporting Failure or their maturity,
                                                              Available Funds will be allocated in the matter set
                                                              forth under "Description of the
                                                              Certificates--Collections and Distributions."

                                                     Distributions will be made to certificateholders only if, and to the extent that, payments are made with respect to the Deposited
                                                     Assets or are otherwise covered by any credit support. [In the event that principal distributions with respect to the
                                                     Underlying Securities are insufficient to pay the outstanding principal balances of the Class [ ] Certificates and the Class [
                                                     ] Certificates, the holders will share in such principal
                                                     distributions on a pro rata basis based on the outstanding principal balances of their respective Certificates.] [The holders of the Class [ ] Certificates will be entitled to
                                                     receive on each Distribution Date distributions allocable to interest in an amount equal to [describe stripped interest].]
                                                     [The holders of the Class [ ] Certificates will not be entitled to receive any distributions allocable to principal or premium
                                                     (if any).] See "Description of the Certificates--Collections and
                                                     Distributions."

Special Distribution Dates.....................      If a payment with respect to the Underlying Securities is made to the Trustee after the Distribution Date on which such payment was scheduled to be distributed to certificateholders or in connection with the redemption, prepayment or liquidation of the
                                                     Underlying Securities in whole or in part, then the Trustee will distribute any such amounts redeived on the next occurring
                                                     Business Day (a "Special Distribution Date") as if the funds had constituted Available Funds on the Distribution Date immediately preceding such Special Distribution Date; provided, however, that the Record Date for such Special Distribution Date shall be
                                                     [___] Business Day[s] prior to the day on which the related payment was received from the Underlying Securities Trustee.


Record Date....................................      The [   ] day immediately preceding each Distribution Date.


[Subordination]................................      [The rights of the holders of the Class [  ] Certificates [and specify other classes] to receive distributions of principal, premium (if any), and interest with respect to the Deposited
                                                     Assets will be subordinated to the rights of the holders of the other classes of Certificates with respect to losses
                                                     attributable to principal, premium (if any) and interest
                                                     realized on a Deposited Asset (such losses, "Realized Losses").
                                                     See "Description of the Certificates--Allocation of Losses;
                                                     Subordination."]




                                                        S-10

Mandatory Redemption...........................      The Underlying Securities will be acquired by the Trust subject to Call Warrants entitling the holders thereof to purchase from time to time all or a portion of the Underlying Securities from the Trust at a specified call price.  In the event of a call on the Underlying Securities, Class [  ] [and/or Class [  ]]
                                                     Certificates having an aggregate principal balance equal to [
                                                     ]% of the principal amount of the called Underlying Securities will be redeemed at par [(or at par plus a premium of $[  ] per
                                                     $[  ] of principal paid if exercised prior to [  ])], plus any accrued and unpaid interest to and including the Call Date.  See
                                                     "Description of the Certificates--Call Warrants; Redemption Upon
                                                     Exercise of the Call Warrants."


                                                     If the Underlying Securities are redeemed, prepaid or
                                                     liquidated, in whole or in part, due to the occurrence of an
                                                     Underlying Securities Event of Default and the Call Warrants are
                                                     not exercised, Available Funds will be allocated to the holders of the Class [ ] Certificates and the holders of the Class [ ]
                                                     Certificates in accordance with the ratio of the Class [ ]
                                                     Allocation to the Class [ ] Allocation. See "Description of the
                                                     Certificates--Default on Underlying Securities."

                                                     If the Underlying Securities are redeemed, prepaid or
                                                     liquidated, in whole or in part, due to the occurrence of an SEC
                                                     Reporting Failure and the Call Warrants are not exercised, proceeds will be allocated first to the Trustee, for
                                                     reimbursement of any extraordinary expenses incurred by it pursuant to the instructions of not less than [100]% of the certificateholders, and second to the holders of the Class [ ]
                                                     Certificates and the holders of the Class [ ] Certificates in accordance with the ratio of the Class [ ] Allocation to the
                                                     Class [ ] Allocation. See "Description of the Certificates--SEC
                                                     Reporting Failure."

                                                     If the Underlying Securities are redeemed, prepaid or
                                                     liquidated, in whole or in part, for any reason other than due to the exercise of a Call Warrant, the occurrence of an
                                                     Underlying Securities Event of Default or an SEC Reporting
                                                     Failure or their maturity, Available Funds will be allocated to the holders of the Class [ ] Certificates and the holders of the
                                                     Class [ ] Certificates in the order of priority set forth under the heading "Description of the Certificates--Collections and
                                                     Distributions."



                                                        S-11

[Optional Termination].........................      [[Select Asset] may purchase at a price equal to the [principal amount] [liquidation preference amount] of the Underlying
                                                     Securities all the Deposited Assets in the Trust on any
                                                     Distribution Date on which the aggregate [principal amount]
                                                     [liquidation preference amount] of the Underlying Securities remaining in the Trust is less than [10%] of the aggregate
                                                     [principal amount] [liquidation preference amount] of the
                                                     Deposited Assets as of the Cut-off Date.  This would cause the termination of the Trust and early retirement of the
                                                     certificates.  [Specify any other purchase or repurchase option of Select Asset.]  See "Description of the Trust
                                                     Agreement--Termination" herein and "Description of Trust
                                                     Agreement--Termination" in the prospectus.]


Denominations; Specified Currency..............      The Class [  ] Certificates [and Class [  ] Certificates] [and
                                                     specify others] will be denominated and payable in [U.S.
                                                     dollars] [   ] (the "Specified Currency") and will each have an
                                                     initial [principal] [notional] balance of $[     ].

Interest Accrual Periods.......................      [Monthly] [Quarterly] [Semi-annual] periods (or, in the case of the first Interest Accrual Period, from and including the
                                                     Original Issue Date to, but excluding, the first Distribution
                                                     Date).



Form of Security...............................      [Book-entry certificates with The Depository Trust Company
                                                     ("DTC")].  See "Description of the Certificates--General."
                                                     Distributions will be settled in [immediately available
                                                     (same-day)] [clearinghouse (next-day)] funds.


Ratings........................................      [At the time of issuance, the Class [  ] Certificates will be rated no lower than the Underlying Securities are rated.  As of the date of this prospectus supplement, the Underlying
                                                     Securities are rated [   ] by [   ] [and [   ] by [   ]].
                                                     [Specify specific ratings requirements for particular classes.]
                                                     See "Ratings."

[Collection Period]............................      [With respect to a Distribution Date, the period beginning on
                                                     [    ] and ending at the close of business on [      ].]



                                                        S-12


Material Federal Income Tax Consequences.......      In the opinion of tax counsel to the Trust, the Trust will not be classified as an association or publicly traded partnership taxable as a corporation for federal income tax purposes.  The parties will take the position that, although not free from doubt, the Trust will constitute [a guarantor trust] [a
                                                     partnership] [other] for federal income tax purposes, and
                                                     consequently, each holder of a Certificate will be treated for federal income tax purposes as the owner of a pro rata undivided interest in the Underlying Securities and as having issued a pro rata portion of the Call Warrants.  See "Material Federal Income
                                                     Tax Consequences."

ERISA Considerations...........................      An employee benefit plan subject to the Employee Retirement
                                                     Income Security Act of 1974, as amended ("ERISA"), including an individual retirement account (an "IRA") or Keogh plan (a
                                                     "KEOGH") (each, a "Plan") should consult its advisors concerning the ability of such Plan to purchase Class [___] Certificates under ERISA or the Code.  See "ERISA Considerations."

[Listing]......................................      [The Class [___] Certificates have been approved for listing, subject to official notice of issuance, on the [New York]
                                                     [American] [other] Stock Exchange.  However, it is unlikely that trading of the Class [___] Certificates on the [New York]
                                                     [American] [other] Stock Exchange will be active.  See "Listing."]

The Call Warrants
-----------------


Call Warrants..................................      The Underlying Securities will be acquired by the Trust subject to Call Warrants. On any Business Day that any holder of Call
                                                     Warrants designates as a Call Date occurring on or after [ ], or prior thereto on any Business Day (i) following an announcement by the Underlying Securities Issuer of any redemption,
                                                     prepayment or unscheduled payment of principal on the Underlying
                                                     Securities (but on or before the date any such redemption, prepayment or unscheduled payment is made), (ii) following notification from the Trustee to the certificateholders of the occurrence of an Underlying Securities Event of Default or an
                                                     SEC Reporting Failure (but on or before the date of any proposed sale in connection therewith) or (iii) during the period
                                                     following an announcement by the Underlying Securities Issuer or an affiliate thereof of any proposed tender offer for some or all of the Underlying Securities (but on or before the date such tender offer expires or is consummated), the Underlying
                                                     Securities may be called, in whole or in part, at the related call price. In the event of a call of the Underlying Securities,
                                                     Class [ ] Certificates will be redeemed as described herein. See
                                                     "Description of the Certificates--Call Warrants; Redemption Upon
                                                     Exercise of the Call Warrants."



                                                        S-13

The Underlying Securities
-------------------------

Underlying Securities..........................      [A [ ]%] [floating rate] [publicly traded debt security due [ ]
                                                     [A pool of publicly issued [debt securities of various issuers]
                                                     [preferred securities of trusts organized to issue
                                                     trust-originated preferred securities] [term preferred stock having an investment grade rating] [United States treasury securities] debt securities of various United States government sponsored entities] [debt securities of various foreign
                                                     government issuers], having an aggregate principal amount of
                                                     $[                 ].


                                                     [Interest] [Dividends] on the Underlying Securities accrue[s] at the Underlying Securities Rate for each Underlying Securities
                                                     Interest Accrual Period and is payable on each Underlying
                                                     Securities Payment Date. The entire principal amount of the
                                                     Underlying Securities will be payable on the Underlying
                                                     Securities Final Payment Date. [The Underlying Securities have a remaining term to maturity of approximately [___] years.] [As of the Cut-off Date, the pool of Underlying Securities have a weighted average [interest] [dividend] rate of [___]% and a weighted average remaining term to maturity of approximately
                                                     [___] years. [Approximately [___]% [specify if greater than 10%]
                                                     of such Underlying Securities consist of debt securities of
                                                     [name issuer].]

                                                     [United States treasury securities]


Underlying Securities Issuer...................      [Specify issuer] [Pool of various domestic corporations, limited liability companies, banking organizations and insurance
                                                     companies.] [A trust or other legal entity organized under the laws of [ ] to issue trust preferred securities.] [Asset-backed securities.] [A [ ]%]-[floating rate] [United States treasury securities] [debt securities of various United States government sponsored entities] [Government Trust Certificates ("GTCs")
                                                     [Pool of various foreign private issuers], having an aggregate principal amount of $[ ].


                                                     [Name such obligor] is a [U.S. government-sponsored entity]
                                                     [specify other] whose principal executive offices are located at
                                                     [specify address]. The obligor [makes available to the public certain annual financial and other information].


[Underlying Securities Guarantor]..............      [Specify Underlying Securities Guarantor, if any.]

[Underlying Securities Guarantee]..............      [Describe Underlying Securities Guarantee, if any.]

[Foreign Government Guarantor].................      [Specify Foreign Government Guarantor, if any.]



                                                        S-14

[GSE Issuer]...................................      [Specify issuer] [Pool of various U.S. government sponsored entity issuers].

Underlying Securities Trustee..................      [      ].

[Underlying Securities Fiscal and Paying
Agent].........................................      [      ].

Underlying Securities Original Issue Date......      [      ].

Underlying Securities Final Payment Date.......      [      ].

[Amortization].................................      [Describe amortization schedule, if any].

Denominations[; Underlying Securities
Currency]......................................      The Underlying Securities are [denominated and payable in [U.S.
                                                     dollars] [ ] and are] available in minimum denominations of $[ ]
                                                     and [multiples thereof] [multiples of $[ ]].

Underlying Securities Payment Dates............      [      ] and [      ].

Underlying Securities Rate.....................      [  % per annum.] [A [Weighted Average] rate per annum equal to
                                                     [specify interest rate formula for debt security].]

Underlying Securities Interest Accrual
Periods........................................      [Monthly] [Quarterly] [Semi-annual] periods.

[Priority].....................................      Describe senior or subordinated status or liquidation
                                                     preference of any of the Underlying Securities].

[Security].....................................      [Describe existence of any security for obligations or state that Underlying Securities are unsecured].

[Redemption/Put/Defeasance/Other Features].....      [Describe existence of any redemption, put, defeasance right or other material features applicable to the Underlying
                                                     Securities].

Form of Security...............................      Book-entry debt securities with DTC [listed on the [New York]
                                                     [American] Stock Exchange [specify other listing]].

[Underlying Securities Trustee].............         [      ] [The Underlying Securities have been issued pursuant
                                                     to an indenture between [      ] and the issuer of the
                                                     Underlying Securities].

[Fiscal and Paying Agent]...................         [      ] [The Underlying Securities have been issued pursuant
                                                     to a fiscal and paying agency agreement, between [ ] and the issuer of the Underlying Securities] [specify other agreement].



                                                        S-15

Ratings........................................      As of the date of this prospectus supplement, the Underlying
                                                     Securities are rated [[   ] by [   ] [and [   ] by [   ]].  A
                                                     rating of the Underlying Securities is not a recommendation to purchase, hold or sell such Underlying Securities, and there can be no assurance that a rating will remain for any given period of time or that a rating will not be revised or
                                                     withdrawn entirely by a rating agency if in its judgment
                                                     circumstances in the future so warrant.  See "Ratings."

Other Deposited Assets
----------------------

[Provide similar tabular summary description of the principal economic terms of any swap agreement, credit support or other ancillary or incidental asset].

[Enhancement Provider/Swap Provider]........         [Provide disclosure on the name, organizational form, and

                                                     character of business of [an credit enhancement provider][swap provider]

[Credit Enhancement or Support]................      [Provide disclosure on the extent of any credit enhancement or support and allocation of any losses not covered by such credit enhancement or support]


         [This prospectus supplement provides only selected summary information with respect to the Underlying Securities Issuer [or the Underlying Securities Guarantor]. No investigation of the Underlying Securities Issuer [or the Underlying Securities Guarantor] (including, without limitation, any investigation as to their financial condition or creditworthiness) or of the Underlying Securities (including, without limitation, any investigation as to their ratings) has been made by Select Asset Inc., the Trustee or the Underwriters in connection with the issuance of the [Certificates]. Potential certificateholders should obtain and evaluate the same information concerning the Underlying Securities Issuer [and the Underlying Securities Guarantor] as they would obtain and evaluate if they were investing directly in the Underlying Securities or in other securities issued [or guaranteed ]by the Underlying Securities Issuer [or the Underlying Securities Guarantor]. Neither Select Asset Inc. nor any Underwriter has (i) participated in the preparation of the Underlying Securities offering document or any other publicly available information about the Underlying Securities, the agreements relating to the Underlying Securities, the Underlying Securities Issuer [or the Underlying Securities Guarantor], or (ii) made any due diligence inquiry with respect to the information in such documents. The inquiry made by Select Asset Inc. and the Underwriters has been limited to a review of information regarding the underlying securities filed with the SEC by the Underlying Securities Issuer [or the Underlying Securities Guarantor]. However, events affecting the Underlying Securities, the Underlying Securities Issuer [or the Underlying Securities Guarantor] may have occurred since the date such documents or reports were made public, which may not yet have been publicly disclosed. Such events could affect the accuracy or completeness of the publicly available documents described above.]

                  The following diagram outlines the structure of the transactions contemplated in this prospectus supplement.


                                        ----------------------
                                        |     Select Asset   |
------------- /      Call Warrants      |        Inc.        |
|  Private  | --------------------------|    (Depositor)     |
| Investors | \                         ----------------------
-------------                                 |      /|\
                                              |       |
                                              |       |
                  Underlying Securities       |       |
                    (subject to Call          |       |
                         Warrants)            |       |   $
                                              |       |
                                              |       |
                                             \|/      |
                                        ----------------------                     \ --------------------
                                        |                    |----------------------|                   |
                                        | [ ] Series 200[ ]  |                     /|  Swap Provider or |
                                        |        Trust       |/                     |   Credit Support  |
                                        |  (Issuing Entity)  |--------------------- |  Provider, if any |
                                        |                    |\                     |                   |
                                        ----------------------                      ---------------------
                                          |  /|\     /|\  |
                                          |   |       |   |
                                          |   |  $    |   |           Class A-[2]
                           Class A-[1]    |   |       |   |    Principal Interest Only
                           Certificates   |   |       |   |           Certificates
                                          |   |       |   |       (not offered hereby)
                                          |   |       |   |
                                          |   |       |   |
                                         \|/  |       |  \|/
                                  ----------------  ----------------------
                                  |              |  |         Lehman     |
                                  | Underwriters |  |    Brothers Inc.   |
                                  |              |  | (Placement Agent)  |
                                  ----------------  ----------------------
                                       |   /|\            /|\    |
                                       |    |              |     |           Class A-[2]
                         Class A-[1]   |    |              |     |    Principal / Interest Only
                         Certificates  |    | $          $ |     |           Certificates
                                      \|/   |              |    \|/      (not offered hereby)
                                    -------------      --------------
                                    |  Public   |      |  Private   |
                                    | Investors |      | Investors  |
                                    ------------       --------------

                            FORMATION OF THE TRUST

                  The Trust will be formed pursuant to the trust agreement (including the [ ] Series 200[ ]-[ ] supplement) between Select Asset Inc. ("Select Asset") and the Trustee (the "Trust Agreement"). At the time of the execution and delivery of the [ ] Series 200[ ]-[ ] supplement, Select Asset will deposit Underlying Securities in an aggregate principal amount of $[ ] (the "Underlying Securities") in the Trust, subject to its retention of the rights evidenced by the Call Warrants, and the Trust will issue the [ ] Class
[ ] Certificates offered hereby. The Trustee, on behalf of the Trust, will accept such Underlying Securities subject to the Call Warrants and will deliver the Certificates in accordance with the instructions of Select Asset.

                  The Underlying Securities have been or will be purchased by Select Asset in the secondary market (either directly or through an affiliate of Select Asset). As of [ ], the market price of the Underlying Securities was [ ], which market price was determined [state method of determination]. The Underlying Securities (other than Underlying Securities which are issued by the United States of America) will not be acquired from the Underlying Securities Issuer as part of any distribution by or pursuant to any agreement with such issuer. [Neither the] [The] Underlying Securities Issuer [nor the Underlying Securities Guarantor] [is not] [are] participating in this offering and [neither] will [not] receive any of the proceeds of the sale of the Underlying Securities to Select Asset or the issuance of the Certificates. [Neither Select Asset nor any of its affiliates participated in the initial public offering of the Underlying Securities] [Lehman Brothers Inc., an underwriter of the Class [ ] Certificates and an affiliate of Select Asset, participated in the initial public offering of the Underlying Securities as a [co-underwriter] [underwriter]].


                                 RISK FACTORS

No due diligence investigation of       [Lehman Brothers Inc. participated in
the Underlying Securities, the          the initial public offering of the
Underlying Securities Issuer [or the    Underlying Securities and considered
Underlying Securities Guarantor] has    certain financial information related
been made by Select Asset, the          to the Underlying Securities Issuer in
Underwriter[s] or the Trustee in        connection with such offering.
connection with the offering of the     However, in] [In] connection with the
Class [ ] Certificates.                 present offering, none of Select
                                        Asset, the Underwriter[s] or the
                                        Trustee (a) has made, or will make,
                                        any due diligence investigation of the
                                        business, operations or condition,
                                        financial or otherwise, or
                                        creditworthiness of the Underlying
                                        Securities Issuer [or the Underlying
                                        Securities Guarantor] or (b) has
                                        verified, or will verify, any reports
                                        or information filed by the Underlying
                                        Securities Issuer [or the Underlying
                                        Securities Guarantor] with the
                                        Securities and Exchange Commission or
                                        any other comparable U.S. or
                                        international government agency or
                                        otherwise made available to the
                                        public. It is strongly recommended
                                        that prospective investors in the
                                        Class [ ] Certificates consider and
                                        evaluate publicly available financial
                                        and other information regarding the
                                        Underlying Securities Issuer [and the
                                        Underlying Securities Guarantor]. The
                                        issuance of the Certificates should
                                        not be construed as an endorsement by
                                        Select Asset, the Underwriter[s] or
                                        the Trustee of the financial condition
                                        or business prospects of the
                                        Underlying Securities Issuer [or the
                                        Underlying Securities Guarantor]. See
                                        "Description of the Deposited Assets."

The Underlying Securities Issuer        The Class [ ] Certificates do not
[and the Underlying Securities          represent an interest in, or
Guarantor] [is] [are] the only          obligation of, and have not been
source[s] of payment for the Class      issued by, Select Asset, the Trustee
[  ] Certificates.                      or any of their affiliates. The
                                        payments made by the Underlying
                                        Securities Issuer [or the Underlying
                                        Securities Guarantor] on the
                                        Underlying Securities are the only
                                        source[s] of payment for your Class [
                                        ] Certificates. Certificateholders are
                                        directly exposed to the credit risk of
                                        the Underlying Securities Issuer [and
                                        the Underlying Securities Guarantor].
                                        None of Select Asset, the Trustee or
                                        any of their affiliates has the
                                        ability to declare a dividend on or
                                        otherwise determine the amount of
                                        payments made on the Class [ ]
                                        Certificates. The Underlying
                                        Securities Issuer [and the Underlying
                                        Securities Guarantor] are subject to
                                        laws permitting bankruptcy,
                                        moratorium, reorganization and other
                                        related actions, and financial
                                        difficulties experienced by the
                                        Underlying Securities Issuer [or the
                                        Underlying Securities Guarantor] could
                                        result in delays in payment, partial
                                        payment or nonpayment of the
                                        Underlying Securities and, in turn,
                                        your Class [ ] Certificates. In the
                                        event of nonpayment on the Underlying
                                        Securities, you will bear the loss
                                        resulting from such nonpayment. See
                                        "Description of the Certificates."

If an Underlying Securities Event of    On the Distribution Date in [ ], the
Default occurs on or before the         Trustee will pay Select Asset, to the
Distribution Date in [ ], then the      extent available from payments on the
Depositor will share pro rata with      Underlying Securities, an amount equal
the certificateholders in proceeds      to interest accrued on the Underlying
of the Underlying Securities to the     Securities from [ ] to, but excluding,
extent of its claim for accrued         the Original Issue Date. If the
interest.                               Depositor is not paid such amount on
                                        such date, it will have a claim for
                                        such amount. In satisfaction of that
                                        claim, the Depositor will receive its
                                        pro rata share, based on the ratio the
                                        amount owed to the Depositor bears to
                                        all amounts owed on the Certificates
                                        in respect of accrued interest, of any
                                        proceeds from the recovery on the
                                        Underlying Securities. See
                                        "Description of the Trust Agreement."

You may lose all or a portion of        Upon the occurrence of an Underlying
your investment in the Class [ ]        Securities Event of Default, the
Certificates following the              Trustee, at the direction of each
occurrence of an Underlying             Certificateholder, will either (i)
Securities Event of Default.            distribute in-kind the Underlying
                                        Securities related to such
                                        Certificateholder or (ii) liquidate
                                        the Underlying Securities related to
                                        such Certificateholder (it being
                                        understood that if no such direction
                                        is given, Certificateholders will be
                                        deemed to have elected option (ii)
                                        above. [The interests of the holders
                                        of the Class [ ] Certificates and
                                        Class [ ] Certificates in the
                                        Underlying Securities or the proceeds
                                        received by the Trust in connection
                                        with any liquidation of the Underlying
                                        Securities will be determined in
                                        accordance with a formula which is
                                        based on the present value of the
                                        amounts due, or to become due, on such
                                        Certificates.] Because the liquidation
                                        proceeds or the value of the
                                        Underlying Securities, together with
                                        any amounts received prior to any such
                                        distribution, may be in an amount less
                                        than you paid for your Certificates,
                                        you may lose a portion of your
                                        investment in the Certificates. See
                                        "Description of the
                                        Certificates--Collections and
                                        Distributions."

The liquidity of the Class [ ]          Upon the occurrence of an SEC
Certificates may be significantly       Reporting Failure, if the Call
impaired, and you may lose all or a     Warrants are not exercised, the
portion of your investment in the       Depositor will use commercially
Class [ ] Certificates, following       reasonable efforts to obtain approval
the occurrence of an SEC Reporting      from the SEC and the [New York]
Failure.                                [American] Stock Exchange to withdraw
                                        the Certificates from reporting
                                        registration and listing. If the
                                        Depositor is unable to withdraw the
                                        Certificates from listing on the [New
                                        York] [American] Stock Exchange and
                                        terminate its Exchange Act reporting
                                        obligations with respect to the
                                        Certificates on or prior to the date
                                        on which the Depositor has determined
                                        (in its reasonable, good faith
                                        discretion) that it would be in
                                        violation of its reporting obligations
                                        under the Exchange Act with respect to
                                        the Certificates absent a termination
                                        of the Trust, then the Trustee will
                                        terminate the Trust. However, prior to
                                        any such termination, a notice will be
                                        sent to Certificateholders in which
                                        each Certificateholder may direct the
                                        Trustee to either (i) distribute
                                        in-kind a principal amount of
                                        Underlying Securities equal to its
                                        interest in the Underlying Securities
                                        or (ii) liquidate its interest in the
                                        Underlying Securities and distribute
                                        any liquidation proceeds to such
                                        Certificateholder. If any
                                        Certificateholder does not respond to
                                        such notice, it will be deemed to have
                                        elected the option described in clause
                                        (ii) of the preceding sentence. [The
                                        interests of the holders of the Class
                                        [ ] Certificates and Class [ ]
                                        Certificates in the Underlying
                                        Securities or the proceeds received by
                                        the Trust in connection with any
                                        liquidation of the Underlying
                                        Securities will be determined in
                                        accordance with a formula which is
                                        based on the present value of the
                                        amounts due, or to become due, on such
                                        Certificates.] Because the liquidation
                                        proceeds or the value of the
                                        Underlying Securities, together with
                                        any amounts received prior to any such
                                        distribution, may be in an amount less
                                        than you paid for your Certificates,
                                        you may lose a portion of your
                                        investment in the Certificates in
                                        connection with any such termination.

                                        If the Depositor succeeds in
                                        withdrawing the Certificates from
                                        listing on the [New York] [American]
                                        Stock Exchange and terminating its
                                        reporting obligations in relation to
                                        the Certificates on or prior to the
                                        date on which the Depositor has
                                        determined that it would be in
                                        violation of its reporting obligations
                                        under the Exchange Act with respect to
                                        the Certificates, then the Trustee
                                        will not take any action described in
                                        the preceding paragraph and the
                                        Certificates will remain outstanding.
                                        However, the Certificates will no
                                        longer be listed on the [New York]
                                        [American] Stock Exchange (or any
                                        other stock exchange) and no public
                                        reports under the Exchange Act will be
                                        available in relation to the
                                        Certificates. These changes may
                                        significantly impair the liquidity of
                                        the Certificates in the secondary
                                        market and may impair the ability of
                                        the holders of the Certificates to
                                        continue to hold or sell the
                                        Certificates. In particular, if any
                                        holder of Certificates is subject to
                                        an investment restriction requiring it
                                        to hold listed securities, such holder
                                        may be required to sell its
                                        Certificates at a time when the
                                        secondary market in the Certificates
                                        has been adversely affected as a
                                        result of the
                                        delisting and termination of
                                        reporting. See "Description of the
                                        Certificates--SEC Reporting Failure."

                                        An SEC Reporting Failure may occur as
                                        a result of certain events with
                                        respect to the Underlying Securities
                                        Issuer over which the Depositor has no
                                        control, such as a merger or
                                        acquisition involving the Underlying
                                        Securities Issuer, redemption or
                                        delisting of unrelated securities of
                                        the Underlying Securities Issuer or
                                        changes in the corporate structure of
                                        the Underlying Securities Issuer.
                                        Certificateholders should
                                        independently evaluate the likelihood
                                        of the occurrence of an SEC Reporting
                                        Failure.

Certificateholders are not likely to    [In certain circumstances, redemption
receive any [redemption premium or]     of the Underlying Securities requires
market value appreciation.              payment of a redemption premium.] In
                                        addition, the market value of the
                                        Underlying Securities may increase to
                                        a value in excess of their face
                                        amounts. However, in such
                                        circumstances it is likely that the
                                        Call Warrant holders will exercise
                                        their right to call the Underlying
                                        Securities. If a Call Warrant holder
                                        does exercise its right, a
                                        certificateholder will receive less
                                        than if the certificateholder directly
                                        owned the Underlying Securities and
                                        will not receive any premium or any
                                        excess of the Underlying Securities'
                                        market value over their face amounts.
                                        Certificateholders are generally not
                                        entitled to receive and should not
                                        expect to receive any amount in excess
                                        of the principal amount of their
                                        Certificates. See "Description of the
                                        Certificates--Collections and
                                        Distributions" and "--The Call
                                        Warrants; Optional Call of the
                                        Underlying Securities."

A change or withdrawal by any Rating    At the time of issuance, the Class [ ]
Agency of its initial rating may        Certificates will have ratings
reduce the market value of the Class    assigned by [ ] and [ ] equivalent to
[ ] Certificates.                       the ratings of the Underlying
                                        Securities, which, as of the date of
                                        this prospectus supplement were [ ] by
                                        [ ] and [ ] by [ ]. It is expected
                                        that the ratings of the Class [ ]
                                        Certificates will change if the
                                        ratings of the Underlying Securities
                                        change.

                                        Any rating issued with respect to the
                                        Class [ ] Certificates is not a
                                        recommendation to purchase, sell or
                                        hold a security inasmuch as such
                                        ratings do not comment on the market
                                        price of the Class [ ] Certificates or
                                        their suitability for a particular
                                        investor. There can be no assurance
                                        that the ratings will remain for any
                                        given period of time or that the
                                        ratings will not be revised or
                                        withdrawn entirely by any rating
                                        agency if, in its judgment,
                                        circumstances (including, without
                                        limitation, the rating of the
                                        Underlying Securities) so warrant. A
                                        revision or withdrawal of any such
                                        rating may have an adverse effect on
                                        the market price of the Class [ ]
                                        Certificates.

The Trustee's ability to accept an      In order to accept an offer by the
exchange offer by the Underlying        Underlying Securities Issuer or any
Securities Issuer or any of its         of its affiliates to exchange the
affiliates or to approve certain        Underlying Securities for another
amendments, modifications or waivers    security or to approve certain
in respect of the Underlying            amendments, modifications or waivers
Securities is restricted.               in respect of the Underlying
                                        Securities, the Trustee must receive
                                        the consent of 100% of the
                                        certificateholders and an opinion of
                                        counsel stating that such acceptance
                                        or approval would not cause the
                                        Trust to suffer certain adverse tax
                                        consequences. If the Trustee does
                                        not receive the consent of 100% of
                                        the certificateholders or the
                                        required opinion, the Trustee must
                                        reject the exchange offer or
                                        amendment, modification or waiver,
                                        even if such offer or amendment,
                                        modification or waiver is otherwise
                                        in the best interests of the
                                        certificateholders. It is unlikely
                                        that 100% of the Certificateholders
                                        will respond to any consent request.
                                        The Trustee's failure to accept such
                                        an offer or to consent to such an
                                        amendment, modification or waiver
                                        may have an adverse effect on the
                                        market price of the Underlying
                                        Securities and the Class [ ]
                                        Certificates. See "Description of
                                        the Trust Agreement--Voting of
                                        Underlying Securities, [Modification
                                        of Indenture]."

If the Underlying Securities Issuer     In certain situations, the
makes an unscheduled payment to the     Underlying Securities Issuer may
Trust in connection with a consent      offer to make an unscheduled payment
solicitation, that payment will be      to the holders of the Underlying
distributed pro rata to all of the      Securities in order to solicit their
holders of the Class [ ] Certificates.  approval of an amendment in respect of the Underlying Securities. The
                                        Trustee, as the record holder of the
                                        Underlying Securities, will provide
                                        notice of such offer to the
                                        certificateholders and, subject to
                                        certain limitations, will vote or
                                        refrain from voting the Underlying
                                        Securities in the same proportion
                                        (based on relative Voting Rights of
                                        the Certificates) as the
                                        Certificates were actually voted or
                                        not voted by the certificateholders.
                                        Any payment received by the Trustee
                                        in connection with its approval of
                                        any such amendment will be
                                        distributed to all of the holders of
                                        the Class [ ] Certificates [pro rata
                                        in proportion to their original
                                        certificate principal balances] [in
                                        accordance with the ratio of the
                                        Class [ ] Allocation to the Class [
                                        ] Allocation], regardless of whether
                                        individual holders voted to approve
                                        the amendment related to the
                                        payment. A holder of a Class [ ]
                                        Certificate who voted to approve the
                                        amendment will receive the same
                                        proportionate share of the
                                        unscheduled payment as a holder who
                                        did not vote to approve the
                                        amendment. Accordingly, if you vote
                                        to approve any such amendment, but
                                        less than 100% of the
                                        certificateholders vote to approve
                                        such amendment, you will receive a
                                        lesser share of the unscheduled
                                        payment than if you owned the
                                        Underlying Securities directly. See
                                        "Description of the Trust
                                        Agreement--Voting of Underlying
                                        Securities, [Modification of
                                        Indenture]."

               [Describe risk factors applicable to the specific Underlying Securities and other Deposited Assets and the particular structure of the Certificates being offered, including factors relating to the yield on the Certificates and risks associated with the Deposited Assets (including any material risks as a result of any repurchase option or put and the inclusion in the Deposited Assets of GTCs) and the terms thereof, as described elsewhere herein.]

               [The Underlying Securities are not guaranteed by the federal government or any agency or instrumentality thereof, other than the issuer of the Underlying Securities.]

               See "Risk Factors" and "Maturity and Yield Considerations" in the prospectus.

                      DESCRIPTION OF THE DEPOSITED ASSETS

General

               This prospectus supplement sets forth certain relevant terms with respect to the Underlying Securities, but does not provide detailed information with respect to the Underlying Securities Issuer[s] [, [any] [the] Underlying Securities Guarantor] or the Underlying Securities. This prospectus supplement relates only to the Class [ ] Certificates offered hereby. All disclosure contained herein with respect to the Underlying Securities is derived from publicly available documents.

               [Specify Underlying Securities Issuer's name, organizational form and the general character of its business] [Specify Underlying Securities Guarantor, if any, guarantor's organizational form and the general character of its business.]

               The Underlying Securities [Issuer] [Guarantor] is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission" or the "SEC") under the Underlying Securities [Issuer's] [Guarantor's] Exchange Act File Number, [ ]. Reports, proxy statements and other information filed by the Underlying Securities [Issuer] [Guarantor] with the Commission pursuant to the informational requirements of the Exchange Act can be inspected and copied, at prescribed rates, at the public reference facilities maintained by the Commission at 100 F Street, N.E., Washington, D.C. 20549. The Commission maintains a database, known as "EDGAR" that can be accessed through the Commission's web site at http://www.sec.gov as well as through certain privately run internet services. The EDGAR database contains reports, proxy statements and other information regarding registrants that file electronically with the Commission. [Such reports, proxy statements and other information can also be inspected at the offices of the [New York] [American] [other] Stock Exchange, on which one or more of the Underlying Securities [Issuer's] [Guarantor's] securities are listed.] [The Underlying Securities [Issuer] [Guarantor] also makes available to the public upon request certain annual financial and other information.]

               NONE OF SELECT ASSET, THE UNDERWRITER[S] OR THE TRUSTEE HAS PARTICIPATED IN THE PREPARATION OF SUCH REPORTING DOCUMENTS, OR MADE ANY DUE DILIGENCE INVESTIGATION WITH RESPECT TO THE INFORMATION PROVIDED THEREIN. No investigation has been made of the financial condition or creditworthiness of the Underlying Securities Issuer [or the Underlying Securities Guarantor] in connection with the issuance of the Class [ ] Certificates. Additionally, events affecting the Underlying Securities, the Underlying Securities Issuer or the Underlying Securities Guarantor may have occurred since the date such documents were made public, which may not yet have been publicly disclosed. Such events could affect the accuracy or completeness of the publicly available documents described above.

               [The Trust will have no significant assets other than the Underlying Securities from which to make distributions of amounts due in respect of the Certificates. Consequently, the ability of certificateholders to receive distributions in respect of the Certificates will depend entirely on the Trust's receipt of payments on the Underlying Securities. Prospective purchasers of the Class [ ] Certificates should consider carefully the financial condition of the Underlying Securities Issuer [and the Underlying Securities Guarantor] and [its] [their] respective abilities to make payments in respect of the Underlying Securities. This prospectus supplement relates only to the Class [ ] Certificates offered hereby. All information contained in this prospectus supplement regarding the Underlying Securities [and] [,] the Underlying Securities Issuer [and the Underlying Securities Guarantor] is derived solely from publicly available documents.]

[Use the following where the Underlying Securities consist of a pool of obligations of multiple obligors.]

               [The Deposited Assets will consist primarily of the Underlying Securities, which are a pool of [treasury securities] [and] publicly traded debt securities, trust preferred securities or term preferred stock of [domestic corporations, limited liability companies, banking organizations and insurance companies] [U.S. government-sponsored entities ("GSEs")] [Government Trust Certificates ("GTCs")]. [The Deposited Assets will consist primarily of the Underlying Securities, which are a pool of publicly issued debt securities. The Underlying Securities will be purchased by Select Asset in the secondary market (either directly or through an affiliate of Select Asset) and will be deposited into the Trust. The Underlying Securities will not be acquired either from the respective obligors on the Underlying Securities or pursuant to any distribution by or agreement with such obligors.


               [Provide disclosure required pursuant to Regulation AB, Item 1107(j), if expenses incurred in connection with the selection and acquisition of the pool assets are to be paid from offering proceeds.]


               The composition of the Underlying Securities pool and the distribution by ratings, remaining term to maturity and interest rate of the Underlying Securities as of the Cut-off Date are as set forth below:

                 Composition of the Underlying Securities Pool
                            as of the Cut-off Date


                Number of Underlying Securities:
                Aggregate Principal Balance:             [$]
                Average Principal Balance:               [$]
                Largest Balance:                         [$]
                Weighted Average Interest Rate:            %
                Weighted Average Original Term to
                Maturity:                                Years
                Weighted Average Remaining Term to
                Maturity:                                Years
                Longest Remaining Term to Maturity:
                                                         Years


                    Distribution by Industry Classification
           of the Underlying Securities Pool as of the Cut-off Date

                                                                    Percent of
                                                   Aggregate        Aggregate
Industry                                           Principal        Principal
Classification                       Number         Balance          Balance
--------------                       ------         -------          -------


                                   ----------      ----------      -----------
Total
                                   ==========      ==========      ===========



                        Distribution by Ratings of the
               Underlying Securities Pool as of the Cut-off Date

                                                                    Percent of
                                                   Aggregate        Aggregate
                                                   Principal        Principal
              Rating                 Number         Balance          Balance
              ------                 ------         -------          -------


                                   ----------      ----------      -----------
Total
                                   ==========      ==========      ===========

                  Distribution by Remaining Term to Maturity of the Underlying Securities Pool as of the Cut-off Date


                                                                    Percent of
                                                   Aggregate        Aggregate
Remaining Term                                     Principal        Principal
  To Maturity                        Number         Balance          Balance
--------------                       ------         -------          -------


                                   ----------      ----------      -----------
Total
                                   ==========      ==========      ===========


                     Distribution by Interest Rate of the
               Underlying Securities Pool as of the Cut-off Date

                                                                    Percent of
                                                   Aggregate        Aggregate
                                                   Principal        Principal
Interest Rate Range                  Number         Balance          Balance
-------------------                  ------         -------          -------
         % to     %                                [$]                       %

Greater than      %
                                    --------       ----------        --------
Total                                              [$]                   100%
                                    ========       ==========        ========



               No payment due on any of the Underlying Securities is delinquent as of the Cut-off Date or will be delinquent as of the Closing Date.


               [The Underlying Securities consist of debt securities of [domestic corporate issuers [specify other]]. [The Underlying Securities consist of debt securities issued or guaranteed by foreign private issuers]. [The Underlying Securities consist of [treasury securities] [debt securities of U.S. government-sponsored entities] [GTCs]. As of the Cut-off Date, [all of] [approximately % of] the Underlying Securities were rated [investment grade] [specify particular rating] by at least one nationally recognized rating agency, and, based on publicly available information, no obligor of any Underlying Security was in default in the payment of any installments of principal, interest or premium (if any) with respect thereto. Any rating of any of the Underlying Securities is not a recommendation to purchase, hold or sell such Underlying Security or the Certificates, and a rating may not remain for any given period of time or may be lowered or withdrawn entirely by a rating agency in the future. See "Ratings" herein and "Risk Factors--Ratings of the Certificates" in the accompanying prospectus regarding considerations applicable to the ratings of the Certificates.]


               [With respect to Underlying Securities that consist of debt securities issued or guaranteed by foreign private issuers, provide any pertinent governmental, legal or regulatory or administrative matters and any pertinent tax matters, exchange controls, currency restrictions or other economic, fiscal, monetary or potential factors in the applicable home jurisdiction that could materially affect the Certificates.]

               [The Underlying Securities may not be added, removed or substituted after the Closing Date, except in each case with [(x)] the unanimous consent of the certificateholders [and (y) an opinion of counsel that such vote or consent would not materially increase the risk that the Trust would be taxed as an association or publicly traded partnership taxable as a corporation under the Code; provided, however, if an Underlying Securities Event of Default is occurring the Trustee may liquidate the Underlying Securities as described herein].

Underlying Securities

               The Underlying Securities have been issued pursuant to [an] agreement[s] (specify other)) between the [various] [issuer[s] of the Underlying Securities and Underlying Securities [trustee[s]] [fiscal agent[s]] [a certificate of designation].

               The following summary describes material terms of the Underlying Securities as set forth in the Underlying Securities offering document, but investors should refer to the indenture[s] [fiscal agency agreement[s]] [certificate[s] of designation] [pooling and servicing agreement[s]] with respect to the Underlying Securities for all the terms governing the Underlying Securities.

               [The following is a summary of the typical Underlying Security Events of Default for each series of Outstanding Debt Securities. [Any additional Underlying Security Events of Default unique to a Concentrated Underlying Security have been described following the summary]:

                    o failure to make payments of principal (and premium, if any) and interest to holders of the Outstanding Debt Securities when the same shall be due;

                    o material breaches of certain representations, warranties or covenants or failure to observe or perform in any material respect any covenant or agreement continuing for a specified period of time after notice thereof is given to the issuer of the Underlying Securities [or GSE issuer] by [the Underlying Securities trustee or] the holders of not less than a specified percentage of the Outstanding Debt Securities;

                    o [failure by the issuer of the Underlying Securities to make any required payment of principal (and premium, if any) or interest with respect to certain of the other outstanding debt obligations of the issuer of the Underlying Securities or the acceleration by or on behalf of the holders thereof of such securities;]

                    o certain events of bankruptcy or insolvency relating to the issuer of the [Underlying Securities] [GSE issuer]; and

                    o [describe any additional common events of default with respect to the pool of Underlying Securities].]

               As of the Cut-off Date, [all of] [approximately [ ]% of] the Underlying Securities were [subject to [describe any put, call or other conversion or redemption options applicable to the Underlying Securities [and [all of] [approximately [ ]% of] the Underlying Securities were [describe the nature of the obligation represented by such Underlying Securities (i.e., senior, subordinate, secured) and describe commonalities with respect to any subordination or security provisions or collateral].]

               The [pool of] Underlying Securities, together with any other assets described below and any credit support described under "Description of Credit Support," represent the sole assets of the Trust that are available to make distributions in respect of the Certificates.]

               [Use the following with respect to each obligor the Underlying Securities of which represent more than 10% of the total Underlying Securities available to make distributions in respect of the Certificates-only a single obligor is referred to for purposes of this section of the form of prospectus supplement.]

               [A significant portion of] [Virtually all of] [All of] the Deposited Assets of the Trust will consist of the [ %] [floating rate] [specify publicly issued security] due [ ] of [specify issuer], having an [aggregate principal amount] [aggregate liquidation preference amount] outstanding as of the Cut-off Date of approximately [$][specify currency] (the "Underlying Securities"). The Underlying Securities [(other than Underlying Securities which are issued by the United States of America)] will be purchased by Select Asset in the secondary market (either directly or through an affiliate of Select Asset) and will be deposited into the Trust. The Underlying

Securities will not be acquired either from [name such obligor] or pursuant to any distribution by or agreement with [name such obligor]. [Describe any put, call or other conversion or redemption options applicable to the Underlying Securities, as well as the nature of the obligation represented by such Underlying Securities (i.e., senior, subordinate, secured)]. As of the Cut-off Date, the foregoing security comprising [ %] of the Underlying Securities was rated [specify investment grade rating] [investment grade] by [specify nationally recognized rating agency or agencies], and, based on publicly available information, the obligor thereon was not in default in the payment of any installments of principal, interest or premium (if any) with respect thereto. Any such rating of such Underlying Securities is not a recommendation to purchase, hold or sell such Underlying Securities or the Certificates, and a rating may not remain for any given period of time or may be lowered or withdrawn entirely by a rating agency in the future. See "Ratings" herein and "Risk Factors-Ratings of the Certificates" in the accompanying prospectus regarding certain considerations applicable to the ratings of the Certificates.

               [According to [name such issuer]'s publicly available documents, [name such issuer] is a [identify form of domestic corporation trust banking organization or insurance company] whose principal executive offices are located at [specify address]. Select Asset is not an affiliate of [name such issuer]. [Name such obligor] is subject to the informational requirements of the Exchange Act and in accordance therewith files reports and other information (including financial information) with the SEC. Reports, proxy statements and other information filed by [name such obligor] with the Commission pursuant to the informational requirements of the Exchange Act can be inspected and copied, at prescribed rates, at the public reference facilities maintained by the Commission at 100 F Street, N.E., Washington, D.C. 20549. The Commission maintains a database, known as "EDGAR" that can be accessed through the Commission's web site at http://www.sec.gov as well as through certain privately run internet services. The EDGAR database contains reports, proxy statements and other information regarding registrants that file electronically with the Commission. [Such reports, proxy statements and other information can also be inspected at the offices of the [New York] [American] [other] Stock Exchange, on which one or more of [name such obligor]'s securities are listed.] [[Name such obligor] also makes available to the public upon request certain annual financial and other information.]

[The Federal National Mortgage Association] [The Federal Home Loan Mortgage Corporation] [The Student Loan Marketing Association] [The Resolution Funding Corporation] [The Federal Home Loan Banks] [Tennessee Valley Authority] [Federal Farm Credit Banks] [Specify other GSE issuer]

               [Describe GSE issuer or pool of various GSE issuers.]

[Government Trust Certificates]

               [Describe GTCs and any guaranty.]

               The Trust will have no other significant assets [other than any credit support or those assets referred to below] from which to make distributions of amounts due in respect of the Certificates. Consequently, the ability of certificateholders to receive distributions in respect of the Certificates will depend [almost] entirely on the Trust's receipt of payments on the foregoing Underlying Securities from [name such obligor]. Prospective purchasers of the Certificates should consider carefully [name such obligor]'s financial condition and its ability to make payments in respect of such Underlying Securities. This prospectus supplement relates only to the Class [ ] Certificates being offered hereby. All information contained in this prospectus supplement regarding [name such obligor] is derived from the publicly available documents described in the preceding paragraph. Neither Select Asset nor [any of] the Underwriter[s] has participated in the preparation of such documents.

               [The Deposited Assets will also include [direct obligations of the United States of America] [describe any assets which are ancillary or incidental to the Underlying Securities, including hedging contracts such as puts, calls, interest rate swaps, currency swaps, floors, caps and collars, and any cash or other security pledged to support the Underlying Securities] (such assets, together with the Underlying Securities, the "Deposited Assets").]

[The Swap Agreement

               [The trust has entered into a [rate swap] [basis swap] [forward rate transaction] [index swap] [index option] [bond option] [interest rate option] [foreign exchange transaction] [cap transaction] [floor transaction] [collar transaction] [currency swap transaction] [cross currency rate swap transaction] [currency option] with [ ] (the "Swap Agreement"). The following section describes, in summary, the material terms of the Swap Agreement. The description does not purport to be complete and is subject to the provisions of the Swap Agreement, a copy of which will be filed with the SEC on or after the date of the issuance of the Certificates.

               [Add language describing the operation and material terms of the swap agreement, including the method of calculation of payments by the swap counterparty and the timing of those payments; the applicable provisions of the swap agreement relating to modification and amendment, events of default, swap agreement termination events, early termination and termination payments, if any, owing by the trust or to the trust; and any material provisions regarding substitution of the swap agreement.]

               [ ], the swap counterparty, is organized as a [ ] under the laws of [ ]. [Add language describing the general character of the business of the swap counterparty.] The long-term credit rating assigned to the swap counterparty by Moody's is currently "[ ]" and by Standard & Poor's is "[ ]."

               The sponsor has determined that the significance percentage for the Swap Agreement is [ ]%. The significance percentage of the Swap Agreement is the percentage equivalent of (i) the amount of a reasonable good-faith estimate of maximum probable exposure divided by (ii) the aggregate principal balance of the Underlying Securities. [Add appropriate financial disclosure as contemplated in Item 1115 of Regulation AB if the significance percentage is 10% or more.]]


                        [DESCRIPTION OF CREDIT SUPPORT]

               For the benefit [solely] of the [Offered] [Class [ ] Certificates [and the Class [ ] Certificates]], credit support will be obtained [and will constitute part of the Trust to the extent provided below] to support or ensure the [servicing and] [timely] [ultimate] distribution of amounts due with respect to the Deposited Assets, in the form and amount described below.

[The Letter of Credit

               Simultaneously with Select Asset's assignment of the Deposited Assets to the Trust, Select Asset will obtain a letter of credit from [ ] in favor of the Trustee on behalf of the certificateholders. A copy of the letter of credit will be filed with the SEC on or after the date of issuance of the Certificates.

               The letter of credit will be irrevocable and will [support the [timely] [ultimate] remittance of amounts due with respect to the Deposited Assets]. [The maximum amount that the Trustee may draw under the letter of credit will initially be equal to [ ]. The initial amount of the letter of credit will be $[ ]. Thereafter, the amount of the letter of credit with respect to any Distribution Date will equal [the lesser of (i) [ ]% of the aggregate Certificate Principal Balance outstanding on the preceding Distribution Date (after giving effect to any payment of principal made on such preceding Distribution Date) but in any event not less than $[ ], and
(ii)] the amount of the letter of credit on the preceding Distribution Date, plus [(a) reimbursement of certain advances under the letter of credit and (b) recoveries on defaulted Deposited Assets] [describe other methods]. The letter of credit expires on [ ], 20[ ]. The Trustee will be obligated, in the event of a drawing on the letter of credit, to pursue appropriate remedies against the Deposited Assets and other collateral, and any realization thereon shall be paid to the letter of credit bank to the extent of any amounts owing, in the manner and priority specified herein.]

               [Add language regarding the letter of credit bank with respect to its organizational form, the general character of its business, its debt ratings, any regulatory authorities having jurisdiction over it and the nature of such regulation, a narrative description of its assets, liabilities (including deposits) and equity, and an address for further information concerning the letter of credit bank. In addition, if the letter of credit bank is liable or contingently liable to provide payments representing 10% or more of the cash flow supporting any class of Certificates, add appropriate financial disclosure as contemplated in Item 1114 of Regulation AB.]]

[The Surety Bond

               Simultaneously with Select Asset's assignment of the Deposited Assets to the Trust, Select Asset will obtain a surety bond from [ ] in favor of the Trustee on behalf of the certificateholders. A copy of the surety bond will be filed with the SEC on or after the date of the issuance of the Certificates.

               The surety bond will guaranty [timely] [ultimate] distributions of the principal of and premium (if any) and interest with respect to the [Offered] [Class [ ]] Certificates. The surety bond expires on [ ], 20[ ]. The Trustee will be obligated, in the event of a drawing on the surety bond, to pursue appropriate remedies against the Deposited Assets and other collateral, and any realization thereon shall be paid to the surety to the extent of any amounts owing, in the manner and priority specified herein.

               [Add language regarding the issuer of the surety bond with respect to its organizational form, the general character of its business, its debt ratings, activities it engages in, any regulatory authorities having jurisdiction over it and the nature of such regulation, a narrative description of its assets, liabilities (including deposits) and equity, and an address for further information concerning the issuer of the surety bond. In addition, if the issuer of the surety bond is liable or contingently liable to provide payments representing 10% or more of the cash flow supporting any class of Certificates, add appropriate financial disclosure as contemplated in
Item 1114 of Regulation AB.]]

[Reserve Account

               Select Asset will deposit with the Trustee on the Closing Date cash, letters of credit and short-term investments acceptable to the Rating Agency initially rating the Certificates in the amount of $[ ]. [Collections with respect to the Deposited Assets not distributed with respect to the Certificates shall be deposited in the Reserve Account.] Amounts deposited in the Reserve Account will be used by the Trustee to make payments of principal of and premium (if any) and interest on the Certificates to the extent that funds are not otherwise available. Immediately after any Distribution Date, amounts in the Reserve Account in excess of [indicate formula] [may be paid to Select Asset].]

                        DESCRIPTION OF THE CERTIFICATES

General

               The Certificates will consist of [ ] classes of Certificates, designated as Class [ ] [,] [and] Class [ ] [and Class [ ]] Certificates. The Certificates will be denominated and distributions on them will be payable in the Specified Currency. The Certificates represent in the aggregate the entire beneficial ownership interest in the Trust. The Class [ ] Certificates have in the aggregate an initial [Certificate Principal Balance] [Notional Amount] of $[ ] (approximate) and a [ ]% [Variable] Interest Rate. The Class [ ] Certificates have in the aggregate an initial [Certificate Principal Balance] [Notional Amount] of $[ ] (approximate) and a [ ]% [Variable] Interest Rate. [The Class [ ] Certificates have in the aggregate an initial [Certificate Principal Balance] [Notional Amount] of $[ ] (approximate) and a [ ]% [Variable] Interest Rate.] [The Class [ ] Certificates, which are not being offered hereby, will be transferred by Select Asset to an affiliate on the Closing Date, and may be sold at any time by Select Asset in accordance with the terms of the Trust agreement.] The property of the Trust will consist of
(i) the Underlying Securities [and] [,] (ii) all payments on or collections in respect of the Underlying Securities received on or after the Original Issue Date and until, with respect to any portion of the Underlying Securities as to which the Call Warrants are exercised, the date of such exercise or, if the Call Warrants are not exercised, the final maturity date of the Underlying Securities, (iii) all proceeds of any exercise of the Call Warrants [and (iv) [describe any other property of the Trust]]. The property of the Trust will be held for the benefit of the holders of the Certificates by the Trustee.

               The Certificates [(other than the Class [ ] Certificates [and specify others] (the "Definitive Classes"))] will be issued, maintained and transferred on the book-entry records of DTC and its Participants in minimum denominations of $[ ] and [integral multiples thereof] [multiples of [$ ] in excess thereof]. [The Class [ ] Certificates [and specify any others] will be offered in registered, certificated form, in minimum percentage interests corresponding to the initial Notional Amounts or Certificate Principal Balances, as applicable, of $[ ] and integral multiples thereof, except that one certificate of each such class may be issued with an initial Notional Amount or Certificate Principal Balance, as applicable, equal to an integral multiple of $[ ] plus the excess of the initial aggregate Notional Amount or Certificate Principal Balance, as applicable, of such class over the greatest integral multiple of $[ ] that is not more than such initial aggregate Notional Amount or Certificate Principal Balance, as applicable.]

               The Certificates [(other than the definitive classes of Certificates)] will each initially be represented by one or more global certificates registered in the name of the nominee of DTC (together with any successor clearing agency selected by Select Asset, the "Clearing Agency"), except as provided below. Select Asset has been informed by DTC that DTC's nominee will be Cede & Co. No holder of any such Certificate will be entitled to receive a certificate representing such person's interest, except as set forth below under "-Definitive Certificates." Unless and until definitive certificates are issued under the limited circumstances described herein, all references to actions by certificateholders with respect to any such certificates shall refer to actions taken by DTC upon instructions from its participants. See "--Definitive Certificates" below and "Description of the Certificates--Global Securities" in the prospectus.

               Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC will take action permitted to be taken by a certificateholder under the Trust Agreement only at the direction of one or more participants to whose DTC account such Class [ ] Certificates are credited. Additionally, DTC will take such actions with respect to specified Voting Rights only at the direction and on behalf of participants whose holdings of such Class [ ] Certificates evidence such specified Voting Rights. DTC may take conflicting actions with respect to Voting Rights, to the extent that participants whose holdings of Class [ ] Certificates evidence such Voting Rights, authorize divergent action.

Definitive Certificates

               Definitive Certificates will be issued to Certificate owners or their nominees, respectively, rather than to DTC or its nominee, only if (i) Select Asset advises the Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as Clearing Agency with respect to each class of Certificates [(other than the definitive classes)] and Select Asset is unable to locate a qualified successor or (ii) Select Asset, at its option, elects to terminate use of the book-entry system through DTC.

               Upon the occurrence of any event described in the immediately preceding paragraph, the Trustee is required to notify all participants of the availability through DTC of definitive Certificates. Upon surrender by DTC of the definitive Certificates representing the Certificates [(other than the definitive classes of Certificates)] and receipt of instructions for re-registration, the Trustee will reissue such Certificates as definitive Certificates issued in the respective principal amounts owned by the individual owners of the Certificates. Thereafter the Trustee will recognize the holders of the definitive Certificates as certificateholders under the Trust Agreement.

Collections and Distributions

               Except as otherwise provided herein, collections on the Underlying Securities that are received by the Trustee for a given Interest Accrual Period and deposited from time to time into the Certificate Account will be applied by the Trustee on each applicable Distribution Date, solely to the extent of Available Funds (as defined below) on such Distribution Date as follows:

               o The interest portion of Available Funds will be paid in the following order of priority:

                    o first, to the Trustee, reimbursement for any extraordinary expenses incurred by the Trustee pursuant to the instructions of all of the certificateholders; and

                    o second, to the holders of the Class [ ] Certificates [ and the holders of the Class [ ] Certificates], [unpaid interest at the rate of [ ]% accrued thereon] [interest accrued and unpaid on each such class, pro rata in proportion to their entitlements thereto].

               o The principal portion of Available Funds will be paid in the following order of priority:

                    o first, to the Trustee, reimbursement for any remaining extraordinary expenses incurred by the Trustee pursuant to the instructions of all the certificateholders; and

                    o second, to the holders of the Class [ ] Certificates [and the holders of the Class [ ] Certificates], the remaining principal portion of Available Funds [pro rata in the proportion that the outstanding principal balance of the Class [ ] Certificates bears to the outstanding principal balance of the Class [ ] Certificates].

               Notwithstanding the foregoing,

               o upon the exercise of Call Warrants, funds received by the Trustee in connection with such exercise will be allocated in the manner described below under "--Call Warrants; Redemption Upon Exercise of the Call Warrants;"

               o if the Call Warrants are not exercised, Available Funds received by the Trustee in connection with a redemption, prepayment or liquidation of the Underlying Securities, in whole or in part, due to the occurrence of an Underlying Securities Event of Default will be allocated in the manner described below under "--Default on Underlying Securities;"

               o if the Call Warrants are not exercised, funds received by the Trustee in connection with a liquidation of the Underlying Securities following the occurrence of an SEC Reporting Failure will be allocated in the manner described below under "--SEC Reporting Failure;" and

               o in the event the Underlying Securities are redeemed, prepaid or liquidated in whole or in part for any reason other than due to the exercise of Call Warrants, the occurrence of an Underlying Securities Event of Default or an SEC Reporting Failure or their maturity, Available Funds will be allocated in the following order of priority: [(1) to the Trustee, as reimbursement for any remaining extraordinary expenses incurred by the Trustee in accordance with the Trust Agreement pursuant to the instructions of not less than [100]% of the certificateholders, (2) to the holders of the Class [ ] Certificates [and the holders of the Class [ ] Certificates], an amount equal to any accrued and unpaid interest thereon [pro rata in proportion to their entitlements thereto], (3) to the holders of the Class [ ] Certificates [and the holders of the Class [ ] Certificates, pro rata in proportion to their original certificate principal balances], (4) to the Trustee, as reasonable compensation for services rendered to the Depositor, any remainder up to $1,000, and (5) to the holders of the Class [ ] Certificates and Class [ ] Certificates, any amount remaining after the distributions in the preceding clauses (1) through (4), [pro rata in proportion to their original certificate principal balances] [in accordance with the ratio of the Class [ ] Allocation to the Class [ ] Allocation (each as defined below)]].

               In addition, any amounts received by the Trustee with respect to the Underlying Securities (i) that do not constitute principal, premium, if any, or interest on the Underlying Securities, (ii) that are not received in connection with a tender offer, redemption, prepayment or liquidation of, the Underlying Securities and (iii) for which allocation by the Trustee is not otherwise contemplated herein, shall be remitted by the Trustee to the holders of the Certificates [pro rata in proportion to their original certificate principal balances] [in accordance with the ratio of the Class [ ] Allocation to the Class [ ] Allocation].

               Collections received from the Deposited Assets and any applicable credit support relating to the Certificates over a specified period may not be sufficient, after payment of all Allowable Expense Amounts [and payment of all amounts required to be paid to the Credit Support Providers] for such period, to make all required distributions to the certificateholders of the Certificates. There can be no assurance that collections received from the Underlying Securities over a specified period will be sufficient to make all required distributions to the certificateholders. To the extent Available Funds are insufficient to make any such distribution due to the certificateholders, any shortfall will be carried over and will be distributable on the next Distribution Date on which sufficient funds exist to pay such shortfalls. All payments received by the Trustee on or in respect of the Deposited Assets will be paid to the certificateholders (other than any portion of such payments used to pay (i) accrued interest on the Underlying Securities prior to the Closing Date, as described under "Description of the Trust Agreement -- General" and (ii) extraordinary trust expenses approved by 100% of the certificateholders). Fees and expenses of the Trust will not be payable out of payments received by the Trustee on or in respect of the Deposited Assets.


               For purposes hereof, the following terms have the following meanings:

                  ["Allowable Expense Amount" means, for any given Collection Period, the sum of (x) $[ ] and (y) amounts in respect of the Allowable Expense Amount from the preceding Collection Period that have not been applied on the Distribution Date for such preceding Collection Period.]

                  "Available Funds" for any Distribution Date means the sum of
         (a) all amounts received by the Trust [on or with respect to the Deposited Assets (including investment income on Eligible Investments) received] [from the swap counterparty pursuant to the swap agreement] from but excluding the previous Distribution Date (or, if none, from the Closing Date) to and including such Distribution Date[,] [and] (b) amounts available as of such Distribution Date pursuant to the credit support described herein [,] [and (c) any additional amount that [Select Asset] may remit to the Trustee from time to time according to the terms of the Trust agreement for application as Available Funds] [and (d) [describe any other source of Available Funds].

                  ["Class [ ] Allocation" means the sum of the present values (discounted at the rate of [ ]% per annum) of (i) any unpaid interest due or to become due on the Class [ ] Certificates and (ii) the outstanding principal amount of the Certificates (in each case assuming that the Class [ ] Certificates were paid when due and were not redeemed prior to their stated maturity).]

                  ["Class [ ] Allocation" means the present value (discounted at the rate of [ ]% per annum) of any unpaid amounts due or to become due on the outstanding notional amount of the Class [ ] Certificates (assuming that the Class [ ] Certificates were paid when due and were not redeemed prior to their stated maturity).]

                  ["Call Premium Percentage" for any given Distribution Date means [a fixed percentage] [a percentage that varies depending on [describe basis for variable formula, such as the applicable date or other factors or indices]].

                  ["Eligible Investments" means, with respect to the Certificates, those investments acceptable to the Rating Agency as being consistent with the rating of such Certificates, as specified in the Trust Agreement. Generally, Eligible Investments must be limited to obligations or securities that mature not later than the business day prior to the next succeeding Distribution Date.]

                  ["Required Interest" for the Certificates or any class thereof on any given Distribution Date means the accrued and unpaid interest on the outstanding Certificate Principal Balance [or Notional Amount] of such Certificates, computed at the applicable Interest Rate.]

                  ["Required Premium" for the Certificates or any class thereof for any Distribution Date means an amount equal to the product of (a) the Required Principal for such Certificates on such Distribution Date and (b) the Call Premium Percentage for such Distribution Date.]

               ["Required Principal" for the Certificates or any class thereof for any Distribution Date means the amount received on the Deposited Assets attributable to principal payments thereon during the related Collection Period, to the extent allocable to such Certificates. The Certificate Principal Balance of a Certificate outstanding at any time represents the maximum amount that the holder thereof is entitled to receive as distributions allocable to principal from the cash flow on the Underlying Securities, the other assets in the Trust and any credit support obtained for the benefit of such holder. The Certificate Principal Balance of any class of Certificates [(other than the Class [ ] Certificates)] as of any date of determination is equal to the initial Certificate Principal Balance thereof, reduced by the aggregate of (a) all amounts allocable to principal previously distributed with respect to such Certificate and (b) any reductions in the Certificate Principal Balance deemed to have occurred in connection with allocations of
(i) Realized Losses allocable to principal on the Deposited Assets and (ii) Extraordinary Trust Expenses, as described herein. [The Notional Amount of the Class [ ] Certificates as of any date of determination is equal to [specify amount].] [Holders of the Class [ ] Certificates are not entitled to receive any distributions allocable to principal.]]

               If the Trustee has not received payment on the Underlying Securities on or prior to a Distribution Date, such distribution will be made upon receipt of payment on the Underlying Securities. No additional amounts will accrue on the Certificates or be owed to certificateholders as a result of any such delay; provided, however, that any additional interest owed and paid by the Underlying Securities Issuer as a result of such delay shall be paid to the certificateholders to the extent accrued on such overdue payment at the rate stated above and to the extent such additional interest has been distributed by the Underlying Securities Issuer. In the event of a default on the Underlying Securities, approved extraordinary expenses (See "Description of the Trust Agreement--The Trustee") of the Trustee may be reimbursed out of Available Funds before any distributions to certificateholders are made.

               [Notwithstanding the priorities described above, holders of the Class [ ] Certificate and the Class [ ] Certificate will be entitled to receive on any Distribution Date 100% of all principal collections received in the related Collection Period with respect to the Deposited Assets, to be distributed [on a pro rata basis] in reduction of the Certificate Principal Balance of the Class [ ] Certificate and the Class [ ] Certificate, if any of the following conditions shall be satisfied: [describe conditions, if any, by which a certain class is given 100% of the principal cash flow other than pursuant to subordination that is in effect from the Closing Date].]

Allocation of Losses; Subordination [specify if necessary]

               [The subordination described herein provided by the Class [ ] Certificates [and the Class [ ] Certificates] is designed to protect holders of the remaining classes of Certificates from certain losses and other shortfalls with respect to the Deposited Assets. As a result, losses and other shortfalls with respect to the Deposited Assets will be borne by the remaining classes of Certificates, to the extent described below, only if such losses and other shortfalls are not so covered, or the coverage in respect thereof has been exhausted.]

               [Realized Losses and Extraordinary Trust Expenses will be allocated on any Distribution Date as follows: [describe allocation among the various classes].]

               [An "Extraordinary Trust Expense" is an expense of a given trust in excess of the Allowable Expense Amount, including certain reimbursements to Select Asset described in the prospectus under "Description of the Trust Agreement--Certain Matters Regarding the Administrative Agent and Select Asset"] and certain reimbursements to the Trustee described under "Description of the Trust Agreement--The Trustee" herein.]

[Restrictions on Transfer of the Class [  ] Certificates

               Because the Class [ ] Certificates are subordinate to the Class
[ ] Certificates and the Class [ ] Certificates to the extent set forth herein, the Class [ ] Certificates may not be purchased by or transferred to a Plan except upon the delivery of an opinion of counsel as described herein. See "ERISA Considerations."]

Call Warrants; Redemption Upon Exercise of the Call Warrants

               The Underlying Securities will be acquired by the Trust subject to warrants entitling the holders thereof to purchase the Underlying Securities from the Trust, in whole or in part, at a specified call price (the "Call Warrants"). On any Business Day that any holder of Call Warrants designates as a "Call Date" occurring on or after [ ] or prior thereto on any Business Day (i) following an announcement by the Underlying Securities Issuer of any redemption, prepayment or unscheduled payment of principal on the Underlying Securities (but on or before the date any such redemption, prepayment or unscheduled payment is made), (ii) following notification from the Trustee to the certificateholders of the occurrence of an Underlying Securities Event of Default or an SEC Reporting Failure (but on or before the date of any proposed sale in connection therewith) or (iii) during the period following an announcement by the Underlying Securities Issuer or an affiliate thereof of any proposed tender offer for some or all of the Underlying Securities (but on or before the date such tender offer expires or is consummated), the Call Warrant holder may at its sole discretion exercise its option to call Underlying Securities in minimum principal amounts of $[ ], together with accrued interest at the Underlying Securities Rate to the Call Date. Any such call will result in a corresponding amount of the (i) Class [ ] Certificates being redeemed at their par value (i.e., an amount equal to $[ ] per Class [ ] Certificate (or at its par value plus a premium of $[ ] per $[ ] of principal paid if exercised prior to [ ])) plus any accrued and unpaid interest at the Class [ ] interest rate to the Call Date, and (ii) Class [ ] Certificates being redeemed at their par value (i.e., an amount equal to $[ ] per Class [ ] Certificate), provided that the exercising Call Warrant holder pays the call price to the Trustee on or prior to such Call Date. In the event that less than all of the Call Warrants are exercised at any time, the Trustee or DTC will select [the Class A-1 Certificates and Class A-2 Certificates to be redeemed by lot from among all of the Class A-1 Certificates and Class A-2 Certificates, respectively, then outstanding] [first, the Class A-1 Certificates to be redeemed by lot from among all of the Class A-1 Certificates then outstanding and, second, if the aggregate principal amount of Underlying Securities called exceeds the aggregate principal balance of the Class A-1 Certificates outstanding as of the Call Date, the Class A-2 Certificates to be redeemed by lot from among all of the Class A-2 Certificates then outstanding] [a pro rata amount of Class A-1 and Class A-2 Certificates to be redeemed].

               The Call Warrants are not being offered by this Prospectus Supplement. The Call Warrants will be held by one or more investors who are represented to be "qualified institutional buyers" (as defined in Rule 144A under the Securities Act) in accordance with applicable law. A Call Warrant holder will be required to give the Trustee notice of its intention to exercise the Call Warrant not more than 30 nor less than 5 days prior to the designated Call Date, unless otherwise agreed by the Trustee.

Default on Underlying Securities

               If an Underlying Securities Event of Default actually known to the Trustee occurs, the Trustee will promptly give notice to DTC or, for any Certificates which are not then held by DTC or any other depository, directly to the registered holders of the Certificates thereof. Such notice will set forth (i) the identity of the issuer of Underlying Securities, (ii) the date and nature of such Underlying Securities Event of Default, (iii) the amount of interest or principal in default, (iv) the Certificates affected by the Underlying Securities Event of Default and (v) any other information which the Trustee may deem appropriate.

               Within 30 days after giving notice of an Underlying Securities Event of Default, the Trustee, at the direction of each Certificateholder, will either (i) distribute in-kind the Underlying Securities related to such Certificateholder or (ii) liquidate the Underlying Securities related to such Certificateholder (it being understood that if no such direction is given, Certificateholders will be deemed to have elected option (ii) above). Certificateholders may, as a result of the minimum denominations of the Underlying Securities, be unable to receive an in-kind distribution of Underlying Securities and will receive liquidation proceeds in lieu of a distribution in-kind. The interests of the holders of the Class [ ] Certificates and the Class [ ] Certificates in any Underlying Securities so distributed or liquidated will be determined in accordance with the ratio of the Class [ ] Allocation to the Class [ ] Allocation.

               If the Trustee receives money or other property in respect of the Underlying Securities (other than a scheduled payment on or with respect to an Underlying Securities Payment Date) as a result of an Underlying Securities Event of Default (including from the sale thereof), the Trustee will promptly give notice as provided in the Trust Agreement to DTC, or for any Certificates which are not then held by DTC or any other depository, directly to the registered holders of the Certificates then outstanding and unpaid. Such notice will state that the Trustee will distribute such money or other property, in the case of money, not later than two Business Days after its receipt and, in the case of other property, not later than 30 days after its receipt, in each case as described under "--Collections and Distributions" above (after deducting the costs incurred in connection therewith).

               Interest and principal payments on the Underlying Securities are payable solely by the Underlying Securities Issuer. [The Underlying Securities Issuer is subject to laws permitting bankruptcy, liquidation, moratorium, reorganization or other actions which, in the event of financial difficulties of the Underlying Securities Issuer, could result in delays in payment, partial payment or non-payment of the Certificates relating to the Underlying Securities.]

SEC Reporting Failure

               If the Depositor receives notice that the Underlying Securities [Issuer] [Guarantor] [of Underlying Securities representing 10% or more of the aggregate principal amount of the Underlying Securities] is not filing current or periodic reports required under the Exchange Act, and the obligations of the related Underlying Securities [Issuer] [Guarantor] are not fully and unconditionally guaranteed or assumed by an entity that (x) is eligible to use Form S-3 or F-3 for a primary offering of non-investment grade securities or
(y) if the Underlying Securities are non-convertible investment grade securities, meets the requirements of General Instruction 1.A of Form S-3 or General Instructions 1.A.1, 2, 3, 4, 6 and 7 of Form F-3 (an "SEC Reporting Failure"), and the Call Warrants are not exercised, then the Depositor will proceed to (i) apply to the SEC and the [New York] [American] Stock Exchange to withdraw the Certificates from listing and registration on the [New York] [American] Stock Exchange and (ii) following and subject to prior approval of such application, file with the SEC a certification on Form 15 (or any applicable successor form) suspending the reporting obligations of the Depositor under Section 15(d) of the Exchange Act with respect to the Certificates, if the Depositor determines in its reasonable, good faith discretion that the Depositor meets the requirements for a filing of such form with respect to the Certificates under Rule 12h-3 of the Exchange Act.

               If the Depositor is unable, after using commercially reasonable efforts, to withdraw the Certificates from listing on the [New York] [American] Stock Exchange and terminate its reporting obligations in relation to the Certificates on or prior to the date on which the Depositor has determined (in its reasonable, good faith discretion) that it would be in violation of its reporting obligations under the Exchange Act absent a termination of the Trust, then the Trustee will terminate the Trust. However, prior to any such termination, a notice will be sent to Certificateholders in which each Certificateholder may direct the Trustee to either (i) distribute in-kind a principal amount of Underlying Securities equal to its interest in the Underlying Securities or (ii) liquidate its interest in the Underlying Securities and distribute any liquidation proceeds to such Certificateholder. If any Certificateholder does not respond to such notice, it will be deemed to have elected the option described in clause (ii) of the preceding sentence. Certificateholders may, as a result of the minimum denominations of the Underlying Securities, be unable to receive an in-kind distribution of Underlying Securities and will receive liquidation proceeds in lieu of a distribution in-kind. The interests of the holders of the Class [ ] Certificates and the Class [ ] Certificates in any Underlying Securities so liquidated or distributed will be determined, after reimbursement of the Trustee for any extraordinary expenses incurred by the Trustee in accordance with the Trust Agreement pursuant to instructions of not less than [100]% of the certificateholders, in accordance with the ratio of the Class [ ] Allocation to the Class [ ] Allocation.

               If the Depositor succeeds in withdrawing the Certificates from listing on the [New York] [American] Stock Exchange and terminating its reporting obligations in relation to the Certificates on or prior to the date on which the Depositor has determined that it would be in violation of its reporting obligations under the Exchange Act with respect to the Certificates, then the Trustee will not take any action described in the preceding paragraph and the Certificates will remain outstanding.

                      DESCRIPTION OF THE TRUST AGREEMENT

General

               The Certificates will be issued pursuant to the Trust Agreement, a form of which is filed as an exhibit to the registration statement. A current report relating to the Certificates containing a copy of the Trust Agreement as executed will be filed by Select Asset with the SEC following the issuance and sale of the Certificates. The Trust Agreement is governed by the laws of the State of New York. The following is a discussion of the material provisions of the Trust Agreement. The assets of the Trust created under the Trust Agreement (including the [ ] Series 200[ ]-[ ] supplement) will consist of:

                    o    the Deposited Assets;

                    o all collections or payments received in respect of the Deposited Assets due after the [ ], together with any proceeds thereof[,]; [and]

                    o [any credit support in respect of any class or classes of Certificates]; [and]

                    o [the rights of Select Asset under the purchase agreement between Select Asset and the Seller].

               On the Distribution Date occurring in [ ], the Trustee will cause the Trust to pay Select Asset, to the extent such is available from the Underlying Securities, an amount equal to interest accrued on the Underlying Securities from [ ] to, but excluding, the Original Issue Date. If the Depositor is not paid such amount on such date, it will have a claim for such amount. In satisfaction of that claim, the Depositor will receive its pro rata share, based on the ratio the amount owed the Depositor bears to all amounts owed on the Certificates in respect of accrued interest, of any proceeds from the recovery on the Underlying Securities.

               [In addition, the holders of the Certificates may also have the benefit of certain credit support discussed above. See "Description of Credit Support."] Reference is made to the prospectus for important information in addition to that set forth herein regarding the Trust, the terms and conditions of the Trust Agreement and the Certificates. The following summaries of certain provisions of the Trust Agreement do not purport to be complete and are subject to the detailed provisions contained in the Trust Agreement, to which reference is hereby made for a full description of such provisions, including the definition of certain terms used herein.

The Trustee

               [ ], a [ ] [corporation] [association] [other], will act as Trustee for the Certificates and the Trust pursuant to the Trust Agreement. The Trustee's offices are located at [ ] and its telephone number is [ ].


               The Trustee will be the person responsible for making allocations or distributions to the certificateholders. [Provide disclosure describing the Trustee's relevant experience, duties and responsiblities, and any other material disclosure under Item 1108 or 1109 of Regulation AB.]


               Pursuant to the Trust Agreement, the Trustee shall receive compensation at the rate set forth in the Trust Agreement. The Trustee will be entitled to payment of its fees by the Depositor pursuant to a separate agreement with the Depositor, and will not have any claim against the Trust with respect thereto.

               Under the terms of the Trust Agreement, the Trustee's powers under the Trust Agreement are limited to the following: (i) to issue the Certificates; (ii) to establish and maintain the accounts for making payments in relation to the Certificate; (iii) to accept delivery of the Underlying Securities; (iv) to sell the Underlying Securities through the selling agent in connection with a required liquidation of Trust property; (v) to make certain specified and temporary permitted investments of Trust monies; (vi) to liquidate the Trust in the circumstances specified in the Trust Agreement;
(vii) to deliver certain reports and compliance statements in relation to the Trust;

and (viii) to take actions and make determinations in accordance with the terms of the Trust Agreement which are ancillary to the foregoing. The Trust Agreement restricts the Trust from engaging in any business or activities other than the foregoing, and the Trust has no power to issue additional securities, invest in additional securities, to borrow money or to make loans.

               The Trust Agreement will provide that the Trustee and any director, officer, employee or agent of the Trustee will be indemnified by the Depositor and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Trust Agreement or the Certificates or the performance of the Trustee's duties under the Trust Agreement, other than any loss, liability or expense (i) that constitutes a specific liability of the Trustee under the Trust Agreement or (ii) incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Trustee's duties under the Trust Agreement or as a result of a breach, or by reason of reckless disregard, of the Trustee's obligations and duties under the Trust Agreement.

Events of Default

               An event of default (an "event of default") with respect to [the] [any class of] Certificates under the Trust Agreement will consist of:

                    o [a default in the payment of any interest on any Underlying Security after the same becomes due and payable (subject to any applicable grace period);

                    o a default in the payment of the principal of or any installment of principal of any Underlying Security when the same becomes due and payable; and

                    o any other event specified as an "Event of Default" in the [Indenture] [Underlying Securities Issuance Agreement.]

               [Describe remedies available to certificateholders upon the occurrence and continuance of an event of default, including, as applicable, directing the Trustee to vote the Underlying Securities in favor of declaring the principal balance of and any accrued interest on the Outstanding Debt Securities to be immediately due and payable].

               The Trust Agreement will provide that, within 30 days after the occurrence of an event of default in respect of the Certificates [ of any class], the Trustee will give to the holders of such Certificates notice, transmitted by mail, of all such uncured or unwaived events of default known to it. However, except in the case of an event of default relating to the payment of principal of [or premium, if any,] or interest on any of the Underlying Securities, the Trustee will be protected in withholding such notice if in good faith it determines that the withholding of such notice is in the interest of the holders of the Certificates [of such class].

               No holder of any Certificate will have the right to institute any proceeding with respect to the Trust Agreement, unless (i) the holder previously has given to the Trustee written notice of a continuing breach,
(ii) the holders of Certificates of such series evidencing not less than the "Required Percentage" specified in the applicable series supplement of the aggregate Voting Rights of such series have requested in writing that the Trustee institute such proceeding in its own name as trustee, (iii) the holder or holders have offered the Trustee reasonable indemnity, (iv) the Trustee has for 15 days failed to institute such proceeding and (v) no direction inconsistent with such written request has been given to the Trustee during such 15-day period by the holders of Certificates of such series evidencing not less than the Required Percentage. ["Required Percentage" shall mean [ %] of the Voting Rights.]

               No holder of any Certificate will have the right to institute any proceeding with respect to the Trust Agreement, unless (i) the holder previously has given to the Trustee written notice of a continuing breach,
(ii) the holders of Certificates of such series evidencing not less than the Required Percentage of the aggregate Voting Rights of such series have requested in writing that the Trustee institute such proceeding in its own name as trustee, (iii) the holder has offered the Trustee reasonable indemnity, (iv) the Trustee has for 15 days failed to institute such proceeding and (v) no direction inconsistent with such written request has been given to the Trustee during such 15-day period by the holders of Certificates of such series evidencing not less than the Required Percentage. ["Required Percentage" shall mean [ %] of the Voting Rights.]

Voting Rights

               [At all times,] [Subject to the succeeding paragraph,] the "Voting Rights" will be allocated [among all holders of the Class [ ] Certificates[,] [and] the Class [ ] Certificates [and specify other classes] in proportion to the then outstanding Certificate Principal Balances [or Notional Amounts] of their respective Certificates held on any date of determination] [between the holders of the Class [ ] Certificates and the holders of the Class [ ] Certificates, pro rata, in proportion to the ratio of the Class [ ] Allocation to the Class [ ] Allocation as of any applicable record date. The Class [ ] Voting Rights will be allocated among Class [ ] Certificateholders in proportion to the respective principal balances of their respective Certificates and the Class [ ] Voting Rights will be allocated among all Class [ ] Certificateholders in proportion to the then outstanding notional amounts of their respective Certificates]. [Specify whether and under what circumstances voting will be class-by-class.] [Certain amendments to the Trust Agreement will require the prior written consent of [100]% of the holders of the Call Warrants in addition to the proper vote of the holders of the Class [ ] Certificates and the Class [ ] Certificates.]

               [Specify conditions, if any, under which allocation of Voting Rights might change from the foregoing percentages.] [Describe whether voting will be class-by-class or aggregate across all classes.] ["Required Percentage" of Voting Rights necessary to consent to amendment or modification of the Trust or any waiver shall be [ %].]

Voting of Underlying Securities, [Modification of Indenture]

               The Trustee, as holder of the Underlying Securities, has the right to vote and give consents and waivers in respect of such Underlying Securities as permitted by [DTC] [Federal Reserve Bank] and except as otherwise limited by the Trust Agreement. In the event that the Trustee receives a request from [DTC] [Federal Reserve Bank], [the Underlying Securities trustee], [the fiscal agent] or [the Underlying Securities Issuer] [GSE issuer] for its consent to any amendment, modification or waiver in respect of the Underlying Securities or any document relating thereto, or receives any other solicitation for any action with respect to the Underlying Securities, the Trustee shall mail a notice of such proposed amendment, modification, waiver or solicitation to each certificateholder of record as of such date. The Trustee shall request instructions from the certificateholders as to whether or not to consent to or vote to accept such amendment, modification, waiver or solicitation. The Trustee shall consent or vote, or refrain from consenting or voting, in the same proportion (based on the relative Voting Rights of the Certificates) as the Certificates of the Trust were actually voted or not voted by the certificateholders thereof as of a date determined by the Trustee prior to the date on which such consent or vote is required. Notwithstanding anything to the contrary, the Trustee shall at no time vote in favor of or consent to any matter that would cause the Trust to be taxed as an association or publicly traded partnership taxable as a corporation under the Code.

               Notwithstanding the foregoing paragraph, the Trustee shall at no time vote in favor of or consent to any matter (i) which would defer the timing or reduce the amount of any then presently scheduled payment on the Underlying Securities, including, without limitation, the deferral or elimination of any then existing right of certificateholders to demand to accelerate the Underlying Securities following a default thereon or (ii) which would result in the exchange or substitution of any Underlying Security, except in each case with [(x)] the unanimous consent of the certificateholders [and (y) an opinion of counsel that such vote or consent would not materially increase the risk that the Trust would be taxed as an association or publicly traded partnership taxable as a corporation under the Code]; provided, however, that if an event of default under the Underlying Securities has occurred and is continuing on the date on which any consent or vote described in clause (i) or (ii) above is required, [the requirement set forth in clause
(x) of this paragraph shall not apply and the Trustee] [the Trustee will not be required to obtain the unanimous consent of the certificateholders and] shall instead consent or vote, or refrain from consenting or voting, in the same proportion (based on the relative Voting Rights of the Certificates) as the Certificates of the Trust were actually voted or not voted by the certificateholders thereof as of a date determined by the Trustee prior to the date on which such consent or vote is required. The Trustee will not be liable for any failure to act resulting from certificateholders' late return of, or failure to return, directions requested by the Trustee from the certificateholders.

Termination

               The circumstances under which the obligations created by the Trust Agreement will terminate in respect of the Certificates are described in "Description of the Trust Agreement--Termination" in the prospectus. [Describe additional termination provisions.] Select Asset will have the right to purchase all remaining Deposited Assets in the Trust and thereby effect early retirement of the Certificates on any Distribution Date, [(a)] once the aggregate principal amount of the Deposited Assets at the time of any such purchase is less than [10%] of the aggregate principal amount of the Deposited Assets as of the Cut-off Date [and (b) at the option of Select Asset at [specify when and on what terms any such option may be exercised]]; provided, however, that the right to exercise any such option is contingent on such exercise being consistent with Select Asset's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940 and all applicable rules, regulations and interpretations thereunder. In the event Select Asset exercises any such option, the portion of the purchase price allocable to the Certificates of each class will be, to the extent of available funds, [100% of their then aggregate outstanding Certificate Principal Balance or Notional Amount, as applicable, plus with respect to the Certificates [one month's] [three month's] [specify other period] interest thereon at the Fixed Interest Rate or the then applicable Variable Interest Rate, as the case may be, plus, with respect to each class of Certificates, any previously accrued but unpaid interest thereon.] [Specify alternative allocation method if different from above.] In no event will the Trust, created by the Trust Agreement for the Certificates, continue beyond the expiration of 21 years from the death of the survivor of the person or persons named in the Trust Agreement. See "Description of the Trust Agreement--Termination" in the prospectus.

Reports in Relation to the Certificates

               For so long as the Depositor is subject to the reporting requirements of the Exchange Act, the Depositor will file distribution reports on Form 10-D in relation to the Trust following each distribution date for the Certificates, will file an annual report of Form 10-K in relation to the Certificates, and may file additional public reports in relation to the Trust and the Certificates from time to time. The name of the Trust for purposes of obtaining reports on the EDGAR system is [____________], and the CIK number in relation to the Trust is [______________]. The public may read and copy any materials filed with the Commission at the Commission's Public Reference Room at 100 F Street, N.E., Washington, DC 20549. The public may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. The Commission maintains a database, known as "EDGAR" that can be accessed through the Commission's web site at http://www.sec.gov as well as through certain privately run internet services. The EDGAR database contains reports, proxy statements and other information regarding registrants that file electronically with the Commission.

                 CERTAIN LEGAL ASPECTS OF THE DEPOSITED ASSETS

               [Describe any applicable legal aspects of the Deposited Assets or relating to the enforceability by the certificateholders of the security interest, if any, securing such Deposited Assets.]

                   MATERIAL FEDERAL INCOME TAX CONSEQUENCES

               The following is a discussion of the material federal income tax consequences of the ownership and disposition of the Class [ ] Certificates and is based on the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Regulations promulgated and proposed thereunder (the "Regulations"), judicial decisions and published administrative rulings and pronouncements of the Internal Revenue Service (the "Service"), all as in effect on the date hereof. Legislative, judicial or administrative changes or interpretations hereafter enacted or promulgated could alter or modify the analysis and conclusions set forth below, possibly on a retroactive basis. Where expressly noted, this discussion represents the opinion of tax counsel to the Trust, subject to the qualifications set forth in this prospectus supplement. This discussion does not purport to address the federal income tax consequences either to special classes of taxpayers (such as S corporations, banks, thrifts, other financial institutions, insurance companies, small business investment companies, real estate investment trusts, regulated investment companies, broker-dealers, tax-exempt organizations and persons that hold the Class [ ] Certificates as part of a straddle, hedging or conversion transaction) or to a person or entity holding an interest in a holder (e.g., as a stockholder, partner, or holder of an interest as a beneficiary). This discussion assumes that the Class [ ] Certificates will be held by the holders thereof as capital assets as defined in the Code, and[, except as discussed below in "--Possible Alternative Treatment of the Underlying Securities and Certificateholders,"] describes the consequences of Class [ ] Certificates that represent an interest in securities that are properly characterized as debt for federal income tax purposes. The discussion is generally limited to initial purchasers of the Class [ ] Certificates. No information is provided herein with respect to any foreign, state or local tax consequences of the ownership and disposition of the Class [ ] Certificates or any federal alternative minimum tax or estate and gift tax considerations. Except as discussed in "--Non-U.S. Holders" and "--Information Reporting and Backup Withholding" below, the following discussion applies only to a U.S. Holder (defined below).

               Prospective investors are urged to consult their own tax advisors with regard to the federal tax consequences of purchasing, holding and disposing of the Class [ ] Certificates in their own particular circumstances, as well as the tax consequences arising under the federal alternative minimum tax and estate and gift tax laws and the laws of any state, foreign country or other jurisdiction to which they may be subject.

               For purposes of this discussion, "U.S. Holder" means a holder that is a citizen or resident of the United States, a corporation (or other entity treated as a corporation for federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia, an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source, or a trust with respect to which a court in the U.S. is able to exercise primary authority over its administration and one or more U.S. persons have the authority to control all of its substantial decisions. A "Non-U.S. Holder" means a person other than a U.S. Holder and holders subject to rules applicable to former citizens and residents of the United States.

Classification of the Underlying Securities


               A determination as to the classification of securities as debt for federal income tax purposes necessarily involves consideration of a number of factors existing at the time of the issuance of the securities, such as the form of the securities, the legal rights of the issuer and the holders of the securities, and certain financial and economic conditions. Federal Tax Counsel has not independently analyzed the status of the Underlying Securities as debt securities because such an analysis largely depends on facts and circumstances existing at the time of the issuance of the Underlying Securities. Thus, although the parties have treated, and will continue to treat, the Underlying Securities as debt, and although, to the best of the knowledge of Federal Tax Counsel, the Service has not challenged this characterization of the Underlying Securities, Federal Tax Counsel will not provide an opinion regarding the status of the Underlying Securities as debt securities for federal income tax purposes. However, in the documents pursuant to which the Underlying Securities were issued, the Underlying Securities Issuer [took the position that] [received an opinion of counsel to the effect that] the Underlying Securities constituted debt for federal income tax purposes. [In addition, if, subsequent to the issuance of the Underlying Securities, the Underlying Securities Issuer receives an opinion of counsel that there is a possibility that the Underlying Securities will not be treated as debt for federal income tax purposes because the length of the term of the Underlying Securities is inconsistent with debt characterization, the Underlying Securities Issuer has the right to shorten the maturity of the Underlying Securities.] The discussion below assumes that the Underlying Securities constitute debt for federal income tax purposes.

Tax Status of Trust

               In the opinion of Sidley Austin LLP ("Federal Tax Counsel"), the Trust will not be classified as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes. An unqualified opinion of Federal Tax Counsel to that effect will be filed with the SEC prior to the issuance of the Class [ ] Certificates. Because the Trust will not be classified as a corporation or publicly traded partnership taxable as a corporation, then to the extent the underlying securities constitute debt, the certificates will represent an interest in debt (if the Trust is treated as a grantor trust) or interests in a partnership holding debt (if the Trust is treated as a partnership) for federal income tax purposes.

               It is not entirely clear that the Trust would constitute a grantor trust for federal income tax purposes. Generally, in the event that the Underlying Securities are redeemed, prepaid, or liquidated in whole or in part, Available Funds that remain in the Trust following the payment of Trustee expenses and principal on the Class [ ] Certificates will be allocated to the holders of the Class [ ] Certificates and the holders of Class [ ] Certificates in accordance to the ratio of the Class [ ] Allocation to the Class [ ] Allocation. In general, a grantor trust is not permitted to issue multiple classes of interests, subject to certain exceptions. Because there is no authority directly on point, it is not clear whether the allocation of Available Funds to the Class [ ] Certificates is consistent with direct ownership of the Underlying Securities or whether such allocation creates a second class of interests in the Trust. Consequently, Federal Tax Counsel will not provide an opinion that the Trust will be treated as a grantor trust.

               The parties will take the position that, although not free from doubt, the Trust will constitute a grantor trust for federal income tax purposes. Accordingly, the Trust will not be subject to federal income tax and each holder will be subject to federal income taxation as if it owned directly the portion of the Underlying Securities allocable to such certificates, and as if it paid directly its share of expenses paid by the Trust. No assurance can be given that the Service will agree with the foregoing characterization of the Trust or that if challenged such a characterization will prevail.

               If the Trust were to be classified as a tax partnership, the Trust would not be subject to federal income tax, but each item of income, gain, loss and deduction generated as a result of the ownership of the Underlying Securities by the Trust would be passed through to the Class [ ] Certificateholders [and Class [ ] Certificateholders] as the partners in such a tax partnership according to their respective interests therein. The amount of income reportable by the certificateholders as partners in such a tax partnership could differ from that reportable by the certificateholders as holders of an interest in a grantor trust. A cash basis holder treated as a partner, for example, might be required to report income when it accrues to the Trust rather than when it is received by the certificateholder. As a result, the certificateholder might be taxed on an amount of income greater than the amount of interest received on the Certificate. In addition, partnership characterization may have adverse state or local tax consequences for certificateholders. Certificateholders should consult their own tax advisors regarding the effect upon them any re-characterization may have.

               Because the Trustee will treat the Trust as a grantor trust for federal income tax purposes, it will not comply with the tax reporting requirements applicable to the possible alternative characterization of the Trust as a partnership discussed above.

               The following discussion assumes that the Trust is, and the Class [ ] Certificates represent interests in, a grantor trust for federal income tax purposes.

Income of U.S. Certificateholders

               The purchase of a Class [ ] Certificate, for federal income tax purposes, represents the purchase of an undivided interest in the Underlying Securities, the grant of a call option to the holders of the Call Warrants, and an undivided interest in the option premium paid by the Call Warrant holders to the Trust for the grant of the call option. The purchase price allocable to the interest in the Underlying Securities should equal such interest's fair market value (the "Allocated Purchase Price"). The difference between such fair market value and the purchase price of the Class [ ] Certificate represents an interest in the option premium paid by the Call Warrant holders to the Trust. To the extent that the portion of the purchase price of a Class [ ] Certificate allocated to a holder's undivided interest in the Underlying Securities as so determined is greater than or less than the portion of the principal balance of the Underlying Securities allocable to the Class [ ] Certificate, such interest in the Underlying Securities will have been acquired at a premium or discount, as the case may be. To the extent that the Allocated Purchase Price is less than the principal amount of the Underlying Securities by more than a statutorily defined de minimis amount, the holder's interest in such Underlying Securities will be treated as purchased with "original issue discount." See the discussion below under "Interest Income and Original Issue Discount." Conversely, to the extent that the Allocated Purchase Price exceeds the principal amount of the Underlying Securities, the holder's interest therein will be treated as purchased with "bond premium." See the discussion below under "Bond Premium."

               Because of the difficulty of allocating the purchase price and the tax reporting relating thereto, the Trust intends to take the position for information reporting purposes that no significant consideration was paid for the Call Warrants and that the Allocated Purchase Price equals the purchase price of the Certificates. No assurance can be given that the Service will agree with such a position. It appears, however, that a certificateholder may elect to integrate the Call Warrant and its interest in the Underlying Securities and treat them as a single "synthetic" debt instrument under Treasury Regulation Section 1.1275-6. The Trust will not identify the interest in the Underlying Securities and the Call Warrant as part of an integrated transaction. Prospective investors should consult their own tax advisors regarding whether an election would be beneficial to them. If a certificateholder so elects, under the rules applicable to synthetic debt instruments, neither the interest in the Underlying Securities nor the Call Warrant would be generally subject to the rules that would apply on a separate basis to each component. The remainder of this discussion assumes that the two positions are not integrated and that the purchase price of the Class [ ] Certificates is equal to the Allocated Purchase Price. Potential investors are urged to consult with their tax advisors regarding the foregoing.

               Interest Income and Original Issue Discount. The proper federal income tax treatment of the Class [ ] Certificates is unclear. The Class [ ] Certificates represent an interest in [100 percent of the interest amount of the Underlying Securities and a pro rata portion of the principal payable on the Underlying Securities] [100 percent of the principal payable on the Underlying Securities and a pro rata portion of the interest amount of the Underlying Securities]. In effect, a portion of the [principal] [interest] of the Underlying Securities has been "stripped" off the Underlying Securities. Under the tax rules applicable to stripped debt obligations, on the date a Class [ ] Certificate is purchased the securities backing the Class [ ] Certificate will be treated as newly issued, possibly with original issue discount for purposes of reporting to a certificateholder such holder's share of Trust income. Assuming the Class [ ] Certificates are purchased at par and subject to the discussion in the paragraph below, the Trust intends to take the position that the Class [ ] Certificates do not represent an interest in securities having original issue discount. Based upon the foregoing, it is reasonable for each holder to report on its federal income tax return, in a manner consistent with its method of tax accounting, its share of the interest income earned by the Trust with respect to the Underlying Securities. If, however, the Service successfully challenges this position, the Class [ ] Certificates would represent an interest in securities having original issue discount and the holders would be required to accrue income based upon a constant yield method without respect to the receipt of cash regardless of their normal method of tax accounting. Holders of Class [ ] Certificates other than a holder who purchased the Class [ ] Certificates upon original issuance may be considered to have acquired their undivided interests in the Underlying Securities with original issue discount or bond premium. Such holders are advised to consult their own tax advisors as to the tax consequences of the acquisition, ownership and disposition of the Class [ ] Certificates.

               Bond Premium. To the extent a holder is deemed to have purchased its pro rata undivided interest in the Underlying Securities at a premium (i.e., the purchase price of a Class [ ] Certificate allocable to the Underlying Securities exceeds the total amount payable on the Underlying Securities to the U.S. Holder other than qualified stated interest), such premium will be amortizable by the holder as an offset to interest income (with a corresponding reduction in the certificate owner's basis) under a constant yield method over the term of the Underlying Securities if an election under Section 171 of the Code is made or was previously in effect. Any such election will also apply to all debt instruments held by the U.S. Holder during the year in which the election is made and all debt instruments acquired thereafter.

Deductibility of Trust's Fees and Expenses

               In computing its federal income tax liability, a holder will be entitled to deduct, consistent with its method of accounting, its share of reasonable administrative fees, trustee fees and other fees, if any, paid or incurred by the Trust as provided in Section 162 or 212 of the Code. If a holder is an individual, estate or trust, the deduction for such holder's share of fees will be a miscellaneous itemized deduction that may be disallowed in whole or in part.

Sale or Other Disposition by Holders

               If a Class [ ] Certificate is sold, exchanged or redeemed, or if the Call Warrants are exercised or the Underlying Securities are redeemed by the Underlying Securities Issuer, the selling U.S. Holder will recognize gain or loss equal to the difference between the amount realized upon the sale or other disposition and its adjusted basis in its Class [ ] Certificate. The amount realized by the selling U.S. Holder will include any additional amount payable as a result of the exercise by a holder of a Call Warrant of its right to call the Class [ ] Certificates with a settlement date occurring prior to [ ]. A U.S. Holder's adjusted basis of a Class [ ] Certificate will equal its cost, increased by any unpaid original issue discount includible in income with respect to the Class [ ] Certificate prior to its sale, and reduced by any principal payments previously received with respect to the Class [ ] Certificate and any bond premium amortization previously applied to offset interest income. The gain or loss recognized on the sale or other disposition of a Class [ ] Certificate will generally be capital gain or loss if the Class [ ] Certificate was held as a capital asset. The purchase of a Class [ ] Certificate represents the purchase of an interest in the Underlying Securities and the issuance of a call option in the form of the Call Warrant. Accordingly, under the Code, the issuance of the call option to the Call Warrant holders likely represents a straddle with respect to the Underlying Securities, and if so, under Code Section 1092 any gain realized upon the sale or other disposition of a Class [ ] Certificate will be short-term capital gain or loss regardless of how long the Class [ ] Certificate was held by the U.S. Holder at the time of the disposition.

Non-U.S. Holders

               A Non-U.S. Holder that is an individual or corporation (or an entity treated as a corporation for federal income tax purposes) holding the Class [ ] Certificates on its own behalf will not be subject to United States federal income taxes on payments of principal, premium, interest or original issue discount on a Class [ ] Certificate, unless such Non-U.S. Holder is (i) a direct or indirect 10% or greater shareholder of the Underlying Securities Issuer; (ii) a controlled foreign corporation related to the Underlying Securities Issuer or (iii) an individual who ceased being a U.S. citizen or long-term resident for tax avoidance purposes. To qualify for the exemption from taxation, the Withholding Agent, as defined below, must have received a statement from the individual or corporation that:

                    o is signed under penalties of perjury by the beneficial owner of the Class [ ] Certificate,

                    o    certifies that such owner is not a U.S. Holder, and

                    o    provides the beneficial owner's name and address.

               A "Withholding Agent" is the last United States payor (or a non-U.S. payor who is a qualified intermediary, U.S. branch of a foreign person, or withholding foreign partnership) in the chain of payment prior to payment to a Non-U.S. Holder (which itself is not a Withholding Agent). Generally, this statement is made on an IRS Form W-8BEN ("W-8BEN"), which is effective for the remainder of the year of signature plus three full calendar years unless a change in circumstances makes any information on the form incorrect. Notwithstanding the preceding sentence, a W-8BEN with a U.S. taxpayer identification number will remain effective until a change in circumstances makes any information on the form incorrect, provided that the Withholding Agent reports at least annually to the beneficial owner on IRS Form 1042-S. The beneficial owner must inform the Withholding Agent within 30 days of such change and furnish a new W-8BEN. A Non-U.S. Holder that is not an individual or corporation (or an entity treated as a corporation for federal income tax purposes) holding the Class [ ] Certificates on its own behalf may have substantially increased reporting requirements. In particular, in the case of Class [ ] Certificates held by a foreign partnership (or foreign trust), the partners (or beneficiaries) rather than the partnership (or trust) will be required to provide the certification discussed above, and the partnership (or trust) will be required to provide certain additional information.

               A Non-U.S. Holder whose income with respect to its investment in a Class [ ] Certificate is effectively connected with the conduct of a U.S. trade or business would generally be taxed as if the holder was a U.S. person provided the holder provides to the Withholding Agent an IRS Form W-8ECI.

               Certain securities clearing organizations, and other entities who are not beneficial owners, may be able to provide a signed statement to the Withholding Agent. However, in such case, the signed statement may require a copy of the beneficial owner's W-8BEN (or the substitute form).

               Generally, a Non-U.S. Holder will not be subject to federal income taxes on any amount which constitutes capital gain upon retirement or disposition of a Class [ ] Certificate, unless such Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of the disposition and such gain is derived from sources within the United States. Certain other exceptions may be applicable, and a Non-U.S. Holder should consult its tax advisor in this regard.

               The Class [ ] Certificates will not be includible in the estate of a Non-U.S. Holder unless (a) the individual is a direct or indirect 10% or greater shareholder of the Underlying Securities Issuer or, (b) at the time of such individual's death, payments in respect of the Class [ ] Certificates would have been effectively connected with the conduct by such individual of a trade or business in the United States, or (c) the holder was an individual who ceased being a U.S. citizen or long-term resident for tax avoidance purposes.

Information Reporting and Backup Withholding

               Backup withholding of U.S. federal income tax may apply to payments made in respect of a Class [ ] Certificate to a registered owner that is not an "exempt recipient" and that fails to provide certain identifying information (such as the registered owner's taxpayer identification number) in the manner required. Generally, individuals are not exempt recipients whereas corporations and certain other entities are exempt recipients. Payments made in respect of a holder must be reported to the Service, unless the holder is an exempt recipient or otherwise establishes an exemption. Compliance with the identification procedures (described in the preceding section) would establish an exemption from backup withholding for a Non-U.S. Holder that is not an exempt recipient.

               In addition, upon the sale of a Class [ ] Certificate to (or through) a "broker," the broker must backup withhold on the entire purchase price, unless either (i) the broker determines that the seller is a corporation or other exempt recipient or (ii) the seller provides certain identifying information in the required manner, and in the case of a Non-U.S. Holder certifies that the seller is a Non-U.S. Holder (and certain other conditions are met). Such a sale must also be reported by the broker to the Service, unless either (i) the broker determines that the seller is an exempt recipient or (ii) the seller certifies its non-U.S. status (and certain other conditions are met).

               Any amounts withheld under the backup withholding rules from a payment to a certificateholder would be allowed as a refund or a credit against such certificateholder's U.S. federal income tax, provided that the required information is furnished to the Service.

State and Local Tax Considerations

               Potential holders should consider the state and local income tax consequences of the purchase, ownership and disposition of the Class [ ] Certificates. State and local income tax laws may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, potential holders should consult their own tax advisors with respect to the various state and local tax consequences of an investment in the Class [ ] Certificates.

[Possible Alternative Treatment of the Underlying Securities and
Certificateholders

               If the Service successfully asserts that the Underlying Securities do not represent debt instruments for federal income tax purposes, then a certificateholder's interest in the Underlying Securities may be treated as representing an interest in the Underlying Securities Issuer's stock. Treatment of the Underlying Securities as stock could have adverse tax consequences to certain holders. For example, a Non-U.S. Holder might lose the benefit of treating the income on the Class [ ] Certificate as interest not subject to federal withholding tax.

               The Underlying Securities Issuer believes that the Underlying Securities should constitute indebtedness for federal income tax purposes and, if correct, an exercise by the Trust of its right to shorten the maturity of the Certificates would not be a taxable event to the certificateholders. Certificateholders should be aware, however, that the exercise by the Trust of its right to shorten the maturity of the Class [ ] Certificates would be a taxable event to certificateholders for federal income tax purposes if the Underlying Securities are treated as equity for such purposes prior to their maturity being shortened, assuming that the Underlying Securities of shortened maturity are treated as debt for such purposes.

               In addition, the Call Warrants may be exercised with respect to less than all of the Underlying Securities, in which case the Trustee or DTC will select by lot a corresponding amount of [Class [ ]] Certificates for redemption. The redemption should be treated as if the selected certificateholders alone exchanged their interests in the Underlying Securities for their redemption proceeds. The Service, however, may assert in such a case that all the [Class [ ]] Certificateholders received a pro-rata redemption, following which the surviving certificateholders used their redemption proceeds to buy the remaining interests of the selected, departing certificateholders. If the Service successfully makes that assertion, then the surviving certificateholders, as well as the selected, departing certificateholders, may have taxable gain or loss on their deemed sale of [Class [ ]] Certificates.]

                             ERISA CONSIDERATIONS

               The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code impose certain requirements on (a) an employee benefit plan (as defined in Section 3(3) of ERISA), (b) a plan described in Section 4975(e)(1) of the Code or (c) any entity whose underlying assets are treated as assets of any such plan by reason of such plan's investment in the entity (each, a "Plan").

               In accordance with ERISA's fiduciary standards, before investing in a Class [ ] Certificate, a Plan fiduciary should determine whether such an investment is permitted under the governing Plan instruments and is appropriate for the Plan in view of its investment policy and the composition of its portfolio. Other provisions of ERISA and the Code prohibit certain transactions (including loans or other extensions of credit) involving the assets of a Plan and persons who have specified relationships to the Plan ("parties in interest" within the meaning of ERISA or "disqualified persons" within the meaning of Section 4975 of the Code). Thus, a Plan fiduciary considering an investment in Certificates should also consider whether such an investment might constitute or give rise to a non-exempt prohibited transaction under ERISA or the Code. In addition to the prohibited transaction issues discussed below that could arise if the Trust assets are classified as Plan assets for ERISA purposes, prospective purchasers of Class [ ] Certificates should consider the ERISA implications of the grant of the call option to the holders of the Call Warrants and the consequences of a subsequent sale of the Underlying Securities to the holders of the Call Warrants. The initial holders of the Call Warrants will be institutional investors, but the Call Warrants are transferable contract rights.

Trust Assets as "Plan Assets"

               Under a "look-through rule" set forth in Section 2510.3-101 of the United States Department of Labor ("DOL") regulations, a Plan's assets may include an interest in the underlying assets of an entity that is not an operating company (such as a trust) for certain purposes under ERISA if the Plan acquires an equity interest in such entity. Such regulations contain an exemption from such Plan asset rules if the security acquired by the Plan is a "publicly offered security." A "publicly offered security" is defined as a security that is (i) freely transferable, (ii) part of a class of securities that is owned by 100 or more investors independent of the issuer and of one another and (iii) sold to the Plan as part of an offering of securities to the public pursuant to an effective registration statement under the Securities Act and timely registered under the Exchange Act. It is anticipated that the Class [ ] Certificates will meet the criteria of the "publicly offered securities" exemption. There are no restrictions imposed on the transfer of Class [ ] Certificates; the Class [ ] Certificates will be sold pursuant to an effective registration statement under the Securities Act and then will be timely registered under the Exchange Act; and the Underwriter[s] [has] [have] undertaken to sell the Class [ ] Certificates to a minimum of 400 beneficial owners. See "Listing."

               If the Class [ ] Certificates fail to meet the criteria of the "publicly offered security" exemption and the assets of the Trust were deemed to be Plan assets, transactions involving the Depositor, the Underwriter, the Trustee, the Underlying Securities Trustee or the Underlying Securities Issuer might constitute non-exempt prohibited transactions with respect to a Plan holding a Class [ ] Certificate unless (i) one or more prohibited transaction class exemptions ("PTCEs") discussed below applies or
(ii) such party, which could include the Underlying Securities Issuer, is not a disqualified person or party in interest with respect to such Plan. In addition, the fiduciary of an investing Plan could be treated as having delegated fiduciary responsibility to the Trustee.

Prohibited Transaction Exemptions

               Without regard to whether the Class [ ] Certificates satisfy the requirements of the "publicly offered security" exemption, a prohibited transaction could arise if the Issuer, the Underwriter, or an exerciser of the Call Warrant were a party in interest or disqualified person with respect to a Plan holding Class [ ] Certificates.

Certain prohibited transaction class exemptions could apply to the acquisition and holding of Certificates by Plans, and the operation of the Trust, including, but not limited to: PTCE 84-14 (an exemption for certain transactions determined by an independent qualified professional asset manager); PTCE 91-38 (an exemption for certain transactions involving bank collective investment funds); PTCE 90-1 (an exemption for certain transactions involving insurance company pooled separate accounts); PTCE 95-60 (an exemption for certain transactions involving insurance company general accounts); and PTCE 96-23 (an exemption for certain transactions effected by in-house asset managers). There is no assurance that these exemptions would apply with respect to all transactions involving an investment in the Class [ ] Certificates or the Trust's assets.

                            METHOD OF DISTRIBUTION


Underwriting


               Pursuant to an underwriting agreement dated as of [ ] (the "Underwriting Agreement"), Select Asset has agreed to sell and [Lehman Brothers Inc. (an affiliate of Select Asset)] [each of the underwriters named below, including Lehman Brothers Inc. (an affiliate of Select Asset)] (the "Underwriter[s]") [,] has [severally] agreed to purchase, the [Certificates] [the [principal] [notional] amount of each class of Certificates set forth below opposite its name].

                                   Class [ ]     Class [  ]      Class [  ]
                                  -----------   ------------    ------------
Lehman Brothers Inc..........     $             $               $

[Other Underwriters].........     $             $               $
                                  -----------   ------------    ------------

Total........................     $             $               $
                                  ===========   ============    ============



The Underwriter[s] [has] [have] agreed, subject to certain terms and conditions set forth in the Underwriting Agreement, to purchase all Class [ ] Certificates offered hereby if any Class [ ] Certificates are purchased. [In the event of default by any Underwriter, the Underwriting Agreement provides that, in certain circumstances, the purchase commitments of non-defaulting Underwriters may be increased or the Underwriting Agreement may be terminated.]

               Select Asset has been advised by the Underwriter[s] that [it] [they] propose[s] initially to offer the Class [ ] Certificates [to the public at the public offering price set forth on the cover page of this prospectus supplement and to certain dealers at such price less a concession not in excess of $[ ] per Class [ ] Certificate] [from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale]. The Underwriter[s] may effect such transactions by selling Certificates to or through dealers and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter[s] and any purchasers of Certificates for whom they may act as agents. The Underwriter[s] may allow and such dealers may reallow a concession not in excess of $[ ]. After the initial public offering, the public offering price and the concessions may be changed.

               The Underwriting Agreement provides that Select Asset will indemnify the Underwriter[s] against certain civil liabilities, including liabilities under the Securities Act, or will contribute to payments the Underwriter[s] may be required to make in respect thereof.



               In connection with the sale of the Class [ ] Certificates, Securities and Exchange Commission rules permit the Underwriter[s] to engage in transactions that stabilize the price of the Class [ ] Certificates. These transactions may include purchases for the purpose of fixing or maintaining the price of the Class [ ] Certificates. The Underwriter[s] may create a short position in the Class [ ] Certificates in connection with the offering. That means [it] [they] may sell a larger number of the Class [ ] Certificates than is shown on the cover page of this prospectus supplement. If [it] [they] create[s] a short position, the Underwriter[s] may purchase Class [ ] Certificates in the open market to reduce the short position. If the Underwriter[s] purchase[s] Class [ ] Certificates to stabilize the price or to reduce [its] [their] short position, the price of the Class [ ] Certificates could be higher than it might be if the Underwriter[s] had not made such purchases. The Underwriter[s] make[s] no representation or prediction about any effect that these purchases may have on the price of the Class [ ] Certificates. The Underwriter[s] may suspend any of these activities at any time.

               The Underwriter[s] may also impose a penalty bid on certain dealers and selling group members. This means that if the Underwriter[s] purchase[s] Class [ ] Certificates in the open market to reduce the Underwriter['s][s'] short position or to stabilize the price of the Class [ ] Certificates, [it] [they] may reclaim the amount of the selling concession from the selling group members who sold those Class [ ] Certificates as part of this offering.


Affiliations

               Lehman Brothers Inc. is an affiliate of Select Asset, and the participation by Lehman Brothers Inc. in the offering of the Class [ ] Certificates complies with Section 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc. regarding underwriting securities of an affiliate.

               [If a Lehman affiliate acts as an enhancement or support provider, disclosure will be added regarding any affiliations between Lehman Brothers, as Underwriter, the Depositor and such enhancement or support provider.]


                                    LISTING

               The Class [ ] Certificates are a new issue of securities with no established trading market. The Class [ ] Certificates will be approved for listing, subject to official notice of issuance, on the New York Stock Exchange ("NYSE"). The Class [ ] Certificates will be eligible for trading on the NYSE within the 30-day period after the initial delivery thereof but it is not likely that substantial amounts of the Class [ ] Certificates will be traded on the NYSE. In order to meet one of the requirements for listing the Class [ ] Certificates on the NYSE, the Underwriter[s] [has] [have] undertaken to sell the Class [ ] Certificates to a minimum of 400 beneficial owners. The Underwriter[s] [has] [have] told Select Asset that [it] [they] presently intends to make a market in the Class [ ] Certificates prior to commencement of trading on the NYSE, as permitted by applicable laws and regulations. The Underwriter[s] [is] [are] not obligated, however, to make a market in the Class [ ] Certificates. Any market making by the Underwriter[s] may be discontinued at any time at the sole discretion of the Underwriter[s]. No assurance can be given as to whether a trading market for the Class [ ] Certificates will develop or as to the liquidity of any trading market.

                                    RATINGS

               At the time of issuance, the Class [ ] Certificates will be rated no lower than the Underlying Securities are rated. As of the date of this prospectus supplement, the Underlying Securities are rated [ ] by [ ] [and [ ] by [ ]] (the "Rating [Agency] [Agencies]"). The ratings address the likelihood of the payment of the amounts required under the Trust Agreement by the Trust, and are based primarily on the credit quality of the Deposited Assets and any providers of credit support, as well as on the relative priorities of the certificateholders of the Class [ ] Certificates with respect to collections and losses with respect to the Deposited Assets. The rating on the Class [ ] Certificates does not, however, constitute a statement regarding the occurrence or frequency of redemptions or prepayments on[, or extensions of the maturity of,] the Deposited Assets, the corresponding effect on yield to investors, or whether investors in the Class [ ] Certificates may fail to recover fully their initial investment.

               A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning Rating Agency. Each security rating should be evaluated independently of any other security rating.

               Select Asset has not requested a rating on the Class [ ] Certificates by any rating agency other than the Rating [Agency] [Agencies]. However, there can be no assurance as to whether any other rating agency will rate the Class [ ] Certificates, or, if it does, what rating would be assigned by any such other rating agency. A rating on the Class [ ] Certificates by another rating agency, if assigned at all, may be lower than the ratings assigned to the Class [ ] Certificates by the Rating [Agency] [Agencies].


                               LEGAL PROCEEDINGS

               [Provide disclosure on any material legal or governmental proceedings pending against the sponsor, depositor, trustee or issuing entity, or of which any property of any of the foregoing is the subject.]


                                LEGAL OPINIONS

               Certain legal matters relating to the Class [ ] Certificates will be passed upon for Select Asset and the Underwriter[s] by Sidley Austin LLP, New York, New York.

                   INDEX OF TERMS FOR PROSPECTUS SUPPLEMENT





                      [LIST DEFINED TERMS AND PAGE NUMBER
                  WHERE DEFINED IN THE PROSPECTUS SUPPLEMENT]

                                                                    Prospectus
                              Trust Certificates
                             (Issuable in series)

                               SELECT ASSET INC.
                             Depositor and Sponsor





                                  Each issuing entity--
-------------------------------
Consider carefully the
risk factors beginning on         o  may periodically issue asset backed certificates in one or more series with
page 4 in this prospectus.           one or more classes; and

The certificates are not          o  will own--
obligations of or are insured
or guaranteed by the U.S.            o  a single debt security or a pool of debt securities;
government or any U.S.
government agency.                   o  payments due on those securities;

The certificates will                o  securities of government sponsored enterprises which are not obligations of
represent interests in the              and are neither insured nor guaranteed by the U.S. government or any U.S.
issuing entity only and                 government agency; and/or
will not represent
interests in or                      o  other assets described in this prospectus.
obligations of Select
Asset Inc., the                   The certificates--
administrative agent of
the issuing entity, any           o   will represent interests in the issuing entity and will be paid only from the
trustee, or any of their              trust assets;
affiliates.
                                  o   will not represent interests in or obligations of Select Asset Inc.;
This prospectus may be
used to offer and sell any        o   will be denominated and sold for U.S. dollars or for one or more foreign or
series of certificates                composite currencies and any payments to certificateholders may be payable in
only if accompanied by the            U.S. dollars or in one or more foreign or composite currencies;
prospectus supplement for
that series.                      o   will be issued as part of a designated series which may include one or more
-------------------------------       classes of certificates and enhancement; and

                                  o   will not be obligations of and will neither be insured nor guaranteed by the
                                      U.S. government or any U.S. government agency.

                                  The certificateholders--

                                  o   will receive interest and principal payments from the assets deposited with each issuing entity.




Neither the SEC nor any state securities commission has approved these certificates or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                LEHMAN BROTHERS
                                [_____], 200[ ]

       IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS
                  AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT

               We provide information to you about the certificates in two separate documents that progressively provide more detail: (a) this prospectus, which provides general information, some of which may not apply to a particular series of certificates, including your series, and (b) the accompanying prospectus supplement, which will describe the specific terms of your series of certificates, including:

     o the number of classes of such series and, with respect to each class of such series, its designation, aggregate principal amount or, if applicable, notional amount, and authorized denominations;


     o information concerning the type, characteristics and specifications of the securities deposited with the relevant trust (the "Underlying Securities") and any other assets deposited with such trust (together with the Underlying Securities or the "Deposited Assets") and any credit support for such series or class;


     o the relative rights and priorities of payment of each such class (including the method for allocating collections from the Deposited Assets to the certificateholders of each class and the relative ranking of the claims of the certificateholders of each class to the Deposited Assets);

     o any call warrants with respect to the certificates or the Underlying Securities, or any other mandatory or optional redemption terms;

     o the name of the trustee and the administrative agent, if any, for the series;

     o the Interest Rate (as defined below) or the terms relating to the applicable method of calculation thereof;

     o the time (a "Distribution Date") and place of distribution of any interest (if any), premium (if any) and/or principal (if any);

     o the currency or currencies in which the principal, premium, if any, and any interest are distributable;

     o    the date of issue;

     o the Final Scheduled Distribution Date (as defined below), if applicable;

     o    the offering price (if offered at a fixed price);

     o any exchange, whether mandatory or optional, and any redemption terms relating to the certificates of each series or class; and

     o    any other specific terms of certificates of each series or class.

See "Description of Certificates--General" for a listing of other items that may be specified in the applicable prospectus supplement.

This prospectus provides general information about the certificates. Please refer to the accompanying prospectus supplement, which describes the specific terms of your series of certificates.

               You should rely only on the information provided in this prospectus and the accompanying prospectus supplement including the information incorporated by reference. We have not authorized anyone to provide you with different information. We are not offering the certificates in any state where the offer is not permitted. We do not claim the accuracy of the information in this prospectus or the accompanying prospectus supplement as of any date other than the dates stated on their respective covers.

               We include cross-references in this prospectus and in the accompanying prospectus supplement to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the accompanying prospectus supplement provide the pages on which these captions are located.

                               TABLE OF CONTENTS



IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS
   AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT ...............................2
WHERE YOU CAN FIND MORE INFORMATION..........................................5
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE..............................5
REPORTS TO CERTIFICATEHOLDERS................................................5
IMPORTANT CURRENCY INFORMATION...............................................6
RISK FACTORS.................................................................6
     Limited Liquidity.......................................................6
     Legal Aspects...........................................................6
     Limited Obligations and Interests.......................................6
     Credit Support; Limited Assets..........................................6
     Maturity and Redemption Considerations..................................7
     Tax Considerations......................................................7
     Ratings of the Certificates.............................................7
     Global Securities.......................................................7
     Foreign Issuers.........................................................8
     Currency Risks..........................................................8
     Passive Nature of the Trusts............................................8
     Certain Conflicts of Interest...........................................8
SELECT ASSET INC.............................................................9
USE OF PROCEEDS..............................................................9
FORMATION OF THE TRUSTS......................................................10
MATURITY AND YIELD CONSIDERATIONS............................................11
DESCRIPTION OF THE CERTIFICATES..............................................12
     General.................................................................12
     Distributions...........................................................15
     Interest on the Certificates............................................16
     Principal of the Certificates...........................................24
     Foreign Currency Certificates...........................................24
     Dual Currency Certificates..............................................24
     Call Rights and Call Warrants...........................................25
     Optional Exchange.......................................................25
     Global Securities.......................................................27
DESCRIPTION OF DEPOSITED ASSETS AND CREDIT SUPPORT...........................29
     General.................................................................29
     Underlying Securities...................................................32
     Principal Economic Terms of Underlying Securities.......................38
     Publicly Available Information..........................................39
     Other Deposited Assets..................................................40
     Swap Agreements.........................................................40
     Credit Support..........................................................41

     Collections.............................................................43
DESCRIPTION OF THE TRUST AGREEMENT...........................................44
     General.................................................................44
     Assignment of Deposited Assets..........................................44
     Collection and Other Administrative Procedures..........................45
     Administrative Agent Compensation and Payment of Expenses...............46
     Advances in Respect of Delinquencies....................................46
     Certain Matters Regarding the Administrative Agent and Select Asset.....47
     Administrative Agent Termination Events; Rights Upon Administrative
         Agent Termination Event.............................................48
     Modification and Waiver.................................................49
     Reports to Certificateholders; Notices..................................51
     Evidence as to Compliance...............................................52
     Replacement Certificates................................................52
     Termination.............................................................53
     Duties of the Trustee...................................................53
     The Trustee.............................................................53
CURRENCY RISKS...............................................................54
     Exchange Rates and Exchange Controls....................................54
     Payment Currency........................................................55
     Tax Considerations......................................................55
     Foreign Currency Judgments..............................................56
PLAN OF DISTRIBUTION.........................................................56
LEGAL OPINIONS...............................................................57

                      WHERE YOU CAN FIND MORE INFORMATION

               Each trust is subject to the informational requirements of the Exchange Act and we will file with the SEC on behalf of each trust all required annual reports on Form 10-K, distribution reports on Form 10-D and current reports on Form 8-K. You may read and copy any reports, statements or other information we file at the SEC's public reference room at 100 F Street, N.E., Washington, D.C. 20549. You can request copies of these documents, upon payment of a duplicating fee, by writing to the SEC. Please call the SEC at
(800) SEC-0330 for further information on the operation of its public reference room. Each trust's SEC filings are also available to the public on the SEC Internet site (http://www.sec.gov).

               Given the limited nature of reporting, we do not intend to make reports filed with the SEC available on a separate website maintained by a transaction party, nor do we intend to send any financial reports to certificateholders. You may request a copy of our filings at no cost by writing or calling us at:

                        Secretary of Select Asset Inc.
                              745 Seventh Avenue
                           New York, New York 10019
                                (212) 526-7000

               We filed a registration statement relating to the certificates with the SEC. This prospectus is part of the registration statement, but the registration statement includes additional information.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

               The SEC allows us to "incorporate by reference" information we file with it, which means that we can disclose important information to you by referring you to those documents. We are incorporating by reference all documents that we have filed with the SEC pursuant to the Exchange Act prior to the date of this prospectus. The information incorporated by reference is considered to be part of this prospectus. Information that we file later with the SEC (including any information that we file on behalf of any trust) will automatically update the information in this prospectus. In all cases, you should rely on the later information over different information included in this prospectus or the accompanying prospectus supplement. We incorporate by reference any future SEC reports filed by or on behalf of the trusts until we terminate our offering of the certificates.

               As a recipient of this prospectus, you may request a copy of any document we incorporate by reference, except exhibits to the documents (unless the exhibits are specifically incorporated by reference), at no cost, by writing or calling us at: Secretary of Select Asset Inc., 745 Seventh Avenue, New York, New York 10019, (212) 526-7000.

                         REPORTS TO CERTIFICATEHOLDERS

               Unless and until definitive certificates (as defined below) are issued, on each Distribution Date unaudited reports containing information concerning each trust will be prepared by the trustee and sent on behalf of each trust only to Cede & Co., as nominee of DTC and registered holder of the certificates. See "Description of the Certificates--Global Securities" and "Description of the Trust Agreement--Reports to Certificateholders; Notice." These reports will not constitute financial statements prepared in accordance with generally accepted accounting principles. We will file with the SEC on behalf of each separate trust periodic reports as are required under the Exchange Act.

                        IMPORTANT CURRENCY INFORMATION

               References herein to "U.S. dollars," "U.S.$," "USD," "dollar" or "$" are to the lawful currency of the United States.

               Purchasers are required to pay for each certificate in the currency in which the certificate is denominated. Currently, there are limited facilities in the United States for conversion of U.S. dollars into foreign currencies and vice versa, and banks do not currently offer non-U.S. dollar checking or savings account facilities in the United States. However, if requested by a prospective purchaser of a certificate denominated in a currency other than U.S. dollars, Lehman Brothers will arrange for the exchange of U.S. dollars into such currency to enable the purchaser to pay for the certificate. Requests must be made on or before the fifth Business Day (as defined below) preceding the date of delivery of the certificate or by a later date as determined by Lehman Brothers. Each exchange will be made by Lehman Brothers on the terms and subject to the conditions, limitations and charges that Lehman Brothers may from time to time establish in accordance with its regular foreign exchange practice. All costs of exchange will be borne by the purchaser.

                                 RISK FACTORS

               Limited Liquidity. Prior to the issuance of any series (or class within such series) of certificates there will not be a public market for those securities. We cannot predict the extent to which a trading market will develop or how liquid that market might become or for how long it may continue. None of Lehman Brothers Inc. or any of its affiliates is obligated to make a market for any certificates, and they may or may not do so. Limited liquidity may adversely affect the timing of an investor's resale of the certificates or the price obtainable in the case of a resale.

               Legal Aspects. A prospectus supplement may set forth legal considerations that are applicable to a specific series (or class or classes within such series) of certificates being offered in connection with that prospectus supplement or the assets deposited in or assigned to the related trust.

               Limited Obligations and Interests. The certificates will not represent a recourse obligation of or interest in Select Asset Inc. ("Select Asset") or any of its affiliates. The certificates of each series will not be insured or guaranteed by any government agency or instrumentality, Select Asset, any person affiliated with Select Asset or any trust, or any other person. Any obligation of Select Asset with respect to the certificates of any series will only be pursuant to limited representations and warranties. Select Asset does not have, and is not expected in the future to have, any significant assets with which to satisfy any claims arising from a breach of any representation or warranty. If Select Asset were required to repurchase an Underlying Security, its only sources of funds to make a repurchase would be from funds obtained from the enforcement of a corresponding obligation, if any, on the part of the seller of the Underlying Security to Select Asset or from a reserve fund established to provide funds for repurchases. Select Asset is not obligated to establish or maintain a reserve fund.

               Credit Support; Limited Assets. The trust for any series (or class of such series) of certificates may include assets which are designed to support the payment or ensure the servicing or distribution with respect to the Deposited Assets. However, the certificates do not represent obligations of Select Asset, any administrative agent, any trustee or any of their affiliates. Accordingly, certificateholders' receipt of distributions will depend entirely on such trust's receipt of payments with respect to the Deposited Assets and any credit support identified in the related prospectus supplement. See "Description of Deposited Assets and Credit Support."

               Maturity and Redemption Considerations. The timing of any distribution with respect to any series (or of any class within such series) of certificates is affected by a number of factors, including:

               o    the performance of the related Deposited Assets;

               o the extent of any early redemption, repayment or extension of maturity of the related Underlying Securities (including acceleration resulting from any default or rescheduling resulting from the bankruptcy or similar proceeding with respect to the issuer of the Underlying Securities); and

               o the manner and priority in which collections from the Underlying Securities and any other Deposited Assets are allocated to each class of such series.

               These factors may be influenced by a variety of accounting, tax, economic, social and other factors. The related prospectus supplement will discuss any calls, puts or other redemption options, any extension of maturity provisions and other terms applicable to the Underlying Securities and any other Deposited Assets. Any such terms may adversely affect an investor by returning principal amounts to the investor when prevailing interest rates have declined and reinvestment of those amounts at the rate applicable to the certificates is not possible. See "Maturity and Yield Considerations."

               Tax Considerations. The federal income tax consequences of the purchase, ownership and disposition of the certificates and the tax treatment of the trusts will depend on the specific terms of the related certificates, trust, credit support, if any, and Deposited Assets. See the description under "Material Federal Income Tax Consequences" in the related prospectus supplement. If the related Deposited Assets include securities issued by one or more government agencies or instrumentalities, purchasers of the certificates may also be affected by the tax treatment of such Underlying Securities by the relevant issuing government. For example, a state or local government may treat the interest on its bonds as fully or partially taxable, whereas such interest might otherwise have been tax exempt. In addition, prospective purchasers should consult their tax advisors concerning their tax return disclosure obligations, if any, with respect to currency exchange losses. See "Currency Risks--Tax Considerations."

               Ratings of the Certificates. At the time of issue, the certificates of any given series (or each class of such series that is offered hereby) will be rated in one of the investment grade categories recognized by one or more nationally recognized rating agencies. The rating of any series or class of certificates is based primarily on the related Deposited Assets and any credit support and the relative priorities of the certificateholders of such series or class to receive collections from, and to assert claims against, the related trust. A rating does not comment as to market price or suitability for a particular investor and is not a recommendation to purchase, hold or sell certificates. We cannot be certain that the rating will remain for any given period of time or that the rating will not be lowered or withdrawn entirely by the rating agency in the future.

               Global Securities. The certificates of each series (or, if more than one class exists, each class of such series) will initially be represented by one or more global securities deposited with a Depositary (as defined below) and purchasers will not receive individual certificates. Consequently, unless and until individual definitive certificates of a particular series or class are issued, purchasers will not be recognized as certificateholders under the related trust agreement. Until such time, purchasers will only be able to exercise the rights of certificateholders indirectly through the Depositary and its respective participating organizations. The ability of any purchaser to pledge a certificate to persons or entities that do not participate in the Depositary's system, or to otherwise act with respect to a certificate, may be limited. See "Description of Certificates--Global Securities" and any further description contained in the related prospectus supplement.

               Foreign Issuers. The Underlying Securities may include obligations of foreign issuers. Consequently, it may be difficult for the applicable trust as a holder of the Underlying Securities to obtain or realize upon judgments in the United States against the obligor. Even if an issuer is amenable to suit in the United States, the enforceability of any judgment obtained may be limited by a lack of substantial assets which can be levied upon in the United States or the inability to obtain recognition and enforcement of the judgment in the issuer's country. Because the Underlying Securities may represent direct or indirect obligations of foreign issuers, certificateholders should consider the political, economic and other risks attendant on holding the obligations of a foreign issuer which are not typically associated with an investment in securities of a domestic issuer. Such risks include:

               o    future political and economic developments;

               o    moratorium on payment or rescheduling of external debts;

               o    confiscatory taxation;

               o    imposition of any withholding tax;

               o    exchange rate fluctuations;

               o political or social instability or diplomatic developments; and

               o the imposition of additional governmental laws or restrictions.

               Currency Risks. The certificates of any given series (or class within such series) may be denominated in a currency other than U.S. dollars. Prospective purchasers should consult their own financial and legal advisors as to the risks entailed by an investment in certificates denominated in a currency other than U.S. dollars. See "Currency Risks." In addition, there are risks associated with Underlying Securities denominated in a currency other than the local currency of a foreign government. Governments have from time to time imposed, and may in the future impose, exchange controls that could affect the availability of a currency for making distributions in respect of Underlying Securities denominated in such currency.

               Passive Nature of the Trusts. The tr ustee with respect to any series of certificates will hold the Deposited Assets for the benefit of the certificateholders. Each trust will generally hold the related Deposited Assets to maturity and not dispose of them, regardless of adverse events, financial or otherwise, which may affect any issuer of Underlying Securities or the value of the Deposited Assets. Under specified circumstances the holders of the certificates may direct the trustee to dispose of the Underlying Securities or take certain other actions in respect of the Deposited Assets.

               Certain Conflicts of Interest. Lehman Brothers Inc. and other affiliates of Select Asset may act in different capacities in relation to any series, and there may be conflicts of interest between such parties. When acting in their respective capacities in relation to a series, such parties will be obligated only to carry out the duties and functions required thereof.

               Lehman Brothers Inc. and other affiliates of Select Asset may commence, maintain or continue to maintain commercial relationships with respect to an issuer of Underlying Securities or its affiliates. In particular, Lehman Brothers Inc. or other affiliates of Select Asset may provide investment banking and other financial services to, and may enter into derivative transactions with, an issuer of Underlying Securities or its affiliates. Lehman Brothers Inc. or other affiliates of Select Asset may also hold long or short positions with respect to securities or other obligations of an issuer of Underlying Securities or its affiliates (including any Underlying Securities), or may enter into credit derivative or other derivative transactions with third parties with respect to those obligations. In connection with those transactions, Lehman Brothers Inc. or other affiliates of Select Asset may exercise or enforce rights against, and may otherwise act with respect to, an issuer of Underlying Securities or its affiliates without regard to the issuance of the certificates and the related transactions described in the related prospectus supplement. Any such actions might have an adverse effect on the related Underlying Securities or an issuer of such Underlying Securities, the ability of the related trust to exercise or enforce any rights with respect to such Underlying Securities or the value of the related certificates. In the case of a bankruptcy or insolvency of an issuer of Underlying Securities or its affiliates, or any other default under securities or other obligations of an issuer of Underlying Securities or its affiliates (including the Underlying Securities), the interests of certificateholders with respect to Underlying Securities held by the related trust may be in conflict with the interests of Lehman Brothers Inc. or other affiliates of Select Asset that have entered into transactions with an issuer of such Underlying Securities or its affiliates. Lehman Brothers Inc. and its affiliates may engage in any kind of business with, or have an investment in, each issuer of Underlying Securities, and in connection therewith, may obtain or be in possession of non-public information regarding the related Underlying Securities, an issuer or related persons which may not be made available to certificateholders.

               In addition, the prospectus supplement for each series of certificates will set forth information regarding additional risk factors, applicable to such series (and each class within such series).

                               SELECT ASSET INC.

               Select Asset, the Depositor and Sponsor, was incorporated in the State of Delaware on October 21, 1998, as an indirect, wholly-owned, limited-purpose subsidiary of Lehman Brothers Inc. The principal office of Select Asset is located at 745 Seventh Avenue, New York, New York 10019. Its telephone number is (212) 526-7000.

               The Amended and Restated Certificate of Incorporation of Select Asset provides that Select Asset may conduct any lawful activities necessary or incidental to serving as depositor of one or more trusts that may issue and sell certificates. Pursuant to the terms of the trust agreement, Select Asset may not issue any securities which would result in the lowering of the then current ratings of the outstanding certificates of any series.


               As of the date of this prospectus, Select Asset has no prior experience in the securitization of assets. In order to effect the transactions described in this prospectus, Select Asset, in its capacity as depositor, will from time to time purchase (either directly or through an affiliate) corporate bonds, notes, debentures or obligations or pools of any of the foregoing. Select Asset will deposit such securities into a trust formed by Select Asset and may enter into insurance, credit enhancement and swap agreements in connection with such deposit. The trust will issue and sell certificates backed by payments due on the deposited securities in accordance with the instructions of Select Asset. Following the issuance of such certificates, Select Asset will file on behalf of the trust all annual, periodic and current reports required to be filed pursuant to the Exchange Act.

                                USE OF PROCEEDS

               The net proceeds to be received from the sale of each series or class of certificates (whether or not offered hereby) will be used by Select Asset to purchase the related Deposited Assets and arrange credit support (including, if specified in the related prospectus supplement, making required deposits into any reserve account or the applicable certificate account (as defined below) for the benefit of the certificateholders of such series or class or making initial payments under any swap agreement).

                            FORMATION OF THE TRUSTS

               A separate trust will be created for each series of trust certificates. Select Asset will assign the Deposited Assets for each series of certificates to the trustee named in the applicable prospectus supplement, in its capacity as trustee, for the benefit of the certificateholders of such series. See "Description of the Trust Agreement--Assignment of Deposited Assets." The trustee named in the applicable prospectus supplement will administer the Deposited Assets pursuant to the trust agreement and will receive a fee for these services. Any administrative agent named in the applicable prospectus supplement will perform the tasks as are specified therein and in the trust agreement and will receive a fee for these services as specified in the prospectus supplement. See "Description of the Trust Agreement--Collection and Other Administrative Procedures" and "Administrative Agent Compensation and Payment of Expenses." The trustee or an administrative agent, if applicable, will either cause the assignment of the Deposited Assets to be recorded or will obtain an opinion of counsel that no recordation is required to obtain a first priority perfected security interest in such Deposited Assets.

               Select Asset's assignment of the Deposited Assets to the trustee will be without recourse. To the extent provided in the applicable prospectus supplement, the obligations of an administrative agent will consist primarily of:

               o its contractual-administrative obligations, if any, under the trust agreement;

               o its obligation, if any, to make cash advances in the event of delinquencies in payments on or with respect to any Deposited Assets in amounts described under "Description of the Trust Agreement--Advances in Respect of Delinquencies;" and

               o its obligations, if any, to purchase Deposited Assets as to which there has been a breach of specified representations and warranties or as to which the documentation is materially defective.

               The obligations of an administrative agent and/or trustee, if any, named in the applicable prospectus supplement to make advances will be limited to amounts which the administrative agent believes ultimately would be recoverable under any credit support, insurance coverage, the proceeds of liquidation of the Deposited Assets or from other sources available for such purposes. See "Description of the Trust Agreement--Advances in Respect of Delinquencies."

               Each trust will consist of:

               o    the Deposited Assets, or interests therein;

               o such assets, if any, as from time to time are identified as deposited in the related certificate account;

               o property, if any, acquired on behalf of certificateholders by foreclosure or repossession and any revenues received thereon;

               o those elements of credit support, if any, provided with respect to any class within such series that are specified as being part of the related trust in the applicable prospectus supplement, as described therein and under "Description of Deposited Assets and Credit Support--Credit Support;"

               o the rights of Select Asset relating to any breaches of representations or warranties by the issuer of the Deposited Assets; and

               o the rights of the trustee in any cash advances, reserve fund or surety bond, if any, as described under "Description of the Trust Agreement--Advances in Respect of Delinquencies."

               Claims of certificateholders on the related trust property will be subject to, if applicable, the rights of any holder of call warrants or similar rights.

                       MATURITY AND YIELD CONSIDERATIONS

               Each prospectus supplement will contain any applicable information with respect to the type and maturities of the related Underlying Securities and the terms, if any, upon which such Underlying Securities may be subject to early redemption (either by the applicable obligor or pursuant to a third-party call option), repayment (at the option of the holders thereof) or extension of maturity. The provisions of the Underlying Securities with respect to redemption, repayment or extension of maturity may affect the weighted average life of the related series of certificates.

               The effective yield to holders of the certificates of any series (and class within such series) may be affected by aspects of the Deposited Assets or any credit support or the manner and priorities of allocations of collections with respect to the Deposited Assets between the classes of a given series. With respect to any series of certificates the Underlying Securities of which consist of one or more redeemable securities, extendable securities or securities subject to a third-party call option, the yield to maturity of such series (or class within such series) may be affected by any optional or mandatory redemption or repayment or extension of the related Underlying Securities prior to the stated maturity thereof. A variety of tax, accounting, economic, and other factors will influence whether an issuer exercises any right of redemption in respect of its securities. The rate of redemption may also be influenced by prepayments on the obligations a government sponsored entity issuer holds for its own account. All else remaining equal, if prevailing interest rates fall significantly below the interest rates on the related Underlying Securities, the likelihood of redemption would be expected to increase. There can be no certainty as to whether any Underlying Security redeemable at the option of its issuer will be repaid prior to its stated maturity.

               The Underlying Securities will generally be subject to acceleration upon the occurrence of specified Underlying Security Events of Default (as defined below). The maturity and yield on the certificates will be affected by any early repayment of the Underlying Securities as a result of the acceleration of the Outstanding Debt Securities (as defined below) by the holders thereof. See "Description of the Deposited Assets--Underlying Securities Issuance Agreement." If an issuer of Underlying Securities becomes subject to a bankruptcy proceeding, the timing and amount of payments with respect to both interest and principal may be materially and adversely affected. A variety of factors influence the performance of private debt issuers and correspondingly may affect the ability of an issuer of Underlying Securities to satisfy its obligations under the Underlying Securities, including the company's operating and financial condition, leverage, and social, geographic, legal and economic factors. In addition, if the Underlying Securities are issued by a foreign government and the foreign government issuer or guarantor repudiates or places any limitation or moratorium on the payment of external indebtedness or imposes any confiscatory or withholding tax, the timing and amount of payments on the certificates may be materially and adversely affected. A variety of factors could influence a foreign government's willingness or ability to satisfy its obligations under the related Underlying Securities. We cannot predict the probability of a moratorium or other action affecting any Underlying Security.

               The extent to which the yield to maturity of such certificates may vary from the anticipated yield due to the rate and timing of payments on the Deposited Assets will depend upon the degree to which they are purchased at a discount or premium and the degree to which the timing of payments thereon is sensitive to the rate and timing of payments on the Deposited Assets.

               The yield to maturity of any series (or class) of certificates will also be affected by variations in the interest rates applicable to, and the corresponding payments in respect of, such certificates, to the extent that the Interest Rate (as defined below) for such series (or class) is based on variable or adjustable interest rates. With respect to any series of certificates representing an interest in a pool of government, foreign government or corporate debt securities, disproportionate principal payments (whether resulting from differences in amortization schedules, payments due on scheduled maturity or upon early redemption) on the related Underlying Securities having interest rates higher or lower than the then applicable Interest Rates applicable to such certificates may affect the yield on the certificates.

               A variety of economic, social, political, tax, accounting and other factors may affect the degree to which any of the Underlying Securities are redeemed or called (whether by the applicable obligor or pursuant to a third-party call option) or the maturity of such Underlying Securities is extended, as specified in the related prospectus supplement. There can be no assurance as to the rate or likelihood of redemption, third-party call or extension of maturity of any Underlying Security. The applicable prospectus supplement will, to the extent available, provide further information with respect to any such experience applicable to the related Underlying Securities. In addition, the prospectus supplement for each series of certificates will set forth additional information regarding yield and maturity considerations applicable to such series (and each class within such series) and the related Deposited Assets, including the applicable Underlying Securities.

                        DESCRIPTION OF THE CERTIFICATES

               Each series (or, if more than one class exists, the classes within such series) of certificates will be issued pursuant to a trust agreement and a separate series supplement thereto among Select Asset, the administrative agent, if any, and the trustee named in the related prospectus supplement, a form of which trust agreement is attached as an exhibit to the registration statement. The provisions of the trust agreement (as so supplemented) may vary depending upon the nature of the certificates to be issued thereunder and the nature of the Deposited Assets, credit support and related trust. The following summaries describe certain provisions of the trust agreement which may be applicable to each series of certificates. The following summaries do not purport to be complete and are subject to the detailed provisions of the form of trust agreement for a full description of such provisions, including the definition of certain terms used, and for other information regarding the certificates. Article and section references in parentheses below are to articles and sections in the trust agreement. Wherever particular sections or defined terms of the trust agreement are referred to, such sections or defined terms are incorporated herein by reference as part of the statement made, and the statement is qualified in its entirety by such reference. As used herein with respect to any series, the term "certificate" refers to all the certificates of that series, whether or not offered hereby and by the related prospectus supplement, unless the context otherwise requires.

               A copy of the applicable series supplement to the trust agreement relating to each series of certificates issued from time to time will be filed by Select Asset with the SEC following the issuance of such series.

General

               There is no limit on the amount of certificates that may be issued under the trust agreement, and the trust agreement will provide that certificates of the applicable series may be issued in multiple classes. The series (or classes within such series) of certificates to be issued under the trust agreement will represent the entire beneficial ownership interest in the trust for the series created pursuant to the trust agreement and each class will be allocated certain relative priorities to receive specified collections from, and a certain percentage ownership interest of the assets deposited in, such trust, all as identified and described in the applicable prospectus supplement. See "Description of Deposited Assets and Credit Support--Collections."

               Reference is made to the related prospectus supplement for a description of the following terms of the series (and, if applicable, classes within such series) of certificates in respect of which this prospectus and such prospectus supplement are being delivered:

               o    the title of such certificates;

               o the series of such certificates and, if applicable, the number and designation of classes of such series;

               o whether such certificates or any of the Underlying Securities are callable or subject to early redemption;

               o information concerning the type, characteristics and specifications of the Deposited Assets being deposited into the related trust by Select Asset (and, with respect to any Underlying Security which at the time of such deposit represents a significant portion of all such Deposited Assets and any related credit support, information concerning the terms of each such Underlying Security, the identity of the issuer thereof and where publicly available information regarding such issuer may be obtained);

               o the limit, if any, upon the aggregate principal amount or notional amount, as applicable, of each class thereof;

               o the dates on which or periods during which such series or classes within such series may be issued (each, an "Original Issue Date"), the offering price thereof and the applicable Distribution Dates on which the principal, if any, of (and premium, if any, on) such series or classes within such series will be distributable;

               o if applicable, the relative rights and priorities of each class (including the method for allocating collections from and defaults or losses on the Deposited Assets to the certificateholders of each class);

               o whether the certificates of such series or each class within such series are Fixed Rate Certificates or Floating Rate Certificates (each as defined below) and the applicable interest rate (the "Interest Rate") for each such class including the applicable rate, if fixed (a "Fixed Interest Rate"), or the terms relating to the particular method of calculation thereof applicable to such series or each class within such series, if variable (a "Variable Interest Rate"); the date or dates from which such interest will accrue; the applicable Distribution Dates on which interest, principal and premium, in each case as applicable, on such series or class will be distributable and the related Record Dates (as defined in the related prospectus supplement), if any;

               o the option, if any, of any certificateholder of such series or class to withdraw a portion of the assets of the related trust in exchange for surrendering such certificateholder's certificate or of Select Asset, the administrative agent, if any, or another third party to purchase or repurchase any Deposited Assets (in each case to the extent not inconsistent with Select Asset's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940 and all applicable rules, regulations and interpretations thereunder) and the periods within which or the dates on which, and the terms and conditions upon which any such option may be exercised, in whole or in part;

               o the rating of each series or each class within such series offered hereby (provided, however, that one or more classes within such series not offered hereunder may be unrated or may be rated below investment grade);

               o if other than denominations of $25 and any integral multiple thereof, the denominations in which such series or class within such series will be issuable;

               o whether the certificates of any class within a given series are to be entitled to (1) principal distributions, with disproportionate, nominal or no interest distributions, or (2) interest distributions, with disproportionate, nominal or no principal distributions ("Strip Certificates"), and the applicable terms thereof;

               o whether the certificates of such series or of any class within such series are to be issued in the form of one or more global securities and, if so, the identity of the Depositary (as defined below), if other than The Depository Trust Company, for such global security or securities;

               o if a temporary certificate is to be issued with respect to such series or any class within such series, whether any interest thereon distributable on a Distribution Date prior to the issuance of a permanent certificate of such series or class will be credited to the account of the persons entitled thereto on such Distribution Date;

               o if a temporary global security is to be issued with respect to such series or class, the terms upon which beneficial interests in such temporary global security may be exchanged in whole or in part for beneficial interests in a permanent global security or for individual definitive certificates of such series or class and the terms upon which beneficial interests in a permanent global security, if any, may be exchanged for individual definitive certificates of such series or class;

               o if other than U.S. dollars, the currency applicable to the certificates of such series or class for purposes of denominations and distributions on such series or each class within such series (the "Specified Currency") and the circumstances and conditions, if any, when such currency may be changed, at the election of Select Asset or a certificateholder, and the currency or currencies in which any principal of or any premium or any interest on such series or class are to be distributed pursuant to such election;

               o any additional Administrative Agent Termination Events (as defined below), if applicable, provided for with respect to such class;

               o the applicable Required Percentage and Voting Rights (each as defined below) relating to the manner and percentage of votes of certificateholders of such series and each class within such series required with respect to certain actions by Select Asset or the applicable administrative agent, if any, or trustee under the trust agreement or with respect to the applicable trust; and

               o any other terms of such series or class within such series of certificates not inconsistent with the provisions of the trust agreement relating to such series.

               The United States federal income tax consequences and the consequences of the Employee Retirement Income Security Act of 1974, as amended, relating to any series or any class within such series of certificates will be described in the applicable prospectus supplement. In addition, any risk factors, the specific terms and other information with respect to the issuance of any series or class within such series of certificates on which the principal of and any premium and interest are distributable in a Specified Currency other than U.S. dollars will be described in the applicable prospectus supplement relating to such series or class. The U.S. dollar equivalent of the public offering price or purchase price of a certificate having a Specified Currency other than U.S. dollars will be determined on the basis of the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") for such Specified Currency on the applicable issue date. As specified in the applicable prospectus supplement, such determination will be made by Select Asset, the trustee, the administrative agent, if any, or an agent thereof as exchange rate agent for each series of certificates (the "Exchange Rate Agent").

               Generally, the certificates of each series (including any class of certificates not offered hereby) will be issued only as registered certificates in denominations of $25 and any integral multiple thereof and will be payable only in U.S. dollars. The authorized denominations of registered certificates of a given series or class within such series having a Specified Currency other than U.S. dollars will be set forth in the applicable prospectus supplement.

               Registered certificates may be transferred or exchanged for like certificates of the same series and class at the corporate trust office or agency of the applicable trustee in the City and State of New York, subject to the limitations provided in the trust agreement, without the payment of any service charge, other than any tax or governmental charge payable in connection therewith. Select Asset may at any time purchase certificates at any price in the open market or otherwise. Certificates so purchased by Select Asset may, at the discretion of Select Asset, be held or resold or surrendered to the trustee for cancellation of such certificates.

Distributions

               Distributions allocable to principal, premium (if any) and interest on the certificates of each series (and class within such series) will be made in the Specified Currency for such certificates by or on behalf of the trustee on each Distribution Date as specified in the related prospectus supplement and the amount of each distribution will be determined as of the close of business on the date specified in the related prospectus supplement (the "Determination Date"). If the Specified Currency for a given series or class within such series is other than U.S. dollars, the administrative agent, if any, or otherwise the trustee may arrange to convert all payments in respect of each certificate of such series or class to U.S. dollars in the manner described in the following paragraph. The certificateholder of a registered certificate of a given series or class within such series denominated in a Specified Currency other than U.S. dollars may (if the applicable prospectus supplement and such certificate so indicate) elect to receive all distributions in respect of such certificate in the Specified Currency by delivery of a written notice to the trustee and administrative agent, if any, for such series not later than fifteen calendar days prior to the applicable Distribution Date, except under the circumstances described under "Currency Risks--Payment Currency" below. An election will remain in effect until revoked by written notice to such trustee and administrative agent, if any, received by each of them not later than fifteen calendar days prior to the applicable Distribution Date.

               Unless the applicable prospectus supplement sets forth additional terms as to the conversion of currencies, in the case of a registered certificate of a given series or class within such series having a Specified Currency other than U.S. dollars, the amount of any U.S. dollar distribution in respect of such Registered Certificate will be determined by the Exchange Rate Agent based on the highest firm bid quotation expressed in U.S. dollars received by the Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable Distribution Date (or, if no such rate is quoted on such date, the last date on which such rate was quoted), from three (or, if three are not available, then two) recognized foreign exchange dealers in The City of New York (one of which may be the Offering Agent and another of which may be the Exchange Rate Agent) selected by the Exchange Rate Agent, for the purchase by the quoting dealer, for settlement on such Distribution Date, of the aggregate amount payable in such Specified Currency on such payment date in respect of all registered certificates. All currency exchange costs will be borne by the certificateholders of such registered certificates by deductions from such distributions. If no such bid quotations are available, such distributions will be made in such Specified Currency, unless such Specified Currency is unavailable due to the imposition of exchange controls or to other circumstances beyond Select Asset's control, in which case such distributions will be made as described under "Currency Risks--Payment Currency" below.

               Except as provided in the succeeding paragraph, distributions with respect to certificates will be made (in the case of registered certificates) at the corporate trust office or agency of the trustee in The City of New York; provided, however, that any such amounts distributable on the final Distribution Date of a certificate will be distributed only upon surrender of such certificate at the applicable location set forth above.

               Distributions on registered certificates in U.S. dollars will be made, except as provided below, by check mailed to the registered certificateholders of such certificates (which, in the case of global securities, will be a nominee of the Depositary); provided, however, that, in the case of a series or class of registered certificates issued between a Record Date and the related Distribution Dates, interest for the period beginning on the issue date for such series or class and ending on the last day of the interest accrual period ending immediately prior to or coincident with such Distribution Date will be distributed on the next succeeding Distribution Date to the registered certificateholders of the registered certificates of such series or class on the related Record Date. A certificateholder of $10,000,000 (or the equivalent thereof in a Specified Currency other than U.S. dollars) or more in aggregate principal amount of registered certificates of a given series shall be entitled to receive such U.S. dollar distributions by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the trustee for such series not later than fifteen calendar days prior to the applicable Distribution Date. Simultaneously with the election by any certificateholder to receive payments in a Specified Currency other than U.S. dollars (as provided above), such certificateholder shall provide appropriate wire transfer instructions to the trustee for such series, and all such payments will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located outside the United States.

               "Business Day" with respect to any certificate means any day, other than a Saturday or Sunday, that is (i) not a day on which banking institutions are authorized or required by law or regulation to be closed in
(a) The City of New York or (b) if the Specified Currency for such certificate is other than U.S. dollars, the financial center of the country issuing such Specified Currency (which, in the case of Euros, shall be Brussels, Belgium) and (ii) if the Interest Rate for such certificate is based on LIBOR, a London Banking Day. "London Banking Day" with respect to any certificate means any day on which dealings in deposits in the Specified Currency of such certificate are transacted in the London interbank market. The Record Date with respect to any Distribution Date for a series or class of registered certificates shall be specified as such in the applicable prospectus supplement.

Interest on the Certificates

               General. Each class of certificates (other than certain classes of Strip Certificates) of a given series may have a different Interest Rate, which may be a Fixed or Variable Interest Rate, as described below. In the case of Strip Certificates with no or, in certain cases, a nominal Certificate Principal Balance, such distributions of interest will be in an amount (as to any Distribution Date, "Stripped Interest") described in the related prospectus supplement. For purposes hereof, "Notional Amount" means the notional principal amount specified in the applicable prospectus supplement on which interest on Strip Certificates with no or, in certain cases, a nominal Certificate Principal Balance will be made on each Distribution Date. Reference to the Notional Amount of a class of Strip Certificates herein or in a prospectus supplement does not indicate that such certificates represent the right to receive any distribution in respect of principal in such amount, but rather the term "Notional Amount" is used solely as a basis for calculating the amount of required distributions and determining certain relative voting rights, all as specified in the related prospectus supplement.

               Fixed Rate Certificates. Each series (or, if more than one class exists, each class within such series) of certificates with a Fixed Interest Rate ("Fixed Rate Certificates") will bear interest, on the outstanding Certificate Principal Balance (as defined below) (or Notional Amount, if applicable), from its Original Issue Date, or from the last date to which interest has been paid, at the fixed Interest Rate stated on the face thereof and in the applicable prospectus supplement until the principal amount thereof is distributed or made available for repayment (or in the case of Fixed Rate Certificates with no or a nominal principal amount, until the Notional Amount thereof is reduced to zero), except that, if so specified in the applicable prospectus supplement, the Interest Rate for such series or any such class or classes may be subject to adjustment from time to time in response to designated changes in the rating assigned to such certificates by one or more rating agencies, in accordance with a schedule or otherwise, all as described in such prospectus supplement. Interest on each series or class of Fixed Rate Certificates will be distributable in arrears on each Distribution Date specified in such prospectus supplement. Each such distribution of interest shall include interest accrued through the day specified in the applicable prospectus supplement. Interest on Fixed Rate Certificates will be computed on the basis of a 360-day year of twelve 30-day months.

               Floating Rate Certificates. Each series (or, if more than one class exists, each class within such series) of certificates with a Variable Interest Rate ("Floating Rate Certificates") will bear interest, on the outstanding Certificate Principal Balance (or Notional Amount, if applicable), from its Original Issue Date to the first Interest Reset Date (as defined below) for such series or class at the initial Interest Rate set forth on the face thereof and in the applicable prospectus supplement ("Initial Interest Rate"). Thereafter, the Interest Rate on such series or class for each Interest Reset Period (as defined below) will be determined by reference to an interest rate basis (the "Base Rate"), plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any. The "Spread" is the number of basis points (one basis point equals one one-hundredth of a percentage point) that may be specified in the applicable prospectus supplement as being applicable to such series or class, and the "Spread Multiplier" is the percentage that may be specified in the applicable prospectus supplement as being applicable to such series or class, except that if so specified in the applicable prospectus supplement, the Spread or Spread Multiplier on such series or any such class or classes of Floating Rate Certificates may be subject to adjustment from time to time in response to designated changes in the rating assigned to such certificates by one or more rating agencies, in accordance with a schedule or otherwise, all as described in such prospectus supplement. The applicable prospectus supplement will designate a Base Rate based on one of the following published rates, corresponding to the applicable Index Maturity, as applicable to a Floating Rate Certificate:

               o    a LIBOR rate (a "LIBOR Certificate");

               o a money market yield or commercial paper rate (a "Commercial Paper Rate Certificate");

               o the rate for direct obligations of the United States (a "Treasury Rate Certificate");

               o the United States federal funds rate (a "Federal Funds Rate Certificate");

               o the rate for certificates of deposit of major United States money center banks (a "CD Rate Certificate");

               o a United States Treasury constant maturities rate (a "CMT Rate Certificate"); or

               o prime loan rates or base lending rates of major U.S. banks (a "Prime Rate Certificate").

If the designated rate is not available on an Interest Reset Date, the related Base Rate for such series or class of Floating Rate Certificates will be determined pursuant to a method set forth in the applicable prospectus supplement. The "Index Maturity" for any series or class of Floating Rate Certificates is the period of maturity of the instrument or obligation from which the Base Rate is calculated. "H.15(519)" means the publication entitled "Statistical Release H.15(519), Selected Interest Rates," or any successor publications, published by the Board of Governors of the Federal Reserve System. "Composite Quotations" means the daily statistical release entitled "Composite 3:30 p.m. Quotations for U.S. Government Securities" published by the Federal Reserve Bank of New York.

               Floating Rate Certificates of a given series or class may also have either or both of the following (in each case expressed as a rate per annum on a simple interest basis): (i) a maximum limitation, or ceiling, on the rate at which interest may accrue during any interest accrual period specified in the applicable prospectus supplement ("Maximum Interest Rate") and (ii) a minimum limitation, or floor, on the rate at which interest may accrue during any such interest accrual period ("Minimum Interest Rate"). In addition to any Maximum Interest Rate that may be applicable to any series or class of Floating Rate Certificates, the Interest Rate applicable to any series or class of Floating Rate Certificates will in no event be higher than the maximum rate permitted by applicable law, as the same may be modified by United States law of general application.

               Select Asset will appoint, and enter into agreements with, agents (each a "Calculation Agent") to calculate Interest Rates on each series or class of Floating Rate Certificates. The applicable prospectus supplement will set forth the identity of the Calculation Agent for each series or class of Floating Rate Certificates. All determinations of interest by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the holders of Floating Rate Certificates of a given series or class.

               The Interest Rate on each class of Floating Rate Certificates will be reset daily, weekly, monthly, quarterly, semiannually or annually (such period being the "Interest Reset Period" for such class, and the first day of each Interest Reset Period being an "Interest Reset Date"), as specified in the applicable prospectus supplement. Interest Reset Dates with respect to each series, and any class within such series of Floating Rate Certificates, will be specified in the applicable prospectus supplement; provided, however, that except to the extent otherwise specified in such prospectus supplement, the Interest Rate in effect for the ten days immediately prior to the Final Scheduled Distribution Date (as defined in the prospectus supplement) will be that in effect on the tenth day preceding such Final Scheduled Distribution Date. If an Interest Reset Date for any class of Floating Rate Certificates would otherwise be a day that is not a Business Day, such Interest Reset Date will occur on a prior or succeeding Business Day, specified in the applicable prospectus supplement.

               Interest payable in respect of Floating Rate Certificates shall be the accrued interest from and including the Original Issue Date of such series or class or the last Interest Reset Date to which interest has accrued and been distributed, as the case may be, to but excluding the immediately following Distribution Date.

               With respect to a Floating Rate Certificate, accrued interest shall be calculated by multiplying the Certificate Principal Balance of such certificate (or, in the case of a Strip Certificate with no or a nominal Certificate Principal Balance, the Notional Amount specified in the applicable prospectus supplement) by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. The interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each such day is computed by dividing the Interest Rate in effect on such day by 360 or by the actual number of days in the year, as specified in the applicable prospectus supplement. For purposes of making the foregoing calculation, the variable Interest Rate in effect on any Interest Reset Date will be the applicable rate as reset on such date.

               All percentages resulting from any calculation of the Interest Rate on a Floating Rate Certificate will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and all currency amounts used in or resulting from such calculation on Floating Rate Certificates will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upward).

               Interest on any series (or class within such series) of Floating Rate Certificates will be distributable on the Distribution Dates and for the interest accrual periods as and to the extent set forth in the applicable prospectus supplement.

               Upon the request of the holder of any Floating Rate Certificate of a given series or class, the Calculation Agent for such series or class will provide the Interest Rate then in effect and, if determined, the Interest Rate that will become effective on the next Interest Reset Date with respect to such Floating Rate Certificate.

               (1) LIBOR Certificates. Each LIBOR Certificate will bear interest for each Interest Reset Period at the Interest Rate calculated with reference to LIBOR and the Spread or Spread Multiplier, if any, specified in such certificate and in the applicable prospectus supplement.

               With respect to LIBOR indexed to the offered rate for U.S. dollar deposits, unless otherwise specified in the applicable prospectus supplement, "LIBOR" for each Interest Reset Period will be determined by the Calculation Agent for any LIBOR Certificate as follows:

               (i) On the second London Banking Day prior to the Interest Reset Date for such Interest Reset Period (a "LIBOR Determination Date"), the Calculation Agent for such LIBOR Certificate will determine the London interbank offered rate for United States dollar deposits for the period of the Index Maturity specified in the applicable prospectus supplement, commencing on such Interest Reset Date, which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such LIBOR Determination Date. "Telerate Page 3750" shall mean the display on the Dow Jones Telerate Service on page 3750 (or any other page as may replace such page on that service for the purpose of displaying LIBOR).

               (ii) If Telerate Page 3750 is unavailable at such time, LIBOR for the appropriate Index Maturity will be determined at approximately 11:00 A.M., London time, on such LIBOR Determination Date on the basis of the rate at which LIBOR having such Index Maturity is offered by four major banks selected by the Calculation Agent in the London interbank market commencing on the second London Banking Day immediately following such LIBOR Determination Date. The Calculation Agent will request the principal London office of each of such banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR for such Index Maturity will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR for a given Index Maturity for such LIBOR Determination Date will be the arithmetic mean of

          LIBOR quoted at approximately 11:00 A.M., New York City time, on such LIBOR Determination Date by three major banks in New York City selected by the Calculation Agent for LIBOR having such Index Maturity, commencing on the second London Banking Day immediately following such LIBOR Determination Date; provided, however, that if the banks selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR for such Index Maturity will be LIBOR determined with respect to the Interest Accrual Period immediately preceding such current Distribution Date.

               (2) Commercial Paper Rate Certificates. Each Commercial Paper Rate Certificate will bear interest for each Interest Reset Period at the Interest Rate calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any, specified in such certificate and in the applicable prospectus supplement.

               The "Commercial Paper Rate" for each Interest Reset Period will be determined by the Calculation Agent for such Commercial Paper Rate Certificate as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "Commercial Paper Rate Determination Date") and shall be the Money Market Yield (as defined below) on such Commercial Paper Rate Determination Date of the rate for commercial paper having the Index Maturity specified in the applicable prospectus supplement, as such rate shall be published in H.15(519) under the heading "Commercial Paper." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Commercial Paper Rate Calculation Date (as defined below) pertaining to such Commercial Paper Rate Determination Date, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield on such Commercial Paper Rate Determination Date of the rate for commercial paper of the specified Index Maturity as published in Composite Quotations under the heading "Commercial Paper." If by 3:00 p.m., New York City time, on such Commercial Paper Rate Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield of the arithmetic mean of the offered rates, as of 11:00 a.m., New York City time, on such Commercial Paper Rate Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for such Commercial Paper Rate Certificate for commercial paper of the specified Index Maturity placed for an industrial issuer whose bonds are rated "AA" or the equivalent by a nationally recognized rating agency; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting offered rates as mentioned in this sentence, the "Commercial Paper Rate" for such Interest Reset Period will be the same as the Commercial Paper Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

               "Money Market Yield" shall be a yield calculated in accordance with the following formula:

                     Money Market Yield = D X 360 X 100
                                          -------------
                                          360 - (D X M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the specified Index Maturity.

               The "Commercial Paper Rate Calculation Date" pertaining to any Commercial Paper Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such Commercial Paper Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day or (b) the second Business Day preceding the date any distribution of interest is required to be made following the applicable Interest Reset Date.

               (3) Treasury Rate Certificates. Each Treasury Rate Certificate will bear interest for each Interest Reset Period at the Interest Rate calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if any, specified in such certificate and in the applicable prospectus supplement.

               The "Treasury Rate" for each Interest Reset Period will be the rate for the auction held on the Treasury Rate Determination Date (as defined below) for such Interest Reset Period of direct obligations of the United States ("Treasury bills") having the Index Maturity specified in the applicable prospectus supplement, as such rate shall be published in H.15(519) under the heading "U.S. Government Certificates-Treasury bills-auction average (investment)" or, in the event that such rate is not published prior to 3:00 p.m., New York City time, on the Treasury Rate Calculation Date (as defined below) pertaining to such Treasury Rate Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) on such Treasury Rate Determination Date as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury bills having the specified Index Maturity are not published or reported as provided above by 3:00 p.m., New York City time, on such Treasury Rate Calculation Date, or if no such auction is held on such Treasury Rate Determination Date, then the "Treasury Rate" for such Interest Reset Period shall be calculated by the Calculation Agent for such Treasury Rate Certificate and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on such Treasury Rate Determination Date, of three leading primary United States government securities dealers selected by such Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the specified Index Maturity; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting bid rates as mentioned in this sentence, then the "Treasury Rate" for such Interest Reset Period will be the same as the Treasury Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest
Rate).

               The "Treasury Rate Determination Date" for such Interest Reset Period will be the day of the week in which the Interest Reset Date for such Interest Reset Period falls on which Treasury bills would normally be auctioned. Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Rate Determination Date pertaining to the Interest Reset Period commencing in the next succeeding week. If an auction date shall fall on any day that would otherwise be an Interest Reset Date for a Treasury Rate Certificate, then such Interest Reset Date shall instead be the Business Day immediately following such auction date.

               The "Treasury Rate Calculation Date" pertaining to any Treasury Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such Treasury Rate Determination Date or, if such a day is not a Business Day, the next succeeding Business Day or (b) the second Business Day preceding the date any distribution of interest is required to be made following the applicable Interest Reset Date.

               (4) Federal Funds Rate Certificates. Each Federal Funds Rate Certificate will bear interest for each Interest Reset Period at the Interest Rate calculated with reference to the Federal Funds Rate and the Spread or Spread Multiplier, if any, specified in such certificate and in the applicable prospectus supplement.

               The "Federal Funds Rate" for each Interest Reset Period shall be the effective rate on the Interest Reset Date for such Interest Reset Period (a "Federal Funds Rate Determination Date") for Federal Funds as published in H.15(519) under the heading "Federal

Funds (Effective)." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Federal Funds Rate Calculation Date (as defined below) pertaining to such Federal Funds Rate Determination Date, the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If by 3:00 p.m., New York City time, on such Federal Funds Rate Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date made publicly available by the Federal Reserve Bank of New York which is equivalent to the rate which appears in H.15(519) under the heading "Federal Funds (Effective)"; provided, however, that if such rate is not made publicly available by the Federal Reserve Bank of New York by 3:00 p.m., New York City time, on such Federal Funds Rate Calculation Date, the "Federal Funds Rate" for such Interest Reset Period will be the same as the Federal Funds Rate in effect for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest
Rate). In the case of a Federal Funds Rate Certificate that resets daily, the Interest Rate on such Certificate for the period from and including a Monday to but excluding the succeeding Monday will be reset by the Calculation Agent for such certificate on such second Monday (or, if not a Business Day, on the next succeeding Business Day) to a rate equal to the average of the Federal Funds Rate in effect with respect to each such day in such week.

               The "Federal Funds Rate Calculation Date" pertaining to any Federal Funds Rate Determination Date shall be the next succeeding Business Day.

               (5) CD Rate Certificates. Each CD Rate Certificate will bear interest for each Interest Reset Period at the Interest Rate calculated with reference to the CD Rate and the Spread or Spread Multiplier, if any, specified in such certificate and in the applicable prospectus supplement.

               The "CD Rate" for each Interest Reset Period shall be the rate as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "CD Rate Determination Date") for negotiable certificates of deposit having the Index Maturity designated in the applicable prospectus supplement as published in H.15(519) under the heading "CDs (Secondary Market)." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the CD Rate Calculation Date (as defined below) pertaining to such CD Rate Determination Date, then the "CD Rate" for such Interest Reset Period will be the rate on such CD Rate Determination Date for negotiable certificates of deposit of the Index Maturity designated in the applicable prospectus supplement as published in Composite Quotations under the heading "Certificates of Deposit." If by 3:00 p.m., New York City time, on such CD Rate Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "CD Rate" for such Interest Reset Period will be calculated by the Calculation Agent for such CD Rate Certificate and will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on such CD Rate Determination Date, of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for such CD Rate Certificate for negotiable certificates of deposit of major United States money center banks of the highest credit standing (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity designated in the related prospectus supplement in a denomination of $5,000,000; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting offered rates as mentioned in this sentence, the "CD Rate" for such Interest Reset Period will be the same as the CD Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

               The "CD Rate Calculation Date" pertaining to any CD Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such CD Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day or (b) the second Business

Day preceding the date any distribution of interest is required to be made following the applicable Interest Reset Date.

               (6) CMT Rate Certificates. Each CMT Rate Certificate will bear interest for each Interest Reset Period at the Interest Rate calculated with reference to the CMT Rate and the Spread or Spread Multiplier, if any, specified in such certificate and in the applicable prospectus supplement.

               The "CMT Rate" for each Interest Reset Period will be a rate for such Interest Reset Period equal to the yield for United States Treasury securities at "constant maturity" having the Index Maturity specified in the applicable prospectus supplement published in H.15(519) under the caption "Treasury constant maturities", as such yield is displayed on the Telerate Page 7051 on the CMT Rate Determination Date (as defined below) pertaining to such Interest Reset Period. If such rate does not appear on the Telerate Page 7051 on the related CMT Rate Determination Date, the rate for that Interest Reset Period will be a rate equal to the yield for United States Treasury securities at "constant maturity" for having the Index Maturity specified in the applicable prospectus supplement as set forth in H.15(519) under the caption "Treasury constant maturities". If such rate does not appear in H.l5(5l9) on the related CMT Rate Determination Date, the rate for that Interest Reset Period will be the rate for the Index Maturity designated in the applicable prospectus supplement as may then be published by either the Federal Reserve System Board of Governors or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate which would otherwise have been published in H.15(519).

               If on the related CMT Rate Determination Date, the Federal Reserve System Board of Governors or the United States Department of the Treasury does not publish a yield on United States Treasury securities at "constant maturity" having the Index Maturity designated in the applicable prospectus supplement, the rate for that Interest Reset Period will be calculated by the Calculation Agent and will be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 p.m., New York City time, on the CMT Rate Determination Date, of three leading primary United States government securities dealers in New York City selected by the Calculation Agent (from five such dealers and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)) for United States Treasury securities with an original maturity equal to the Index Maturity designated in the applicable prospectus supplement, a remaining term to maturity no more than one year shorter than such Index Maturity and in a representative amount. If fewer than five but more than two such prices are provided as requested, the rate for that Interest Reset Period will be based on the arithmetic mean of the bid prices obtained and neither the highest nor lowest of such quotations will be eliminated. If fewer than three prices are provided as requested, the rate for that Interest Reset Period will be calculated by the Calculation Agent and will be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m., New York City time, on the CMT Rate Determination Date of three leading primary United States government securities dealers in New York City selected by the Calculation Agent (from five such dealers and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)) for United States Treasury securities with an original maturity greater than the Index Maturity designated in the applicable prospectus supplement, a remaining term to maturity closest to such Index Maturity and in a representative amount. If fewer than five but more than two such prices are provided, the rate for that Interest Reset Date will be based on the arithmetic mean of the bid prices obtained and neither the highest nor lowest of such quotations will be eliminated. If two United States Treasury securities with an original maturity greater than the Index Maturity designated in the applicable prospectus supplement have remaining terms to maturity equally close to such Index Maturity, the quotes for the Treasury security with the shorter of term to maturity will be used.

               The "CMT Rate Determination Date" pertaining to any interest Reset Period will be the second U.S. Government Securities Business Days prior to the related Interest Reset Date.

               (8) Prime Rate Certificates. Each Prime Rate Certificate will bear interest for each Interest Reset Period at the Interest Rate calculated with reference to the Prime Rate and the Spread or Spread Multiplier, if any, specified in such certificate and in the applicable prospectus supplement.

               The "Prime Rate" for each Interest Reset Period shall be the effective date on the Interest Reset Date for such Interest Reset Period (a "Prime Rate Determination Date") for the prime rate as published in H.15(519) for that day opposite the caption "Bank prime loan". In the event that such rate is not published prior to 5:00 p.m., New York City time, on the Prime Rate Calculation Date (as defined herein) pertaining to such Prime Rate Determination Date, the "Prime Rate" for such Interest Reset Period will be the rate set forth in H. 15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, for that day opposite the caption "Bank prime loan". If, by 5:00 p.m., New York City time, on such Prime Rate Calculation Date, such rate is not yet published in H. 15(519), H. I5 Daily Update or another recognized electronic source, the "Prime Rate" for that Interest Reset Period will be the rate for the first preceding day for which such rate is set forth in H. 15(519) opposite the caption "Bank prime loan".

Principal of the Certificates


               Each certificate (other than certain classes of Strip Certificates) will have a "Certificate Principal Balance" which, at any time, will equal the maximum amount that the holder thereof will be entitled to receive in respect of principal out of the future cash flow on the Deposited Assets included in the related trust. Distributions generally will be applied to undistributed accrued interest on, then to principal of, and then to premium (if any) on, each such certificate of the class or classes entitled thereto (in the manner and priority specified in such prospectus supplement) until the aggregate Certificate Principal Balance of such class or classes has been reduced to zero. The outstanding Certificate Principal Balance of a certificate will be reduced to the extent of distributions of principal thereon, and, if applicable pursuant to the terms of the related series, by the amount of any net losses realized on any Deposited Asset ("Realized Losses") allocated thereto. Generally, the initial aggregate Certificate Principal Balance of all classes of certificates of a series will equal the outstanding aggregate principal balance of the related Deposited Assets as of the applicable Cut-off Date. The initial aggregate Certificate Principal Balance of a series and each class thereof will be specified in the related prospectus supplement. Distributions of principal of any class of certificates will be made on a pro rata basis among all the certificates of such class. Strip Certificates with no Certificate Principal Balance will not receive distributions of principal.


Foreign Currency Certificates

               If the specified currency of any certificate is not U.S. dollars (a "Foreign Currency Certificate"), certain provisions with respect thereto will be set forth in the related prospectus supplement which will specify the denominations, the currency or currencies in which the principal and interest with respect to such certificate are to be paid and any other terms and conditions relating to the non-U.S. dollar denominations or otherwise applicable to the certificates.

Dual Currency Certificates

               Certificates may be issued as dual currency certificates ("Dual Currency Certificates"), in which case payments of principal and/or interest in respect of Dual Currency Certificates will be made in such currencies, and rates of exchange will be calculated upon such bases, as indicated in the certificates and described in the related prospectus supplement. Other material terms and conditions relating to Dual Currency Certificates will be set forth in the certificates and the related prospectus supplement.

Call Rights and Call Warrants

               If so provided in the related prospectus supplement, one or more specified persons may have the right to purchase all or a portion of the Underlying Securities of a particular series from the trust such that the trustee is obligated to redeem all or a portion of the certificates of that series under specified circumstances. The terms and conditions under which a specified person may exercise its right to purchase all or a portion of the Underlying Securities of that series will be described in the related prospectus supplement. Such terms may include the following:

     o if the call right is exercised with respect to less than all of the Underlying Securities, the manner of selecting the certificates being redeemed in connection with such purchase,

     o    specified dates during which such a purchase may be effected, and

     o the price at which such a purchase may be effected, which will be at least 100% of the outstanding principal balance, or the present value of all outstanding payments, as the case may be, on the relevant certificates.

               After receiving notice of the exercise of such a call right or warrant, the trustee will provide notice as specified in the related prospectus supplement. After satisfying any conditions applicable to the exercise of that right, each holder of a certificate that has been redeemed in connection with a call of the related Underlying Securities will be entitled to receive a distribution of a ratable share of the aggregate price paid in connection with that exercise, in the manner and to the extent described in the related prospectus supplement.

Optional Exchange

               If so provided in the related prospectus supplement, a holder may exchange certificates of any given series for a pro rata portion of the Deposited Assets (an "Exchangeable Series"). The terms upon which a holder may exchange certificates of any Exchangeable Series for a pro rata portion of the Deposited Assets of the related trust will be specified in the related prospectus supplement and the related trust agreement; provided that any right of exchange shall be exercisable only to the extent that such exchange would not be inconsistent with Select Asset's and such trust's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940 and all applicable rules, regulations and interpretations thereunder. Such terms may relate to, but are not limited to, the following:

     o a requirement that the exchanging holder tender to the trustee call warrants and/or certificates of each class within such Exchangeable Series;

     o a requirement that the exchanging certificateholder held the certificates being tendered for exchange for a minimum of six months;

     o a minimum Certificate Principal Balance or Notional Amount, as applicable, with respect to each certificate being tendered for exchange;

     o a requirement that the Certificate Principal Balance or Notional Amount, as applicable, of each certificate tendered for exchange be an integral multiple of an amount specified in the prospectus supplement;

     o specified dates during which a holder may effect such an exchange (each, an "Optional Exchange Date");

     o limitations on the right of an exchanging holder to receive any benefit upon exchange from any credit support or other non-Underlying Securities deposited in the applicable trust;

     o adjustments to the value of the proceeds of any exchange based upon the required prepayment of future expense allocations and the establishment of a reserve for any anticipated extraordinary trust expenses as set forth in the applicable prospectus supplement, if applicable; and

     o a requirement that the exchanging holder provide to the trustee an opinion of counsel stating that the exchange would not cause the trust to be treated as an association or publicly traded partnership taxable as a corporation for federal income tax purposes.

               In order for a certificate of a given Exchangeable Series (or class within such Exchangeable Series) to be exchanged by the applicable certificateholder, the trustee for such certificate must receive, at least 20 but not more than 30 days prior to an Optional Exchange Date (i) such certificate with the form entitled "Option to Elect Exchange" on the reverse thereof duly completed, or (ii) in the case of registered certificates, a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc., the Depositary (in accordance with its normal procedures) or a commercial bank or trust company in the United States setting forth the name of the holder of such registered certificate, the Certificate Principal Balance or Notional Amount, as applicable, of the registered certificate to be exchanged, the certificate number or a description of the tenor and terms of the registration certificate, a statement that the option to elect exchange is being exercised thereby and a guarantee that the registered certificate to be exchanged with the form entitled "Option to Elect Exchange" on the reverse of the registered certificate duly completed will be received by such trustee not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter. If the procedure described in clause (ii) of the preceding sentence is followed, then such registered certificate and form duly completed must be received by such trustee by such fifth Business Day. Any tender of a certificate by the holder for exchange shall be irrevocable. The exchange option may be exercised by the holder of a certificate for less than the entire Certificate Principal Balance or Notional Amount of such certificate provided that (x) the Certificate Principal Balance or Notional Amount, as applicable, of such certificate remaining outstanding after redemption is an authorized denomination, (y) such partial exchange is limited in amount to a maximum of 5% of the initial aggregate Certificate Principal Balance or Notional Amount, as applicable, of such certificates and (z) all other exchange requirements set forth in the related prospectus supplement are satisfied. Upon such partial exchange, such certificate shall be cancelled and a new certificate or certificates for the remaining Certificate Principal Balance thereof shall be issued (which, in the case of any registered certificate, shall be in the name of the holder of such exchanged certificate).

               Until definitive certificates are issued each certificate will be represented by a global security, the Depositary's nominee will be the certificateholder of such certificate and therefore will be the only entity that can exercise a right of exchange. In order to ensure that the Depositary's nominee will timely exercise a right of exchange with respect to a particular certificate, the beneficial owner of such certificate must instruct the broker or other direct or indirect participant through which it holds an interest in such certificate to notify the Depositary of its desire to exercise a right of exchange. Different firms have different cut-off times for accepting instructions from their customers and, accordingly, each beneficial owner should consult the broker or other direct or indirect participant through which it holds an interest in a certificate in order to ascertain the cut-off time by which such an instruction must be given in order for timely notice to be delivered to the Depositary.

               Upon the satisfaction of the foregoing conditions and any applicable conditions with respect to the related Deposited Assets, as described in such prospectus supplement, the applicable certificateholder will be entitled to receive a distribution of a pro rata share of the Deposited Assets related to the Exchangeable Series (and class within such Exchangeable Series) of the certificate being exchanged, in the manner and to the extent described in such prospectus supplement. Alternatively, to the extent so specified in the applicable prospectus supplement, the applicable certificateholder, upon satisfaction of such conditions, may direct the related Trustee to sell, on behalf of the certificateholder, such pro rata share of the Deposited Assets. In such event the certificateholder will be entitled to receive the net proceeds of such sale, less any costs and expenses incurred by the trustee in facilitating the sale, subject to any additional adjustments set forth in the prospectus supplement.

Global Securities

               All certificates of a given series (or, if more than one class exists, any given class within that series) will, upon issuance, be represented by one or more global securities. The global securities will be deposited with, or on behalf of, The Depository Trust Company, New York, New York (for registered certificates denominated and payable in U.S. dollars), or such other depositary identified in the related prospectus supplement (the "Depositary"), and registered in the name of a nominee of the Depositary. Global securities will be issued in registered form and may be issued in either temporary or permanent form. Unless and until it is exchanged in whole or in part for the individual certificates represented thereby (each a "definitive certificate"), a global security may not be transferred except as a whole by the Depositary for such global security to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor of such Depositary or a nominee of such successor.

               The Depository Trust Company has advised Select Asset as follows: The Depository Trust Company is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. The Depository Trust Company was created to hold securities of its participating organizations and to facilitate the clearance and settlement of securities transactions among the institutions that have accounts with the Depositary ("participants") in such securities through electronic book-entry changes in the accounts of the Depositary participants, thereby eliminating the need for physical movement of securities certificates. The Depositary's participants include securities brokers and dealers (including Lehman Brothers), banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own the Depositary. Access to the Depositary's book-entry system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly. The Depository Trust Company has confirmed to Select Asset that it intends to follow such procedures.

               Upon the issuance of a global security, the Depositary for the global security will credit, on its book-entry registration and transfer system, the respective principal amounts or notional amounts, if applicable, of the individual certificates represented by such global security to the accounts of its participants. The accounts to be accredited shall be designated by the underwriters of such certificates, or, if such certificates are offered and sold directly through one or more agents, by Select Asset or such agent or agents. Ownership of beneficial interests in a Global Security will be limited to participants or persons that may hold beneficial interests through participants. Ownership of beneficial interests in a global security will be shown on, and the transfer of that ownership will be effected only through, records maintained by the Depositary for such global security or by participants or persons that hold through participants. The laws of some states require that certain purchasers of securities take physical delivery of such securities. Such limits and such laws may limit the market for beneficial interests in a global security.

               So long as the Depositary for a global security, or its nominee, is the owner of the global security, the Depositary or the nominee, as the case may be, will be considered the sole certificateholder of the individual certificates represented by such global security for all purposes under the trust agreement governing the certificates. Except as set forth below, owners of beneficial interests in a global security will not be entitled to have any of the individual certificates represented by the global security registered in their names, will not receive or be entitled to receive physical delivery of any certificates and will not be considered the certificateholder thereof under the trust agreement governing the certificates. Because the Depositary can only act on behalf of its participants, the ability of a holder of any certificate to pledge that certificate to persons or entities that do not participate in the Depositary's system, or to otherwise act with respect to the certificate, may be limited due to the lack of a physical certificate for the certificate.

               Distributions of principal of (and premium, if any) and any interest on individual certificates represented by a global security will be made to the Depositary or its nominee, as the case may be, as the certificateholder of the global security. None of Select Asset, the administrative agent, if any, the trustee for the certificates, any paying agent or the certificate registrar for the certificates will have responsibility or liability for any aspect of the records relating to or payments made on account of beneficial interests in a global security or for maintaining, supervising or reviewing any records relating to such beneficial interests.

               Select Asset expects that the Depositary for certificates of a given class and series, upon receipt of any distribution of principal, premium or interest in respect of a definitive global security representing any certificates, will credit immediately participants' accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of the global security as shown on the records of such Depositary. Select Asset also expects that payments by participants to owners of beneficial interests in a global security held through such participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such participants.

               If the Depositary for certificates of a given class of any series is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by Select Asset within ninety days, Select Asset will issue individual definitive certificates in exchange for the global security or securities representing such certificates. In addition, Select Asset may at any time and in its sole discretion determine not to have any certificates of a given class represented by one or more global securities and, in such event, will issue individual definitive certificates of such class in exchange for the global security or securities representing such certificates. Further, if Select Asset so specifies with respect to the certificates of a given class, an owner of a beneficial interest in a global security representing certificates of such class may, on terms acceptable to Select Asset and the Depositary of the global security, receive individual definitive certificates in exchange for such beneficial interest. In any such instance, an owner of a beneficial interest in a global security will be entitled to physical delivery of individual definitive certificates of the class represented by the global security equal in principal amount or notional amount, if applicable, to such beneficial interest and to have definitive certificates registered in its name (if the certificates of such class are issuable as registered certificates). Individual definitive certificates of such class so issued will be issued as registered certificates in denominations, unless otherwise specified by Select Asset or in the related prospectus supplement, of $25 and in integral multiples thereof.

               The applicable prospectus supplement will set forth any specific terms of the depositary arrangement with respect to any class or series of certificates being offered thereby to the extent not set forth or different from the description set forth above.

              DESCRIPTION OF DEPOSITED ASSETS AND CREDIT SUPPORT

General

          Each certificate of each series will represent an ownership interest in a designated, publicly issued security or a pool of securities (the "Underlying Securities"), purchased by Select Asset or one of its affiliates and assigned to a trust as described in the applicable prospectus supplement. The Underlying Securities will consist of one or more of the following issued under the laws of the United States, any U.S. State or any foreign jurisdiction:

          o debt obligations or investment grade term preferred stock issued or guaranteed by one or more corporations, general or limited partnerships, limited liability companies, banking organizations, insurance companies or other organizations ("Corporate Securities");

          o preferred securities of one or more trusts or other special purpose legal entities ("Trust Preferred Securities");

          o equipment trust certificates, including enhanced equipment trust certificates and pass-through equipment trust certificates ("Equipment Trust Certificates");

          o asset-backed securities of one or more trusts or other special purpose legal entities ("Asset-Backed Securities" and together with Corporate Securities, Trust Preferred Securities and Equipment Trust Certificates, the "Private Sector Securities");

          o an obligation issued or guaranteed by the United States of America or any agency thereof for the payment of which the full faith and credit of the United States of America is pledged ("Treasury Securities");

          o an obligation of one or more U.S. government sponsored entities ("GSEs") described below for the payment of which the full faith and credit of the United States of America is not pledged;

          o Government Trust Certificates ("GTCs" and together with Treasury Securities and GSEs, "Domestic Government Securities") described below; or

          o obligations issued or guaranteed by a foreign government or any political subdivision or agency or instrumentality thereof ("Foreign Government Securities" and together with Domestic Government Securities, "Government Securities").

          Select Asset or one of its affiliates will generally purchase the Underlying Securities in the secondary market, but may purchase securities directly from certain GSEs that (i) have outstanding securities held by non-affiliates with an aggregate market value of at least

$75,000,000 at the time of the offering of the trust certificates hereunder and (ii) make information publicly available comparable to that required of Exchange Act reporting entities. Select Asset (or an affiliate thereof) may also purchase Treasury Securities directly from the issuer thereof.

         Notwithstanding any requirement stated or incorporated herein relating to reporting under the Exchange Act, it should be noted that the issuers of the Underlying Securities are not participating in any offering of trust certificates and that the depositor and Lehman Brothers Inc. will not perform the analysis and review of such issuers that an underwriter of the Underlying Securities would perform.

         An Underlying Security that was originally issued in a private placement will be considered "publicly issued" for purposes of this prospectus and the related supplement if the Depositor and the related trust could sell such Underlying Security pursuant to Rule 144(k) under the Securities Act. Such securities may be trust assets notwithstanding that they are not registered under the Securities Act.


         Any Underlying Securities deposited in a trust will be securities that Select Asset would be free to publicly resell without registration. With the exception of any Underlying Securities related to an Approved Primary Offering, Select Asset will not deposit into a trust restricted securities, and will not deposit into a trust registered securities if the deposit into the related trust is part of the original distribution of such registered securities.

         With respect to any Private Sector Securities constituting, as of the issue date of the related Certificates, 10% or more, but less than 20%, of the aggregate principal amount of Underlying Securities deposited in a Trust, the applicable prospectus supplement will include financial data required by Item 301 of Regulation S-K with respect to the related issuer (or, in the case of Trust Preferred Securities and Equipment Trust Certificates, the issuer of the obligation held by, or supporting the issuance of, the trust or other special purpose legal entity issuing the Trust Preferred Securities or Equipment Trust Certificates), and with respect to any Private Sector Securities constituting, as of the issue date of the related Certificates, 20% or more of the aggregate principal amount of Underlying Securities deposited in a Trust, the applicable prospectus supplement will include audited financial statements of the related issuer (or, in the case of Trust Preferred Securities and Equipment Trust Certificates, the issuer of the obligation held by, or supporting the issuance of, the trust or other special purpose legal entity issuing the Trust Preferred Securities or Equipment Trust Certificates) in each case unless:

       (a) the following two conditions are satisfied:

             (x) (i) neither the issuer of the Underlying Securities nor any of its affiliates has had a direct or indirect agreement, arrangement, relationship or understanding, written or otherwise, relating to the purchase of the Underlying Securities by Select Asset or the issue of the certificates of the related trust, (ii) neither the issuer of the Underlying Securities nor any of its affiliates is an affiliate of Select Asset or any underwriter of the certificates and (iii) Select Asset would be free to publicly resell the Underlying Securities without registration under the Securities Act; and

             (y) to the knowledge of Select Asset as of the date of issuance of the related certificates, at least one of the following conditions is satisfied;


                  (i) the issuer is eligible to use Form S-3 or F-3 for a primary offering of non-investment grade securities pursuant to General Instruction I.B.1 of such forms;

                  (ii) the issuer meets the requirements of General Instruction I.A. of Form S-3 or General Instructions 1.A.1, 2, 3, 4 and 6 of Form F-3 and the Underlying Securities are non-convertible investment grade securities;


                  (iii) if the conditions set forth in clause (i) or clause
                  (ii) of this paragraph are not satisfied and the Underlying Securities are fully and unconditionally guaranteed by a direct or indirect parent of the issuer, General Instruction I.C.3 of Form S-3 or General Instruction I.A.5(iii) of Form F-3 is met with respect to the Underlying Securities and the requirements of Rule 3-10 of Regulation S-X are satisfied regarding the information in the reports to be referenced;


                  (iv) if the Underlying Securities are guaranteed by a wholly-owned subsidiary of the issuer and the subsidiary does not meet the conditions set forth in clause (i) or (ii) of this paragraph, the conditions set forth in either clause
                  (i) or clause (ii) of this paragraph are met with respect to the issuer and the requirements of Rule 3-10 of Regulation S-X are satisfied regarding the information in the reports to be referenced; or


                  (v) the Underlying Securities are Asset-Backed Securities and the issuer is filing reports pursuant to section 12 or 15(d) of the Exchange Act and has filed all of the material that would be required to be filed pursuant to section 13, 14 or 15(d) of the Exchange Act for a period of at least 12 calendar months and any portion of a month immediately preceding the filing referencing the issuer's reports (or such shorter period for which the issuer was required to file such materials); or

         (b) if any of the conditions set forth in clause (a)(x) above are not satisfied, the offering of the Underlying Securities was registered as a primary offering in acordance with the following (any offering that complies with the following conditions, an "Approved Primary Offering"):

                  (i) the offering of the Underlying Securities must be eligible to be registered under Form S-3 or F-3 as a primary offering of such securities;

                  (ii) the plan of distribution in the registration statement for the offering of the Underlying Securities contemplates this type of distribution at the time of the commencement of the offering of the Certificates;

                  (iii) the prospectus supplement for the offering of the Certificates describes the plan of distribution for both the Underlying Securities and the Certificates;

                  (iv) the prospectus relating to the offering of the Underlying Securities is delivered simultaneously with the delivery of the prospectus relating to the offering of the related Certificates, and the prospectus for the Certificates includes disclosure that the prospectus for the offering of the Underlying Securities will be delivered along with, or is combined with, the prospectus for the offering of the Certificates;

                  (v) the prospectus for the offering of the related Certificates identifies the issuing entity, depositor, sponsor and each underwriter for the offering of Certificates as an underwriter for the offering of the related Underlying Securities;

                  (vi) neither prospectus disclaims or limits responsibility by the issuing entity, sponsor, depositor, trustee or any underwriter for information regarding the Underlying Securities; and

                  (vii) If the offering of the related Certificates and the Underlying Securities is not made on a firm commitment basis, the issuing entity or the underwriters for the offering of the Certificates must distribute a preliminary prospectus for both the Underlying Securities offering and the offering of the Certificates that identifies the issuer of the Underlying Securities and the expected amount of the issuer's Underlying Securities that is to be included in the deposited assets of the related Trust to any person who is expected to receive a confirmation of sale of the Certificates at least 48 hours prior to sending such confirmation.

If the conditions set forth in clause (a) or clause (b) above are satisfied, then the applicable prospectus supplement will refer only to the periodic and current reports filed by the related issuer, or guarantor, as applicable, with the SEC. Those reports should be reviewed by any prospective certificateholder of the Trust containing the Underlying Securities.

Underlying Securities

Private Sector Securities

               Private Sector Securities will be either:

               o    Corporate Securities;

               o    Trust Preferred Securities;

               o    Equipment Trust Certificates; or

               o    Asset-Backed Securities.

          Corporate Securities. Corporate Securities may consist of senior or subordinated debt obligations issued by domestic or foreign issuers, or investment grade term preferred stock issued by domestic issuers, as described above.

               Debt obligations may be issued with a wide variety of terms and conditions. Set forth below is a description of certain features that may be associated with one or more Underlying Securities consisting of debt obligations.

               Underlying Securities Issuance Agreements. With respect to senior or subordinated debt obligations, the related prospectus supplement will specify whether each Underlying Security will have been issued pursuant to an agreement (each, an "Underlying Securities Issuance Agreement") between the issuer of the Underlying Securities and a trustee (the "Underlying Securities Trustee"). If so specified in the related prospectus supplement, the Underlying Securities Issuance Agreement, if any, and the Underlying Securities Trustee, if any, will be qualified under the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the Underlying Securities Issuance Agreement will contain certain provisions required by the Trust Indenture Act.

               Certain Covenants. If specified in the related prospectus supplement, the Underlying Securities that consist of senior or subordinated debt obligations will be issued pursuant to an Underlying Securities Issuance Agreement. Indentures generally contain covenants intended to protect security holders against the occurrence or effects of certain specified events, including restrictions limiting the issuer's, and in some cases any of its subsidiary's, ability to:

               o    consolidate, merge, or transfer or lease assets;

               o incur or suffer to exist any lien, charge, or encumbrance upon any of its property or assets;

               o incur, assume, guarantee or suffer to exist any indebtedness for borrowed money if the payment of such indebtedness is secured by the grant of such a lien; or

               o declare or pay any cash dividends, or make any distributions on or in respect of, or purchase, redeem, exchange or otherwise acquire or retire for value any capital stock or subordinated indebtedness of the issuer or its subsidiaries, if any.

An indenture may also contain financial covenants which, among other things, require the maintenance of certain financial ratios or the creation or maintenance of reserves. Subject to specified exceptions, indentures typically may be amended or supplemented and past defaults may be waived with the consent of the indenture trustee, the consent of the holders of not less than a specified percentage of the outstanding securities, or both.

               The Underlying Securities Issuance Agreement related to one or more Underlying Securities included in a trust may include some, all or none of the foregoing provisions or variations thereof or additional covenants not discussed herein. To the extent that the Underlying Securities are investment grade debt they are unlikely to contain significant restrictive covenants although certain non-investment grade debt may not be subject to restrictive covenants either. There can be no assurance that any such provision will protect the trust as a holder of the Underlying Securities against losses.

               Events of Default. Indentures generally provide that any one of a number of specified events will constitute an event of default with respect to the securities issued thereunder. Such events of default typically include the following or variations thereof:

     o failure by the issuer to pay an installment of interest or principal on the securities at the time required (subject to any specified grace period) or to redeem any of the securities when required (subject to any specified grace period);

     o failure by the issuer to observe or perform any covenant, agreement or condition contained in the securities or the indenture, as the case may be, which failure is materially adverse to security holders and continues for a specified period after notice thereof is given to the issuer by the indenture trustee or the holders of not less than a specified percentage of the outstanding securities;

     o failure by the issuer to make any required payment of principal (and premium, if any) or interest with respect to certain of the other outstanding debt obligations of the issuer or the acceleration by or on behalf of the holders thereof of such securities; or

     o certain events of bankruptcy, insolvency or reorganization of the issuer.

               Each Underlying Securities Issuance Agreement may or may not be in the form of an indenture and may include some, all or none of the foregoing provisions or variations thereof or additional events of default not discussed herein. The prospectus supplement with respect to any series of certificates will describe the material terms of the events of default under the Underlying Securities Issuance Agreement with respect to any Concentrated Underlying Security and applicable remedies with respect thereto. With respect to any portion of the trust property comprised of Underlying Securities other than Concentrated Underlying Securities, the related prospectus supplement will describe certain common covenant defaults with respect to such portion. There can be no assurance that any such provision will protect the trust, as a holder of the Underlying Securities, against losses. If a covenant default occurs and the trust as a holder of the Underlying Securities is entitled to vote or take such other action to declare the principal amount of an Underlying Security and any accrued and unpaid interest thereon to be due and payable, the Certificateholders' objectives may differ from those of holders of other securities of the same series and class as any Underlying Security in determining whether to declare the acceleration of the Underlying Securities.

               Remedies. Indentures for Corporate Securities generally provide that upon the occurrence of an event of default, the indenture trustee may, and upon the written request of the holders of not less than a specified percentage of the outstanding securities must, take such action as it may deem appropriate to protect and enforce the rights of the security holders. Certain indentures provide that the indenture trustee or a specified percentage of the holders of the outstanding securities have the right to declare all or a portion of the principal and accrued interest on the outstanding securities immediately due and payable upon the occurrence of certain events of default, subject to the issuer's right to cure, if applicable. Generally, an indenture will contain a provision entitling the indenture trustee thereunder to be indemnified by the security holders prior to proceeding to exercise any right or power under such indenture with respect to such securities at the request of such security holders. An indenture is also likely to limit a security holder's right to institute certain actions or proceedings to pursue any remedy under the indenture unless certain conditions are satisfied, including consent of the indenture trustee, that the proceeding be brought for the ratable benefit of all holders of the security, and/or the indenture trustee, after being requested to institute a proceeding by the owners of at least a specified minimum percentage of the securities, shall have refused or neglected to comply with such request within a reasonable time.

               Each Underlying Securities Issuance Agreement or Underlying Security may include some, all or none of the foregoing provisions or variations thereof or additional events of default not discussed herein. The prospectus supplement with respect to any series of certificates will describe the events of default ("Underlying Security Events of Default") under any Underlying Securities (including a Foreign Government Security) that represents ten percent or more of the total Underlying Securities with respect to any series of certificates (a "Concentrated Underlying Security") and applicable remedies with respect thereto. With respect to any trust comprised of a pool of securities, the applicable prospectus supplement will describe certain common Underlying Security Events of Default with respect to such pool. There can be no assurance that any such provision will protect a trust, as a holder of the Underlying Securities, against losses. If an Underlying Security Event of Default occurs and the indenture trustee as a holder of the Underlying Securities is entitled to vote or take such other action to declare the principal amount of an Underlying Security and any accrued and unpaid interest thereon to be due and payable, the certificateholders' objectives may differ from those of holders of other securities of the same series and class as any Underlying Security ("Outstanding Debt Securities") in determining whether to declare the acceleration of the Underlying Securities.

               Subordination. As set forth in the applicable prospectus supplement, certain of the Underlying Securities with respect to any trust may be either senior ("Senior Underlying Securities") or subordinated ("Subordinated Underlying Securities") in right to payment to other existing or future indebtedness of the Underlying Securities issuer. With respect to Subordinated Underlying Securities, to the extent of the subordination provisions of such securities, and after the occurrence of certain events, security holders and direct creditors whose claims are senior to Subordinated Underlying Securities, if any, may be entitled to receive payment of the full amount due thereon before the holders of any subordinated debt securities are entitled to receive payment on account of the principal (and premium, if any) or any interest on such securities. Consequently, a trust as a holder of subordinated debt may suffer a greater loss than if it held unsubordinated debt of the issuer of the Underlying Securities. There can be no assurance, however, that in the event of a bankruptcy or similar proceeding, a trust, as a holder of Senior Underlying Securities, would receive all payments in respect of such securities even if holders of subordinated securities receive amounts in respect of such securities. Reference is made to the prospectus supplement used to offer any series of certificates for a description of any subordination provisions with respect to any Concentrated Underlying Securities and the percentage of Senior Underlying Securities and Subordinated Underlying Securities, if any, in a trust comprised of a pool of securities.

               Secured Obligations. Certain of the Underlying Securities with respect to any trust may represent secured obligations of the issuer of the Underlying Securities ("Secured Underlying Securities"). Generally, unless an event of default shall have occurred and is continuing, or with respect to certain collateral or as otherwise set forth in the indenture pursuant to which such securities were offered and sold, an issuer of secured obligations has the right to remain in possession and retain exclusive control of the collateral securing a security and to collect, invest and dispose of any income related to the collateral. The indenture pursuant to which any secured indebtedness is issued may also contain provisions for release, substitution or disposition of collateral under specified circumstances with or without the consent of the indenture trustee or upon the direction of not less than a specified percentage of the security holders. The indenture pursuant to which any secured indebtedness is issued will also provide for the disposition of the collateral upon the occurrence of specified events of default with respect thereto. In the event of a default in respect of any secured obligation, security holders may experience a delay in payments on account of principal (and premium, if any) or any interest on such securities pending the sale of any collateral and prior to or during such period the related collateral may decline in value. If proceeds of the sale of collateral following an indenture event of default are insufficient to repay all amounts due in respect of any secured obligations, the holders of such securities (to the extent not repaid from the proceeds of the sale of the collateral) would have only an unsecured claim ranking pari passu with the claims of all other general unsecured creditors.

               The Underlying Securities Issuance Agreement with respect to any Secured Underlying Security may include, some, all or none of the foregoing provisions or variations thereof. The prospectus supplement used to offer any series of certificates which includes Concentrated Underlying Securities which are Secured Underlying Securities, will describe the security provisions of the Underlying Securities and the related collateral. With respect to any trust comprised of a pool of securities, a substantial portion of which are Secured Underlying Securities, the applicable prospectus supplement will disclose general information with respect to such security provisions and the collateral.

         Trust Preferred Securities. As specified in the related prospectus supplement, a trust may include one or more Trust Preferred Securities. Trust Preferred Securities are preferred equity securities issued by a trust, such as a Delaware statutory business trust, established for the purpose of issuing common and preferred equity securities and investing the proceeds in certain subordinated debt obligations. The subordinated debt obligations are issued by the parent of the trust, i.e., the company to whom the trust issues its common equity securities, or by an affiliate of such parent. Trust Preferred Securities generally have economic characteristics that mirror those of the subordinated debt obligations that are the trusts' principal assets, including a maturity date that will be the same as that of such underlying subordinated debt obligations. Specifically, the Trust Preferred Securities are subject to mandatory redemption on the maturity date of the subordinated debt obligations, or such earlier date as the issuer optionally prepays the subordinated debt. In all cases, the Trust Preferred Securities held by a trust will have a specified final maturity date. The Trust Preferred Securities generally pay dividends at a rate approximately equal to the interest rate on the subordinated debt obligations, and such dividends and interest payments generally are due on or about the same date.

               The trusts that issue Trust Preferred Securities generally have no assets other than the subordinated debt obligations issued by such trusts' affiliates. Such subordinated debt obligations are subordinated to all other unsubordinated debt of such affiliates, including such debt issued subsequent to issuance of such subordinated debt obligations.

               In view of the relationship of the trusts that issue Trust Preferred Securities to their parent companies and in view of certain undertakings by such parents, such trusts in each case generally will not file reports under the Exchange Act so long as their parent companies file reports under the Exchange Act.

         Equipment Trust Certificates. As specified in the related prospectus supplement, a trust may include one or more Equipment Trust Certificates. Equipment Trust Certificates are generally issued, in one or more classes, by a trust or other special purpose legal entity that owns equipment or by an owner/operator of the equipment, including airlines (an "ETC Issuer"). Such obligations of the ETC Issuers are secured by mortgages of the equipment and, in the case of special purpose ETC Issuers, typically are supported by assignments of lease payments on equipment under leases to operators of the equipment. Pass-through Equipment Trust Certificates are issued by a trust or other special purpose legal entity that holds Equipment Trust Certificates of other ETC Issuers.

         The ETC Issuer which is an owner/operator of the equipment or the lessee of the equipment from the ETC Issuer which is a special purpose legal entity is referred to as the "ETC Credit Entity." In view of the relationship of special purpose ETC Issuers to ETC Credit Entities, ETC Issuers generally will not file reports under the Exchange Act.

         Asset-Backed Securities. As specified in the related prospectus supplement, a trust may include one or more Asset-Backed Securities. Asset-Backed Securities may be asset-backed notes or pass-through certificates, in each case issued by a trust or other special-purpose entity. Asset-backed notes are secured by, and pass-through certificates represent an interest in, a fixed or revolving pool of financial assets. Such financial assets may consist of secured or unsecured consumer or other receivables, such as automobile loans or contracts, automobile leases, credit card receivables, home equity or other mortgage loans, trade receivables, floor plan (inventory) loans, automobile leases, equipment leases, and other assets that produce streams of payments. Asset-backed notes generally are issued pursuant to indentures and pass-through certificates generally are issued pursuant to pooling and servicing agreements. A separate servicing agreement typically is executed in connection with asset-backed notes (such servicing agreements, indentures and pooling and servicing agreements, the "Asset-Backed Agreements").

               The Asset-Backed Agreements provide for the appointment of a trustee and the segregation of the transferred pool of assets from the other assets of the transferor. Such segregation generally is only required to the extent necessary to perfect the interest of the trustee in the assets against claims of unsecured creditors of the transferor of the assets. Where so required by the Uniform Commercial Code (the "UCC") (for instance, home equity loan notes) certain of the documents evidencing the underlying receivables are delivered to the possession of the trustee or other custodian for the holders of the Asset-Backed Securities. In the case of most assets, either no documents evidence the receivables (for instance, credit card receivables) or documents exist, but the UCC does not require their possession to perfect a transfer (for instance, automobile installment sales contracts). In these cases, the transferor segregates the assets only on its own books and records, such as by marking its computer files, and perfects the trustee's interest by filing a financing statement under the UCC. This method of segregation and perfection presents the risk that the trustee's interest in the assets could be lost as a result of negligence or fraud, such that the trustee and the Asset-Backed Security holders become unsecured creditors of the transferor of the assets.

Government Securities

     Government Securities will be either:

     o    GSE Securities;

     o    GTCs;

     o    Treasury Securities; or

     o    Foreign Government Securities.

     GSE Securities. As specified in the applicable prospectus supplement, the obligations of one or more of the following GSEs may be included in a trust:
Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Resolution Funding Corporation, Federal Home Loan Banks (to the extent such obligations represent the joint and several obligations of the twelve Federal Home Loan Banks), Tennessee Valley Authority and Federal Farm Credit Banks. GSE debt securities generally are exempt from registration under the Securities Act pursuant to Section 3(a)(2) of the Securities Act (or are deemed by statute to be so exempt) and are not required to be registered under the Exchange Act. The securities of any GSE representing ten percent or more of the total Underlying Securities with respect to any series will be included in a trust only to the extent (A) its obligations are supported by the full faith and credit of the U.S. government or (B) the organization makes publicly available its annual report, which shall include financial statements or similar financial information with respect to the organization. Based on information contained in the offering document pursuant to which any GSE issuer's securities were originally offered, the applicable prospectus supplement will set forth information with respect to the public availability of information with respect to any GSE issuer the debt securities of which constitute more than ten percent of the Underlying Securities for any series of certificates as of the date of the prospectus supplement. The specific terms and conditions of the Underlying Securities will be set forth in the related prospectus supplement.

               In the case of a GSE issuer there will generally be a fiscal agent with respect to any related Underlying Security whose actions will be governed by a fiscal agency agreement. A fiscal agent is not a trustee for the holders of the Underlying Securities and does not have the same responsibilities or duties to act for the holders of a GSE's securities as would a trustee. Except to the extent otherwise specified in the related prospectus supplement, the Underlying Securities with respect to any GSE issuer will not be guaranteed by the United States and do not constitute a debt or obligation of the United States or of any agency or instrumentality thereof other than the related GSE.

               Contractual and Statutory Restrictions. A GSE issuer and the related Underlying Securities may be subject to contractual and statutory restrictions which may provide some protection to securityholders against the occurrence or effects of specified events. Except to the extent otherwise specified in the related prospectus supplement, each GSE is limited to the activities as will promote its statutory purposes as set forth in the publicly available information with respect to the issuer. See "Description of the Deposited Assets--Publicly Available Information" in the related prospectus supplement. A GSE's promotion of its statutory purposes, as well as its statutory, structural and regulatory relationships with the federal government may cause or require the GSE to conduct its business in a manner that differs from that an enterprise which is not a GSE might employ.

               Neither the United States nor any agency thereof is obligated to finance any GSE issuer's operations or to assist a GSE issuer in any manner. Prospective purchasers should consult the publicly available information with respect to each GSE issuer for a more detailed description of the regulatory and statutory restrictions on the related GSE's activities.

               Events of Default. Underlying Securities issued by a GSE Issuer may provide that any one of a number of specified events will constitute an event of default with respect to the securities issued thereunder. Events of default typically include the following or variations thereof:

     o failure by the issuer to pay an installment of interest or principal on the securities at the time required (subject to any specified grace period) or to redeem any of the securities when required (subject to any specified grace period);

     o failure by the issuer to observe or perform any covenant, agreement or condition contained in the securities or the indenture or authorizing legislation or regulation, as the case may be, which failure is materially adverse to security holders and continues for a specified period after notice thereof is given to the issuer by the fiscal agent or the holders of not less than a specified percentage of the outstanding securities; and

     o failure by the issuer to make any required payment of principal (and premium, if any) or interest with respect to certain of the other outstanding debt obligations of the issuer or the acceleration by or on behalf of the holders thereof of such securities.

     GTCs. As specified in the related prospectus supplement, a trust may include one or more GTCs. GTCs are certificates evidencing undivided fractional interests in a trust, the assets of which consist of promissory notes (the "GTC Notes"), payable in U.S. Dollars, of a certain foreign government, backed a full faith and credit guaranty issued by the United States of America, acting through the Defense Security Assistance Agency of the Department of Defense, of the due and punctual payment of 90% of all payments of principal and interest due on the GTC Notes and a security interest in collateral, consisting of non-callable securities issued or guaranteed by the United States government thereof, sufficient to pay the remaining 10% of all payments of principal and interest due on the GTC Notes.

     Treasury Securities. Treasury Securities are securities issued or guaranteed by the United States of America or by any of its agencies if the full faith and credit of the United States of America is pledged for their payment.

     Foreign Government Securities. As specified in the applicable prospectus supplement, Foreign Government Securities are obligations guaranteed or issued by one or more foreign governments or any political subdivision or agency or instrumentality thereof.

Principal Economic Terms of Underlying Securities

               Reference is made to the applicable prospectus supplement to this Prospectus with respect to each series of certificates for a description of the following terms, as applicable, of any Concentrated Underlying
Security: (i) the title and series of such Underlying Securities, the aggregate principal amount, denomination and form thereof; (ii) whether such securities are senior or subordinated to any other obligations of the issuer of the Underlying Securities; (iii) whether any of the obligations are secured or unsecured and the nature of any collateral; (iv) the limit, if any, upon the aggregate principal amount of such debt securities; (v) the dates on which, or the range of dates within which, the principal of (and premium, if any, on) such debt securities will be payable; (vi) the rate or rates or the method of determination thereof, at which such Underlying Securities will bear interest, if any ("Underlying Securities Rate"); the date or dates from which such interest will accrue ("Underlying Securities Interest Accrual Periods");

and the dates on which such interest will be payable ("Underlying Securities Payment Dates"); (vii) the obligation, if any, of the issuer of the Underlying Securities to redeem the Outstanding Debt Securities pursuant to any sinking fund or analogous provisions, or at the option of a holder thereof, and the periods within which or the dates on which, the prices at which and the terms and conditions upon which such debt securities may be redeemed or repurchased, in whole or in part, pursuant to such obligation; (viii) the periods within which or the dates on which, the prices at which and the terms and conditions upon which such debt securities may be redeemed, if any, in whole or in part, at the option of the issuer of the Underlying Securities; (ix) whether the Underlying Securities were issued at a price lower than the principal amount thereof; (x) if other than United States dollars, the foreign or composite currency in which such debt securities are denominated, or in which payment of the principal of (and premium, if any) or any interest on such Underlying Securities will be made (the "Underlying Securities Currency"), and the circumstances, if any, when such currency of payment may be changed; (xi) material events of default or restrictive covenants provided for with respect to such Underlying Securities; (xii) the rating thereof, if any, (xiii) the market price of the Underlying Securities and the basis on which the market price was determined, and (xiv) any other material terms of such Underlying Securities.

               With respect to a trust comprised of a pool of Underlying Securities, the related prospectus supplement will describe the composition of the Underlying Securities pool as of the Cut-off Date, certain material events of default or restrictive covenants common to the Underlying Securities, and, on an aggregate, percentage or weighted average basis, as applicable, the characteristics of the pool with respect to the terms set forth in (ii),
(iii), (v), (vi), (vii), (viii) and (ix) of the preceding paragraph and any other material terms regarding such pool of securities.

Publicly Available Information

               With respect to each Concentrated Underlying Security the applicable prospectus supplement will disclose the identity of the applicable obligor and the Underlying Securities Trustee, if applicable, and will describe the existence and type of certain information that is made publicly available by each obligor regarding such Underlying Security or Underlying Securities and will disclose where and how prospective purchasers of the certificates may obtain publicly available information with respect to each obligor. Except in the case of a GSE issuer, publicly available information will typically consist of the quarterly and annual reports filed under the Exchange Act by the issuer with, and which are available from, the SEC. Such information will typically consist of the obligor's annual report, which contains financial statements or similar financial information, and can be obtained from the SEC, if so specified in the applicable prospectus supplement, or from the office of the obligor identified in the related prospectus supplement.

               In the case of a GSE issuer whose obligations are not supported by the full faith and credit of the U.S. government, publicly available information will typically consist of information comparable to that required of Exchange Act reporting entities. Any financial information received by the trustee with respect to any GSE or foreign government issuer will be provided to certificateholders. The precise nature of such publicly available information and where and how it may be obtained with respect to any given GSE issuer will vary, and, as described above, will be set forth in the applicable prospectus supplement.

               If Select Asset receives notice that the issuer or, as applicable, guarantor of a Concentrated Underlying Security (or the issuers or, as applicable, guarantors of Underlying Securities the combined principal balances of which exceed ten percent of the aggregate principal balance of the Underlying Securities) underlying the related series of trust certificates is not filing current or periodic reports required under the Exchange Act, or making available comparable reports in the case of a GSE issuer, and the obligations of the related issuer or, as applicable, guarantor of such Concentrated Underlying Security are not fully and unconditionally guaranteed or assumed by an entity that (x) is eligible to use Form S-3 or F-3 for a primary offering of non-investment grade securities or
(y) if the Underlying Securities are non-convertible investment grade securities, meets the requirements of General Instruction I.A. of Form S-3 or General Instructions 1.A.1, 2, 3, 4 and 6 of Form F-3 then Select Asset shall
(i) apply to the SEC and the applicable stock exchange on which the related series of certificates is listed to withdraw the certificates from listing and registration on such stock exchange and (ii) following and subject to prior approval of such application, file with the SEC a certification on Form 15 (or any applicable successor form) suspending the reporting obligations of Select Asset under Section 15(d) of the Exchange Act with respect to the related series of certificates, if Select Asset determines in its reasonable, good faith discretion that it meets the requirements for a filing of such form with respect to the certificates under Rule 12h-3 of the Exchange Act.

               If Select Asset is unable, after using commercially reasonable efforts, to withdraw the certificates from listing on the applicable stock exchange and terminate its reporting obligations in relation to the certificates on or prior to the date on which Select Asset has determined (in its reasonable, good faith discretion) that it would be in violation of its reporting obligations under the Exchange Act absent a termination of the related trust, then the trustee, at the direction of Select Asset and subject to the Call Warrants holders' right to call the certificates, will either (a) distribute such Underlying Security or Securities to the certificateholders or
(b) sell the Underlying Securities and distribute the proceeds to the certificateholders. For the purpose of this subsection, with respect to Equipment Trust Certificates, the applicable obligor and issuer refer, as applicable, to the ETC Credit Entity, and Underlying Securities and Concentrated Underlying Securities refer, as applicable, to the obligations of the ETC Credit Entity. If Select Asset succeeds in withdrawing the certificates from listing on the applicable stock exchange and terminating its reporting obligations in relation to the certificates on or prior to the date on which Select Asset has determined that it would be in violation of it its reporting obligations under the Exchange Act with respect to the certificates, then the trustee will not take any action described in the preceding paragraph and the certificates will remain outstanding.

Other Deposited Assets

               In addition to the Underlying Securities, Select Asset may also deposit into a given trust, or the trustee on behalf of the certificateholders of a trust may enter into an agreement constituting or providing for the purchase of, to the extent described in the related prospectus supplement, certain assets related or incidental to one or more of such Underlying Securities or to some other asset deposited in the related trust, including hedging contracts and other similar arrangements (such as puts, calls, interest rate swaps, currency swaps, floors, caps and collars), cash and assets ancillary or incidental to the foregoing or to the Underlying Securities (including assets obtained through foreclosure or in settlement of claims with respect thereto) and direct obligations of the United States (all such assets for any given series, together with the related Underlying Securities, the "Deposited Assets"). The applicable prospectus supplement will, to the extent appropriate, contain analogous disclosure with respect to the foregoing assets as referred to above with respect to the Underlying Securities.

               The Deposited Assets for a given series of certificates and the related trust will not constitute Deposited Assets for any other series of certificates and the related trust and the certificates of each class of a given series possess an equal and ratable undivided ownership interest in such Deposited Assets.

Swap Agreements

               At the time it is formed, a trust may enter into one or more swap agreements with third parties (which may be affiliates of an underwriter of the related certificates or Select Asset). Each swap agreement will generally consist of a master agreement and the confirmations relating to particular transactions under that master agreement. The trust may enter into swap agreements with more than one swap counterparty, in which case the following discussion will apply separately to each swap agreement with each swap counterparty.

               As specified in the applicable prospectus supplement, the transaction or transactions under a swap agreement may be one or more of the following:


     o a rate swap, basis swap, forward rate transaction, index swap, index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross currency rate swap transaction, or currency option, or

     o    any combination of the foregoing transactions.


               Each swap agreement is generally expected to be in the form of a confirmation entered into pursuant to a master agreement in the form of the "1992 ISDA Master Agreement (Multicurrency--Cross Border)" or any updated similar form (referred to as the "ISDA Master Agreement"), published by the International Swaps and Derivatives Association, Inc. ("ISDA") and may incorporate the 2000 ISDA Definitions or one or more other sets of standard definitions or updates or revisions of such definitions published by ISDA (referred to as the "ISDA Definitions"), and as modified and supplemented by a schedule, including to reflect the terms of a particular series of certificates and the related trust agreement and any specific terms of the relevant transaction or transactions. Except as otherwise specified in the confirmation for any relevant swap transaction, each swap agreement and the relevant transactions thereunder are expected to be governed in all relevant respects by the provisions of the ISDA Master Agreement and the ISDA Definitions, without regard to any amendments or modifications to the ISDA Master Agreement or the ISDA Definitions published by ISDA subsequent to the date of that swap agreement.

               The applicable prospectus supplement will describe the operation and material terms of the swap agreement, particularly the method of calculation of payments by the swap counterparty and the timing of those payments; the applicable provisions of the swap agreement relating to modification and amendment, events of default, swap agreement termination events, early termination and termination payments, if any, owing by the trust or to the trust; and any material provisions regarding substitution of the swap agreement. The applicable prospectus supplement will also contain certain information with respect to the swap counterparty and, if applicable, its guarantor.

Credit Support

               As specified in the applicable prospectus supplement for a given series of certificates, the trust for any series of certificates may include, or the certificateholders of such series (or any class or group of classes within such series) may have the benefit of, credit support for any class or group of classes within such series. Credit support may be provided by any combination of the following means described below. The applicable prospectus supplement will set forth whether the trust for any class or group of classes of certificates contains, or the certificateholders of such certificates have the benefit of, credit support and, if so, the amount, type and other relevant terms of each element of credit support with respect to any such class or classes and certain information with respect to the obligors of each such element. With respect to any obligor providing credit support representing 10% or more of the cash flow supporting any class of certificates, the applicable prospectus supplement will include (or will incorporate by reference or refer to the periodic reports of the obligor containing) certain financial information of such obligor.

               Subordination. As discussed below under "--Collections," the rights of the certificateholders of any given class within a series of certificates to receive collections from the trust for such series and any credit support obtained for the benefit of the certificateholders of such series (or classes within such series) may be subordinated to the rights of the certificateholders of one or more other classes of such series to the extent described in the related prospectus supplement. Such subordination accordingly provides some additional credit support to those certificateholders of those other classes. For example, if losses are realized during a given period on the Deposited Assets relating to a series of certificates such that the collections received thereon are insufficient to make all distributions on the certificates of such series, those realized losses would be allocated to the certificateholders of any class of any such series that is subordinated to another class, to the extent and in the manner provided in the related prospectus supplement. In addition, if so provided in the applicable prospectus supplement, certain amounts otherwise payable to certificateholders of any class that is subordinated to another class may be required to be deposited into a reserve account. Amounts held in any reserve account may be applied as described below under "--Reserve Accounts" and in the related prospectus supplement.

               If so provided in the related prospectus supplement, the credit support for any series or class of certificates may include, in addition to the subordination of certain classes of such series and the establishment of a reserve account, any of the other forms of credit support described below. Any such other forms of credit support that are solely for the benefit of a given class will be limited to the extent necessary to make required distributions to the certificateholders of such class or as otherwise specified in the related prospectus supplement. In addition, if so provided in the applicable prospectus supplement, the obligor of any other forms of credit support may be reimbursed for amounts paid pursuant to such credit support out of amounts otherwise payable to one or more of the classes of the certificates of such series.

               Letter of Credit; Surety Bond; Financial Guaranty Insurance Policy. The certificateholders of any series (or class or group of classes of certificates within such series) may, if specified in the applicable prospectus supplement, have the benefit of a letter or letters of credit issued by a bank, a surety bond or bonds issued by a surety company, or a financial guaranty insurance policy or policies issued by a financial guaranty insurance company. In either case, the trustee or such other person specified in the applicable prospectus supplement will use its reasonable efforts to cause the letter of credit, the surety bond or the insurance policy, as the case may be, to be obtained, to be kept in full force and effect (unless coverage thereunder has been exhausted through payment of claims) and to timely pay the fees or premiums therefor unless, as described in the related prospectus supplement, the payment of such fees or premiums is otherwise provided for. The trustee or such other person specified in the applicable prospectus supplement will make or cause to be made draws under the letter of credit, the surety bond or the insurance policy, as the case may be, under the circumstances and to cover the amounts specified in the applicable prospectus supplement. Any amounts otherwise available under the letter of credit, the surety bond or the insurance policy will be reduced to the extent of any prior unreimbursed draws thereunder. The applicable prospectus supplement will provide the manner, priority and source of funds by which any such draws are to be repaid.

               In the event that the letter of credit bank, the surety or the insurer, as applicable, ceases to satisfy any credit rating or other applicable requirements specified in the related prospectus supplement, the trustee or such other person specified in the applicable prospectus supplement will use its reasonable efforts to obtain or cause to be obtained a substitute letter of credit, surety bond or insurance policy, as applicable, or other form of credit enhancement providing similar protection, that meets such requirements and provides the same coverage to the extent available for the same cost. There can be no assurance that any letter of credit bank, any surety or any insurer, as applicable, will continue to satisfy such requirements or that any such substitute letter of credit, surety bond, insurance policy, or similar credit enhancement will be available providing equivalent coverage for the same cost. To the extent not so available, the credit support otherwise provided by the letter of credit, the surety bond or the insurance policy (or similar credit enhancement) may be reduced to the level otherwise available for the same cost as the original letter of credit, surety bond or insurance policy.

               Reserve Accounts. If so provided in the related prospectus supplement, the trustee or such other person specified in the prospectus supplement will deposit or cause to be deposited into an account maintained with an eligible institution (which may be the trustee) (a "reserve account") any combination of cash or permitted investments in specified amounts, which will be applied and maintained in the manner and under the conditions specified in such prospectus supplement. In the alternative or in addition to such deposit, a reserve account may be funded through application of a portion of collections received on the Deposited Assets for a given series of certificates, in the manner and priority specified in the applicable prospectus supplement. Amounts deposited in such reserve account may be distributed to certificateholders of such class or group of classes within such series, or may be used for other purposes, in the manner and to the extent provided in the related prospectus supplement. Amounts deposited in any reserve account will be invested in certain permitted investments by, or at the direction of, the trustee, Select Asset or such other person named in the related prospectus supplement.

Collections

               The trust agreement will establish procedures by which the trustee or such other person specified in the prospectus supplement is obligated to administer the related Deposited Assets. This will include making collections of all payments made on the Deposited Assets and depositing the collections from time to time prior to any applicable Distribution Date into a segregated account maintained or controlled by the trustee for the benefit of such series (each a "certificate account"). An administrative agent, if any is appointed pursuant to the applicable prospectus supplement, will direct the trustee, and otherwise the trustee will make all determinations, as to the appropriate application of such collections and other amounts available for distribution to the payment of any administrative or collection expenses (such as the administrative fee) and credit support-related ongoing fees (such as insurance premiums, letter of credit fees or any required account deposits) and to the payment of amounts then due and owing on the certificates of such series (and classes within such series), all in the manner and priorities described in the related prospectus supplement. The applicable prospectus supplement will specify the collection periods, if applicable, and Distribution Dates for a given series of certificates and the particular requirements relating to the segregation and investment of collections received on the Deposited Assets during a given collection period or on or by certain specified dates. Amounts received from the Deposited Assets and any credit support obtained for the benefit of certificateholders for a particular series or class of certificates over a specified period may not be sufficient, after payment of all prior expenses and fees for such period, to pay amounts then due and owing to holders of such certificates. The applicable prospectus supplement will also set forth the manner and priority by which any Realized Losses will be allocated among the classes of any series of certificates, if applicable.

               The relative priorities of distributions with respect to collections from the assets of the trust assigned to classes of a given series of certificates may permanently or temporarily change over time upon the occurrence of certain circumstances specified in the applicable prospectus supplement. Moreover, the applicable prospectus supplement may specify that the relative distribution priority assigned to each class of a given series for purposes of payments of certain amounts, such as principal, may be different from the relative distribution priority assigned to each such class for payments of other amounts, such as interest or premium.

                      DESCRIPTION OF THE TRUST AGREEMENT

General

               The following summary of certain provisions of the trust agreement and the certificates is not complete and is qualified in its entirety by reference to the detailed provisions of the form of trust agreement filed as an exhibit to the registration statement. Article and section references in parentheses below are to articles and sections in the trust agreement. Wherever particular sections or defined terms of the trust agreement are referred to, such sections or defined terms are incorporated herein by reference as part of the statement made, and the statement is qualified in its entirety by such reference.

Assignment of Deposited Assets

               At the time of issuance of any series of certificates, Select Asset will cause the Underlying Securities to be included in the related trust, and any other Deposited Asset specified in the prospectus supplement, to be assigned to the related trustee, together with all principal, premium (if any) and interest received by or on behalf of Select Asset on or with respect to such Deposited Assets after the cut-off date specified in the prospectus supplement (the "Cut-off Date"), other than principal, premium (if any) and interest due on or before the Cut-off Date. The trustee will, concurrently with such assignment, deliver the certificates to Select Asset in exchange for certain assets to be deposited in the related trust. Each Deposited Asset will be identified in a schedule appearing as an exhibit to the trust agreement. The schedule will include certain statistical information with respect to each Underlying Security and each other Deposited Asset as of the Cut-off Date, and in the event any Underlying Security is a Concentrated Underlying Security, the schedule will include, to the extent applicable, information regarding the payment terms thereof, the maturity or terms thereof, the rating, if any, thereof and certain other information.

               In addition, Select Asset will, with respect to each Deposited Asset, deliver or cause to be delivered to the trustee (or to the custodian hereinafter referred to) all documents necessary to transfer ownership of such Deposited Asset to the trustee. The trustee (or such custodian) will review the documents within such period as is permitted in the prospectus supplement, and the trustee (or such custodian) will hold the documents in trust for the benefit of the certificateholders.

               With respect to the types of Deposited Assets specified in the applicable prospectus supplement if and to the extent provided therein, if any document is found to be missing or defective in any material respect, the trustee (or such custodian) will immediately notify the administrative agent, if any, and Select Asset, and the administrative agent, if any, and the trustee will immediately notify the relevant person who sold the applicable Deposited Asset to Select Asset (a "Deposited Asset Provider"). If and to the extent specified in the applicable prospectus supplement, if the Deposited Asset Provider cannot cure such omission or defect within 60 days after receipt of notice, the Deposited Asset Provider will be obligated, within 90 days of receipt of notice, to repurchase the related Deposited Asset from the trustee at the Purchase Price (as defined below) or provide a substitute for the Deposited Asset. There can be no assurance that a Deposited Asset Provider will fulfill this repurchase or substitution obligation. Although the administrative agent, if any, or otherwise the trustee is obligated to use its best efforts to enforce this obligation, none of such administrative agent, trustee or Select Asset will be obligated to repurchase or substitute for such Deposited Asset if the Deposited Asset Provider defaults on its obligation. When applicable, this repurchase or substitution obligation constitutes the sole remedy available to the certificateholders or the trustee for omission of, or a material defect in, or failure to provide, a constituent document.

               Each of Select Asset, the trustee and the administrative agent, if any, will make certain representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the trust agreement. Upon a breach of any such representation of Select Asset, the trustee or any such administrative agent, as the case may be, which materially and adversely affects the interests of the certificateholders, Select Asset, the trustee or any such administrative agent, respectively, will be obligated to cure the breach in all material respects.

Collection and Other Administrative Procedures

               General. With respect to any series of certificates the trustee or such other person specified in the prospectus supplement directly or through sub-administrative agents, will make reasonable efforts to collect all scheduled payments under the Deposited Assets. The trustee will follow the collection procedures, as it would follow with respect to comparable financial assets that it held for its own account, provided that such procedures are consistent with the trust agreement and any related instrument governing any credit support (collectively, the "credit support instruments") and provided that, except as otherwise expressly set forth in the applicable prospectus supplement, it shall not be required to expend or risk its own funds or otherwise incur personal financial liability.

               Sub-Administration. Any trustee or administrative agent may delegate its obligations in respect of the Deposited Assets to third parties they deem qualified to perform such obligations (each, a "sub-administrative agent"). However, the trustee or administrative agent will remain obligated with respect to such obligations under the trust agreement. Each sub-administrative agent will be required to perform the customary functions of an administrator of comparable financial assets, including, if applicable, collecting payments from obligors and remitting such collections to the trustee; maintaining accounting records relating to the Deposited Assets, attempting to cure defaults and delinquencies; and enforcing any other remedies with respect thereto all as and to the extent provided in the applicable sub-administration agreement.

               The agreement between any administrative agent or trustee and a sub-administrative agent will be consistent with the terms of the trust agreement and the assignment to the sub-administrator by itself will not result in a withdrawal or downgrading of the rating of any class of certificates issued pursuant to the trust agreement. Although each such sub-administration agreement will be a contract solely between such administrative agent and the sub-administrative agent, the trust agreement pursuant to which a series of certificates is issued will provide that, if for any reason the administrative agent for the series of certificates is no longer acting in such capacity, the trustee or any successor administrative agent must recognize the sub-administrative agent's rights and obligations under the sub-administration agreement.

               The administrative agent or trustee will be solely liable for all fees owed by it to any sub-administrative agent, irrespective of whether the compensation of the administrative agent or trustee, as applicable, pursuant to the trust agreement with respect to the particular series of certificates is sufficient to pay such fees. Each sub-administrative agent will be reimbursed by the administrative agent, if any, or otherwise the trustee for certain expenditures which it makes, generally to the same extent the administrative agent or trustee, as applicable, would be reimbursed under the terms of the trust agreement relating to such series. See "--Administrative Agent Compensation and Payment of Expenses."

               The administrative agent or trustee may require any sub-administrative agent to agree to indemnify the administrative agent or trustee, as applicable, for any liability or obligation sustained in connection with any act or failure to act by the sub-administrative agent.

               Realization upon Defaulted Deposited Assets. The trustee, on behalf of the certificateholders of a given series (or any class or classes within such series), will present claims under each applicable credit support instrument, and will take reasonable steps as are necessary to receive payment or to permit recovery with respect to defaulted Deposited Assets. As set forth above, all collections by or on behalf of the trustee or administrative agent under any credit support instrument are to be deposited in the Certificate Account for the related trust, subject to withdrawal as described above.

               Except to the extent otherwise provided in the applicable prospectus supplement, if recovery on a defaulted Deposited Asset under any related credit support instrument is not available, the trustee will be obligated to follow or cause to be followed normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Deposited Asset. However, except as otherwise expressly provided in the applicable prospectus supplement, it shall not be required to expend or risk its own funds or otherwise incur personal financial liability. If the proceeds of any liquidation of the defaulted Deposited Asset are less than the sum of (i) the outstanding principal balance of the defaulted Deposited Asset, (ii) interest accrued but unpaid thereon at the applicable interest rate and (iii) the aggregate amount of expenses incurred by the administrative agent and the trustee in connection with such proceedings to the extent reimbursable from the assets of the related trust under the related trust agreement, such trust will realize a loss in the amount of such difference. Only if and to the extent provided in the applicable prospectus supplement, the administrative agent or trustee, as so provided, will be entitled to withdraw or cause to be withdrawn from the related Certificate Account out of the net proceeds recovered on any defaulted Deposited Asset, prior to the distribution of such proceeds to certificateholders, amounts representing its normal administrative compensation on the Deposited Asset, unreimbursed administrative expenses incurred with respect to the Deposited Asset and any unreimbursed advances of delinquent payments made with respect to the Deposited Asset.

Administrative Agent Compensation and Payment of Expenses

               The applicable prospectus supplement will specify the administrative agent's, if any, and the trustee's compensation, and the source, manner and priority of payment thereof, with respect to a given series of certificates.

               If and to the extent specified in the applicable prospectus supplement, in addition to amounts payable to any sub-administrative agent, the administrative agent, if any; and otherwise the trustee will pay from its compensation certain expenses incurred in connection with its administration of the Deposited Assets, including, without limitation, payment of the fees and disbursements of the trustee, if applicable, and independent accountants, payment of expenses incurred in connection with distributions and reports to certificateholders, and payment of any other expenses described in the related prospectus supplement.

Advances in Respect of Delinquencies

               The administrative agent or the trustee will have no obligation to make any advances with respect to collections on the Deposited Assets or in favor of the certificateholders of the related series of certificates. However, to the extent provided in the applicable prospectus supplement, the administrative agent or the trustee will advance on or before each Distribution Date its own funds or funds held in the certificate account for such series that are not part of the funds available for distribution for such Distribution Date. The amount of funds advanced will be equal to the aggregate of payments of principal, premium (if any) and interest (net of related administration fees) with respect to the Deposited Assets that were due during the related Collection Period (as defined in the related prospectus supplement) and were delinquent on the related Determination Date, subject to
(i) any such administrative agent's or trustee's good faith determination that such advances will be reimbursable from Related Proceeds (as defined below) and (ii) such other conditions as may be specified in the prospectus supplement.

               Advances are intended to maintain a regular flow of scheduled interest, premium (if any) and principal payments to holders of the class or classes of certificates entitled thereto, rather than to guarantee or insure against losses. Advances of an administrative agent's or trustee's funds will be reimbursable only out of related recoveries on the Deposited Assets (and amounts received under any form of credit support) for such series with respect to which such advances were made (as to any Deposited Assets, "Related Proceeds"); provided, however, that any advance will be reimbursable from any amounts in the certificate account for the series to the extent that the administrative agent or trustee shall determine, in its sole judgment, that the advance (a "Nonrecoverable Advance") is not ultimately recoverable from Related Proceeds. If advances have been made by the administrative agent or trustee from excess funds in the certificate account for any series, the administrative agent or trustee will replace the funds in such certificate account on any future Distribution Date to the extent that funds in the certificate account on the Distribution Date are less than payments required to be made to certificateholders on such date. If so specified in the related prospectus supplement, the obligations, if any, of an administrative agent or trustee to make advances may be secured by a cash advance reserve fund or a surety bond. If applicable, information regarding the characteristics of, and the identity of any obligor on, any such surety bond, will be set forth in the related prospectus supplement.

Certain Matters Regarding the Administrative Agent and Select Asset

               An administrative agent, if any, for each series of certificates under the trust agreement will be named in the related prospectus supplement. The entity serving as administrative agent for any such series may be the trustee, Select Asset, an affiliate of either thereof, the Deposited Asset Provider or any third party and may have other normal business relationships with the trustee, Select Asset, their affiliates or the Deposited Asset Provider. The "Deposited Asset Provider" is the relevant person who sold the applicable Deposited Asset to Select Asset. Neither the issuer nor any guarantor, if any, of Underlying Securities held by a trust will be permitted to serve as an administrative agent for the related series of certificates.

               The trust agreement will provide that an administrative agent may resign from its obligations and duties under the trust agreement with respect to any series of certificates only if such resignation, and the appointment of a successor, will not result in a withdrawal or downgrading of the rating of any class of certificates of such series, or upon a determination that its duties under the trust agreement with respect to such series are no longer permissible under applicable law. No resignation will become effective until the trustee or a successor has assumed the administrative agent's obligations and duties under the trust agreement with respect to such series.

               The trust agreement will further provide that neither an administrative agent, Select Asset nor any director, officer, employee, or agent of the administrative agent or Select Asset will incur any liability to the related trust or certificateholders for any action taken, or for refraining from taking any action, in good faith pursuant to the trust agreement or for errors in judgment; provided, however, that none of the administrative agent, Select Asset nor any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. The trust agreement will further provide that, unless otherwise provided in the applicable series supplement thereto, an administrative agent, Select Asset and any director, officer, employee or agent of the administrative agent or Select Asset will be entitled to indemnification by the related trust and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the trust agreement or the certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, the trust agreement will provide that neither an administrative agent nor Select Asset will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to their respective responsibilities under the trust agreement or which in its opinion may cause it to incur any expense or liability. Each of the administrative agent or Select Asset may, however, in its discretion undertake any action which it may deem necessary or desirable with respect to the trust agreement and the rights and duties of the parties thereto and the interests of the certificateholders thereunder. The applicable prospectus supplement will describe how the legal expenses and costs of such action and any liability resulting therefrom will be allocated.

               Any person into which an administrative agent may be merged or consolidated, or any person resulting from any merger or consolidation to which an administrative agent is a part, or any person succeeding to the business of an administrative agent, will be the successor of the administrative agent under the trust agreement with respect to the certificates of any given series.

Administrative Agent Termination Events; Rights Upon Administrative Agent Termination Event

               Except to the extent otherwise provided in the related prospectus supplement, Administrative Agent Termination Events under the trust agreement with respect to any given series of certificates will consist of the following:

               o any failure by an administrative agent to remit to the trustee any funds in respect of collections on the Deposited Assets and credit support, if any, as required under the trust agreement, that continues unremedied for five days after the giving of written notice of such failure to the administrative agent by the trustee or Select Asset, or to the administrative agent, Select Asset and the trustee by the holders of such certificates evidencing not less than 25% of the Voting Rights (as defined below);

               o any failure by an administrative agent duly to observe or perform in any material respect any of its other covenants or obligations under the trust agreement with respect to such series which continues unremedied for thirty days after the giving of written notice of such failure to the administrative agent by the trustee or Select Asset, or to the administrative agent, Select Asset and the trustee by the holders of such certificates evidencing not less than 25% of the Voting Rights; and

               o specified events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of an administrative agent indicating its insolvency or inability to pay its obligations.

Any additional Administrative Agent Termination Events with respect to any given series of certificates will be set forth in the applicable prospectus supplement. In addition, the applicable prospectus supplement and the related series supplement to the trust agreement will specify as to each matter requiring the vote of holders of certificates of a class or group of classes within a given series, the circumstances and manner in which the Required Percentage (as defined below) applicable to each matter is calculated. "Required Percentage" means with respect to any matter requiring a vote of holders of certificates of a given series, the specified percentage (computed on the basis of outstanding Certificate Principal Balance or Notional Amount, as applicable) of certificates of a designated class or group of classes within such series (either voting as separate classes or as a single class) applicable to such matter, all as specified in the applicable prospectus supplement and the related series supplement to the trust agreement. "Voting Rights" evidenced by any certificate will be the portion of the voting rights of all the certificates in the related series allocated in the manner described in the related prospectus supplement (Article I).

               So long as an Administrative Agent Termination Event under the trust agreement with respect to a given series of certificates remains unremedied, Select Asset or the trustee may, and at the direction of holders of such certificates evidencing not less than the Required Percentage (as defined in the prospectus supplement) of the Voting Rights, the trustee will, terminate all the rights and obligations of the administrative agent under the trust agreement relating to the applicable trust and in and to the related Deposited Assets. The trustee will then succeed to all the responsibilities, duties and liabilities of the administrative agent under the trust agreement with respect to such series (except that if the trustee is prohibited by law from obligating itself to make advances regarding delinquent Deposited Assets, then the trustee will not be so obligated) and will be entitled to similar compensation arrangements. In the event that the trustee is unwilling or unable to act, it may or, at the written request of the holders of such certificates evidencing not less than the Required Percentage of the Voting Rights, it will appoint, or petition a court of competent jurisdiction for the appointment of, an administrative agent acceptable to the rating agency with a net worth at the time of such appointment of at least $15,000,000 to act as successor to such administrative agent under the trust agreement with respect to such series. Pending such appointment, the trustee is obligated to act in such capacity (except that if the trustee is prohibited by law from obligating itself to make advances regarding delinquent Deposited Assets, then the trustee will not be so obligated). The trustee and any such successor may agree upon the compensation to be paid to such successor, which in no event may be greater than the compensation payable to such administrative agent under the trust agreement with respect to such series.

               No certificateholder will have the right under the trust agreement to institute any proceeding with respect thereto unless the holder previously has given to the trustee written notice of breach and unless the holders of certificates evidencing not less than the Required Percentage (as defined in the prospectus supplement) of the Voting Rights have made written request upon the trustee to institute such proceeding in its own name as trustee thereunder and have offered to the trustee reasonable indemnity, and the trustee for fifteen days has neglected or refused to institute any such proceeding. The trustee, however, is under no obligation to exercise any of the trusts or powers vested in it by the trust agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of certificates covered by the trust agreement, unless the certificateholders have offered to the trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

Modification and Waiver

               The trust agreement for each series of certificates may be amended by Select Asset and the trustee with respect to such series, without the consent of the certificateholders, for specified purposes including:

               o    to cure any ambiguity;

               o to correct or supplement any provision therein which may be inconsistent with any other provision therein or in the prospectus supplement;

               o to evidence and provide for the acceptance of appointment of a change in trustee for a series of certificates subsequent to the Closing Date for such series, and to add to or change any of the provisions of the trust agreement as shall be necessary to provide for or facilitate the administration of the separate trusts thereunder by more than one trustee;

               o to evidence and provide for the acceptance of appointment thereunder by a successor Trustee with respect to the certificates of one or more Series or to add to or change any of the provisions of such trust agreement as shall be necessary to provide for or facilitate the administration of the trusts thereunder;

               o to add or supplement any credit support for the benefit of any certificateholders (provided that if any such addition affects any series or class of certificateholders differently than any other series or class of certificateholders, then such addition will not, as evidenced by an opinion of counsel, have a material adverse effect on the interests of any affected series or class of certificateholders);

               o to add to the covenants, restrictions or obligations of Select Asset, the administrative agent, if any, or the trustee for the benefit of the certificateholders;

               o to add, change or eliminate any other provisions with respect to matters or questions arising under such trust agreement so long as (x) any such addition, change or elimination will not, as evidenced by an opinion of counsel, affect the tax status of the trust or result in a sale or exchange of any certificate for tax purposes and
                    (y) the trustee has received written confirmation from each rating agency rating such certificates that such amendment will not cause such rating agency to qualify, reduce or withdraw the then current rating thereof;

               o to provide for the issuance of a new series of Certificates pursuant to a series supplement issued thereunder; or

               o    to comply with any requirements imposed by the Code.

Without limiting the generality of the foregoing, the trust agreement may also be modified or amended from time to time by Select Asset, and the trustee, with the consent of the holders of certificates evidencing not less than the Required Percentage (as defined in the prospectus supplement) of the aggregate Voting Rights of those certificates that are materially adversely affected by such modification or amendment for the purpose of adding any provision to or changing in any manner or eliminating any provision of the trust agreement or of modifying in any manner the rights of such certificateholders; provided, however, that in the event modification or amendment would materially adversely affect the rating of any series or class by each rating agency, the Required Percentage specified in the related series supplement to the trust agreement shall include an additional specified percentage of the certificates of such series or class.

                  No such modification or amendment may, however, (i) reduce in any manner the amount of or alter the timing of, distributions or payments which are required to be made on any certificate without the consent of the holder of such certificate or (ii) reduce the aforesaid Required Percentage of Voting Rights required for the consent to any amendment without the consent of the holders of all certificates covered by the trust agreement then outstanding.

                  Holders of certificates evidencing not less than the Required Percentage (as defined in the prospectus supplement) of the Voting Rights of a given series may, on behalf of all certificateholders of that series, (i) waive, insofar as that series is concerned, compliance by Select Asset, the trustee or the administrative agent, if any, with certain restrictive provisions, if any, of the trust agreement before the time for such compliance and (ii) waive any past default under the trust agreement with respect to certificates of that series, except a default in the failure to distribute amounts received as principal of (and premium, if any) or any interest on any such certificate and except a default in respect of a covenant or provision the modification or amendment of which would require the consent of the holder of each outstanding certificate affected thereby.

Reports to Certificateholders; Notices

               Reports to Certificateholders. With each distribution to certificateholders of any class of certificates of a given series, the administrative agent or the trustee, as provided in the related prospectus supplement, will forward or cause to be forwarded to each such certificateholder, to Select Asset and to such other parties as may be specified in the trust agreement, a statement setting forth:

               o the amount of such distribution to certificateholders of such class allocable to principal of or interest or premium, if any, on the certificates of such class; and the amount of aggregate unpaid interest as of such Distribution Date;

               o in the case of certificates with a variable Interest Rate, the Interest Rate applicable to such Distribution Date, as calculated in accordance with the method specified herein and in the related prospectus supplement;

               o the amount of compensation received by the administrative agent, if any, and the trustee for the period relating to such Distribution Date, and such other customary information as the administrative agent, if any, or otherwise the trustee deems necessary or desirable to enable certificateholders to prepare their tax returns;

               o if the prospectus supplement provides for advances, the aggregate amount of advances included in such distribution, and the aggregate amount of unreimbursed advances at the close of business on such Distribution Date;

               o the aggregate stated principal amount or, if applicable, notional principal amount of the Deposited Assets and the current interest rate thereon at the close of business on such Distribution Date;

               o the aggregate Certificate Principal Balance or aggregate Notional Amount, if applicable, of each class of certificates (including any class of certificates not offered hereby) at the close of business on such Distribution Date, separately identifying any reduction in such aggregate Certificate Principal Balance or aggregate Notional Amount due to the allocation of any Realized Losses on such Distribution Date or otherwise; and

               o as to any series (or class within such series) for which credit support has been obtained, the amount or notional amount of coverage of each element of credit support included therein as of the close of business on such Distribution Date.

               In the case of information furnished with respect to the amounts of distributions or the amounts of compensation of the administrative agent and the trustee, the amounts shall be expressed as a U.S. dollar amount (or equivalent thereof in any other Specified Currency) per minimum denomination of certificates or for such other specified portion thereof. Within a reasonable period of time after the end of each calendar year, the administrative agent or the trustee, as provided in the related prospectus supplement, shall furnish to each person who at any time during the calendar year was a certificateholder a statement containing the information set forth above with respect to the amounts of distributions or the amounts of compensation of the administrative agent and the trustee, aggregated for such calendar year or the applicable portion thereof during which such person was a certificateholder. Such obligation of the administrative agent or the trustee, as applicable, will be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the administrative agent or the trustee, as applicable, pursuant to any requirements of the Code as are from time to time in effect.

               Notices. Any notice required to be given to a holder of a registered certificate will be mailed to the last address of such holder set forth in the applicable certificate register.

Evidence as to Compliance


               The trust agreement and the related series supplement will require with respect to each series of trust certificates, the trustee and the administrative agent, if any, to deliver annually to the Depositor a report (an "Assessment of Compliance") that contains the following:

               (a) a statement of the party's responsibility for assessing compliance with the servicing criteria applicable to it;

               (b) a statement that the party used the criteria in Item 1122(d) of Regulation AB to assess compliance with the applicable servicing criteria;

               (c) the party's assessment of compliance with the applicable servicing criteria during and as of the end of the prior calendar year, setting forth any material instance of noncompliance identified by the party; and

               (d) a statement that a registered public accounting firm has issued an attestation report on the party's assessment of compliance with the applicable servicing criteria during and as of the end of the prior calendar year.

               On or before a specified date in each year, each party required to deliver an Assessment of Compliance will also be required to deliver to Select Asset a report (an "Attestation Report") of an independent public accountant, prepared in accordance with the requirements of Rule 15d-18 under the Exchange Act.


               The trust agreement will also provide for delivery to Select Asset, the administrative agent, if any, and the trustee on behalf of the certificateholders, on or before a specified date in each year, of (i) an annual statement signed by an officer of the trustee to the effect that the trustee has fulfilled its obligations under the trust agreement throughout the preceding year with respect to any series of certificates and (ii) if applicable with respect to such series, an annual statement signed by an officer of the administrative agent to the effect that the administrative agent has fulfilled its obligations under the trust agreement throughout the preceding year with respect to any series of certificates.

               Copies of the annual accountants' statement and the statement of an officer of the trustee and administrative agent, if any, may be obtained by certificateholders without charge upon written request to either the administrative agent or the trustee, as applicable, at the address set forth in the related prospectus supplement.

Replacement Certificates

               If a certificate is mutilated, destroyed, lost or stolen, it may be replaced at the corporate trust office or agency of the applicable trustee, or such other location as may be specified in the applicable prospectus supplement, upon payment by the holder of such expenses as may be incurred by the applicable trustee in connection therewith and the furnishing of such evidence and indemnity as such trustee may require. Mutilated certificates must be surrendered before new certificates will be issued.

Termination

               The obligations created by the trust agreement for each series of certificates will terminate upon the payment to certificateholders of that series of all amounts held in the related certificate account or by an administrative agent, if any, and required to be paid to them pursuant to the trust agreement following the earlier of (i) the final payment or other liquidation of the last Deposited Asset subject thereto or the disposition of all property acquired upon foreclosure or liquidation of any such Deposited Asset and (ii) the purchase of all the assets of the trust by the party entitled to effect such termination, under the circumstances and in the manner set forth in the related prospectus supplement. In no event, however, will any trust created by the trust agreement continue beyond the respective date specified in the related prospectus supplement. Written notice of termination of the obligations with respect to the related series of certificates under the trust agreement will be provided as set forth above under "--Reports to Certificateholders; Notices--Notices," and the final distribution will be made only upon surrender and cancellation of the certificates at an office or agency appointed by the trustee which will be specified in the notice of termination.

               Any purchase of Deposited Assets and property acquired in respect of Deposited Assets evidenced by a series of certificates will be made at a price approximately equal to the aggregate fair market value of all the assets in the trust (as determined by the trustee, the administrative agent, if any, and, if different than both such persons, the person entitled to effect such termination), in each case taking into account accrued interest at the applicable interest rate to the first day of the month following such purchase or, to the extent specified in the applicable prospectus supplement, a specified price as determined therein (such price, a "Purchase Price"). The exercise of such right will effect early retirement of the certificates of that series, but the right of the person entitled to effect such termination is subject to the aggregate principal balance of the outstanding Deposited Assets for such series at the time of purchase being less than the percentage of the aggregate principal balance of the Deposited Assets at the Cut-off Date for that series specified in the related prospectus supplement.

Duties of the Trustee

               The trustee makes no representations as to the validity or sufficiency of the trust agreement, the certificates of any series or any Deposited Asset or related document. The trustee is not accountable for the use or application by or on behalf of any administrative agent of any funds paid to the administrative agent or its designee in respect of such certificates or the Deposited Assets, or deposited into or withdrawn from the related certificate account or any other account by or on behalf of the administrative agent. If no Administrative Agent Termination Event has occurred and is continuing with respect to any given series, the trustee is required to perform only those duties specifically required under the trust agreement with respect to such series. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the trustee is required to examine such documents and to determine whether they conform to the applicable requirements of the trust agreement.

The Trustee

               The trustee for any given series of certificates under the trust agreement will be named in the related prospectus supplement. The commercial bank, national banking association or trust company serving as trustee will be unaffiliated with, but may have normal banking relationships with, Select Asset, the related Underlying Securities issuer, any administrative agent and their respective affiliates.

                                CURRENCY RISKS

Exchange Rates and Exchange Controls

               An investment in a certificate having a Specified Currency other than U.S. dollars entails significant risks that are not associated with a similar investment in a security denominated in U.S. dollars. Such risks include, without limitation, the possibility of significant changes in rates of exchange between the U.S. dollar and such Specified Currency and the possibility of the imposition or modification of foreign exchange controls with respect to such Specified Currency. Such risks generally depend on factors over which Select Asset has no control, such as economic and political events and the supply of and demand for the relevant currencies. In recent years, rates of exchange between the U.S. dollar and certain currencies have been highly volatile, and such volatility may be expected in the future. Fluctuations in any particular exchange rate that have occurred in the past are not necessarily indicative, however, of fluctuations in the rate that may occur during the term of any certificate. Depreciation of the Specified Currency for a certificate against the U.S. dollar would result in a decrease in the effective yield of such certificate below its Interest Rate and, in certain circumstances, could result in a loss to the investor on a U.S. dollar basis.

               Governments have from time to time imposed, and may in the future impose, exchange controls that could affect exchange rates as well as the availability of a Specified Currency for making distributions in respect of certificates denominated in such currency. At present, Select Asset has identified the following currencies in which distributions of principal, premium and interest on certificates may be made: Australian dollars, Canadian dollars, Danish kroner, Italian lire, Japanese yen, New Zealand dollars, U.S. dollars and the Euro. However, certificates distributable with Specified Currencies other than those listed may be issued at any time. There can be no assurance that exchange controls will not restrict or prohibit distributions of principal, premium or interest in any Specified Currency. Even if there are no actual exchange controls, it is possible that, on a Distribution Date with respect to any particular certificate, the currency in which amounts then due to be distributed in respect of such certificate are distributable would not be available. In that event, such payments will be made in the manner set forth above under "Description of Certificates--General."

               As set forth in the applicable prospectus supplement, certain of the Underlying Securities may be denominated in a currency other than the Specified Currency. Although payments in respect of principal and interest on the certificates will be made in the Specified Currency, such payments may be based in whole or in part upon receipt by the related trust of payments in the Underlying Securities Currency. An investment in certificates supported by Underlying Securities denominated in a currency other than the Specified Currency entails significant risks not associated with an investment in securities supported by obligations denominated in the same currency as the currency of payment on such securities. Such risks include, without limitation, the possibility of significant changes in rates of exchange between the Specified Currency and the Underlying Securities Currency and the possibility of the imposition or modification of foreign exchange controls with respect to either the Specified Currency or the Underlying Securities Currency.

               PROSPECTIVE PURCHASERS SHOULD CONSULT THEIR OWN FINANCIAL AND LEGAL ADVISORS AS TO THE RISKS ENTAILED BY AN INVESTMENT IN CERTIFICATES DENOMINATED IN A CURRENCY OTHER THAN U.S. DOLLARS. SUCH CERTIFICATES ARE NOT AN APPROPRIATE INVESTMENT FOR PERSONS WHO ARE UNSOPHISTICATED WITH RESPECT TO FOREIGN CURRENCY TRANSACTIONS.

               The information set forth in this prospectus is directed to prospective purchasers of certificates who are United States residents. The applicable prospectus supplement for certain issuances of certificates may set forth certain information applicable to prospective purchasers who are residents of countries other than the United States with respect to matters that may affect the purchase or holding of, or receipt of distributions of principal, premium or interest in respect of, such certificates.

               Any prospectus supplement relating to certificates having a Specified Currency other than U.S. dollars will contain information concerning historical exchange rates for such currency against the U.S. dollar, a description of such currency, any exchange controls affecting such currency and any other required information concerning such currency.

Payment Currency

               Except as set forth below, if distributions in respect of a certificate are required to be made in a Specified Currency other than U.S. dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond Select Asset's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then all distributions in respect of such certificate shall be made in U.S. dollars until such currency is again available or so used. The amounts so payable on any date in such currency shall be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency or as otherwise indicated in the applicable prospectus supplement.

Tax Considerations

               Pursuant to recently enacted Treasury regulations (the "Disclosure Regulations"), any taxpayer that has participated in a "reportable transaction" and that is required to file a United States federal income tax return must generally attach a disclosure statement disclosing such taxpayer's participation in the reportable transaction to the taxpayer's tax return for each taxable year for which the taxpayer participates in the reportable transaction.

               The Disclosure Regulations provide that, in addition to certain other transactions, a "loss transaction" constitutes a reportable transaction. A "loss transaction" is any transaction resulting in the taxpayer claiming a loss under section 165 of the Code in an amount equal to or in excess of certain threshold amounts. The Disclosure Regulations specifically provide that a loss resulting from a "section 988 transaction" (as defined in section 988(c)(1) of the Code relating to foreign currency transactions) will constitute a section 165 loss. In the case of individuals or trusts, whether or not the loss flows through from an S corporation or partnership, if the loss arises with respect to a section 988 transaction, the applicable loss threshold amount is $50,000 in any single taxable year. Higher loss threshold amounts apply depending upon the taxpayer's status as a corporation, partnership, or S corporation, as well as certain other factors.

               Based upon the foregoing, in the absence of future administrative pronouncements to the contrary, a holder of certificates that recognizes an exchange loss with respect to the certificates that equals or exceeds the loss threshold amount applicable to such holder may be required to file a disclosure statement (i.e., Internal Revenue Service Form 8886 or substitute form) as an attachment to the holder's tax return for the first taxable year in which the loss threshold amount is reached and to any subsequent tax return that reflects any amount of such section 165 loss from the certificates. It is important to note, however, that the Disclosure Regulations provide that the fact that a transaction is a reportable transaction shall not affect the legal determination of whether the taxpayer's treatment of the transaction is proper.

               Persons considering the purchase of certificates should consult their own tax advisors concerning the application of the rules contained in the Disclosure Regulations with respect to an investment in the certificates and to determine their own tax return disclosure obligations, if any, with respect to an investment in the certificates, including any requirement to file Internal Revenue Service Form 8886.

Foreign Currency Judgments

               Except to the extent otherwise specified in the applicable prospectus supplement, the certificates will be governed by and construed in accordance with the law of the State of New York. Courts in the United States customarily have not rendered judgments for money damages denominated in any currency other than the U.S. dollar. A 1987 amendment to the Judiciary Law of the State of New York provides, however, that an action based upon an obligation denominated in a currency other than U.S. dollars will be rendered in the foreign currency of the underlying obligation and converted into U.S. dollars at the rate of exchange prevailing on the date of the entry of the judgment or decree.

                             PLAN OF DISTRIBUTION

               Certificates may be offered in any of three ways: (i) through underwriters or dealers; (ii) directly to one or more purchasers; or (iii) through agents. The applicable prospectus supplement will set forth the terms of the offering of any series of certificates, which may include the names of any underwriters, or initial purchasers, the purchase price of the certificates and the proceeds to Select Asset from the sale, any underwriting discounts and other items constituting underwriters' compensation, any initial public offering price, any discounts or concessions allowed or reallowed or paid to dealers, any securities exchanges on which the certificates may be listed and the place and time of delivery of the certificates to be offered thereby.

               If underwriters are used in the sale, certificates will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. Certificates may be offered to the public either through underwriting syndicates represented by managing underwriters or by underwriters without a syndicate. The managing underwriters or underwriters in the United States will include Lehman Brothers Inc., an affiliate of Select Asset. Except to the extent otherwise set forth in the applicable prospectus supplement, the obligations of the underwriters to purchase the certificates will be subject to certain conditions precedent, and the underwriters will be obligated to purchase all of the certificates if any certificates are purchased. Any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

               Certificates may also be sold through agents designated by Select Asset from time to time. Any agent involved in the offer or sale of certificates will be named, and any commissions payable by Select Asset to such agent will be set forth, in the applicable prospectus supplement.

               If so indicated in the applicable prospectus supplement, Select Asset will authorize agents, underwriters or dealers to solicit offers by certain specified institutions to purchase certificates at the public offering price described in such prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a future date specified in such prospectus supplement. Such contracts will be subject only to those conditions set forth in the applicable prospectus supplement and such prospectus supplement will set forth the commissions payable for solicitation of such contracts.

               Any underwriters, dealers or agents participating in the distribution of certificates may be deemed to be underwriters and any discounts or commissions received by them on the sale or resale of certificates may be deemed to be underwriting discounts and commissions under the Securities Act. Agents and underwriters may be entitled under agreements entered into with

Select Asset to indemnification by Select Asset against certain civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments that the agents or underwriters may be required to make in respect thereof. Agents and underwriters may be customers of, engage in transactions with, or perform services for, Select Asset or its affiliates in the ordinary course of business.

               Lehman Brothers Inc. is an affiliate of Select Asset. Lehman Brothers Inc.'s participation in the offer and sale of certificates complies with the requirements of Section 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc. regarding underwriting securities of an affiliate.

               As to each series of certificates, only those classes rated in one of the investment grade rating categories by a rating agency will be offered hereby. Any unrated classes or classes rated below investment grade may be retained by Select Asset or sold at any time to one or more purchasers.

               Affiliates of the underwriters may act as agents or underwriters in connection with the sale of the certificates. Any affiliate of the underwriters so acting will be named, and its affiliation with the underwriters described, in the related prospectus supplement. Also, affiliates of the underwriters may act as principals or agents in connection with market-making transactions relating to the certificates.

                                LEGAL OPINIONS

               Certain legal matters with respect to the certificates will be passed upon for Select Asset and the underwriters by Sidley Austin LLP or other counsel identified in the applicable prospectus supplement.

                                    PART II


                    INFORMATION NOT REQUIRED IN PROSPECTUS

       OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION (ITEM 14 OF FORM S-3)

     The expenses estimated to be incurred in connection with the issuance and distribution of the securities being registered, other than underwriting compensation, are as set forth below.

SEC Filing Fee for Registration Statement                       $  353,100

Legal Fees and Expenses                                         $  3,500,000

Accounting Fees and Expenses                                    $  1,000,000

Trustee's Fees and Expenses                                     $  2,000,000
(including counsel fees)

Blue Sky Fees and Expenses                                      $  125,000

Listing Fees                                                    $  2,500,000

Printing and Engraving Fees                                     $  1,250,000

Rating Agency Fees                                              $  1,500,000

Miscellaneous                                                   $  62,500

Total                                                           $  12,290,600
                                                                =============

        INDEMNIFICATION OF DIRECTORS AND OFFICERS (ITEM 15 OF FORM S-3)

          The governing document(s) for each series of the securities being registered will provide that no director, officer, employee or agent of the Registrant is liable to the related trust or the related security holders, except for such person's own willful misfeasance, bad faith or gross negligence in the performance of duties or reckless disregard of obligations and duties. Such governing document(s) will further provide that, with the exceptions stated above, a director, officer, employee or agent of the Registrant is entitled to be indemnified against any loss, liability or expense incurred in connection with legal actions relating to such document(s) and the related securities.

          Any underwriters who execute an underwriting agreement with respect to any of the securities being registered will agree to indemnify the Registrant's directors, its officers who signed this Registration Statement and its controlling persons against certain liabilities which might arise under the Securities Act of 1933 or the Securities Exchange Act of 1934 or other laws to the extent those liabilities arise in connection with the issuance of securities under this Registration Statement.

          Section 145 of the General Corporation Law of Delaware (the "GCL") provides as follows:

          "(a) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person's conduct was unlawful.

          (b) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

          (c) To the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections
          (a) and (b) of this section, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

          (d) Any indemnification under subsections (a) and (b) of this section (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in subsections (a) and
          (b) of this section. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or
          (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

          (e) Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this section. Such expenses (including attorneys' fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.

          (f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office.

          (g) A corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such liability under this section.

          (h) For purposes of this section, references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this section with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

          (i) For purposes of this section, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this section.

          (j) The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

          (k) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions for advancement of expenses or indemnification brought under this section or under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. The Court of Chancery may summarily determine a corporation's obligation to advance expenses (including attorneys' fees)."

          The Certification of Incorporation of the Registrant also limits the personal liability of its Directors to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a Director. The Certificate of Incorporation provides as follows:

          No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the foregoing shall not eliminate or limit liability of a director (i) for any breach of such director's duty of loyalty to the Corporation or its stockholders, (ii) for any act or omission of the director that is not taken in good faith or which involves the identical misconduct, or a violation of law which such director's knowledge, of if such director, at the time of the act or omission, has reasonable cause to believe that the same is unlawful, (iii) under Section 174 of Title 8 of the Delaware Code, or (iv) for any transaction from which such director derived an improper personal benefit. If the General Corporation Law of Delaware is amended after the date of the filing of this Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of Delaware as so amended.

          The By-Laws of the Registrant provide that the Registrant shall indemnify each of its directors or officers, who shall serve as a director or officer of the Depositor or of any other corporation at the request of the Depositor, to the fullest extent permitted under and in accordance with the laws of the State of Delaware.

          An affiliate of the Registrant maintains liability insurance covering the directors and principal officers of the Registrant.


                        EXHIBITS (ITEM 16 OF FORM S-3)

Exhibits--

           1.1**    --   Form of Underwriting Agreement.

           4.1**    --   Form of Trust Agreement, with form of Warrant Agent
                         Agreement attached thereto.

           5.1**    --   Opinion of Sidley Austin Brown & Wood LLP with
                         respect to legality (including consent of such firm).

           8.1**    --   Opinion of Sidley Austin Brown & Wood LLP with
                         respect to material tax matters (including consent of such firm).

           23.1**   --   Consent of Sidley Austin Brown & Wood LLP (included
                         as part of Exhibit 5.1 and Exhibit 8.1).

           24.1**   --   Power of Attorney.

           25.1**   --   Statement of Eligibility of Trustee.

           **     Previously filed; incorporated by reference.




                      UNDERTAKINGS (ITEM 17 OF FORM S-3)

A.        Undertakings Pursuant to Rule 415


          (a) The undersigned Registrant hereby undertakes:

                    (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                         (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                         (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement; and

                         (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a) (1) (iii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the Registration Statement; and

provided, further, however, that paragraphs (a) (1) (i) and (a) (1) (ii) do not apply if the information required to be included in a post-effective amendment is provided pursuant to Item 1100(c) of Regulation AB.

                    (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                    (3) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

                    (4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

                         (i) Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the Registration Statement as of the date the filed prospectus was deemed part of and included in the Registration Statement; and

                         (ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of the Registration Statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the Registration Statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the Registration Statement relating to the securities in the Registration Statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.; provided, however, that no statement made in a Registration Statement or prospectus that is part of the Registration Statement or made in a document incorporated or deemed incorporated by reference into the Registration Statement or prospectus that is part of the Registration Statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the Registration Statement or prospectus that was part of the Registration Statement or made in any such document immediately prior to such effective date.

                    (5) That, for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer to sell such securities to such purchaser:

                         (i) Any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424;

                         (ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

                         (iii)  The portion of any other free writing
                    prospectus relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

                         (iv) Any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.


B. Undertakings in Respect of Filings Incorporating Subsequent Exchange Act Documents by Reference

                    The undersigned Registrant hereby undertakes, that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

C.        Undertakings in Respect of Indemnification

                    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

D. Undertakings in Respect of Incorporating by Reference Subsequent Exchange Act Documents by Third Parties

                    The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 of a third party that is incorporated by reference in the Registration Statement in accordance with Item 1100(c)(1) of Regulation AB (17 CFR 229.1100(c)(1)) shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

E. Undertaking in Respect of Providing Certain Information Through an Internet Web Site.

                    The undersigned Registrant hereby undertakes that, except as otherwise provided by Item 1105 of Regulation AB (17 CFR 229.1105)), information provided in response to that Item pursuant to Rule 312 of Regulation S-T (17 CFR 232.312) through the specified internet address in the prospectus is deemed to be a part of the prospectus included in the Registration Statement. In addition, the undersigned Registrant hereby undertakes to provide to any person without charge, upon request, a copy of the information provided in response to Item 1105 of Regulation AB pursuant to Rule 312 of Regulation S-T through the specified internet address as of the date of the prospectus included in the Registration Statement if a subsequent update or change is made to the information.



                                    III-6

                                  SIGNATURES

               Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies on behalf of Select Asset Inc. (the "Company") that he has reasonable grounds to believe that the Company meets all of the requirements for filing on Form S-3, has reasonable grounds to believe that the security rating requirement contained in Transaction Requirement B.5. of Form S-3 will be met by the time of the sale of the securities requested hereunder and the Company has duly caused this Post-Effective Amendment No. 3 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 30th day of March, 2006.

                                        SELECT ASSET INC.

                                        By:  /s/ William Cronin
                                             ---------------------------------
                                              Name:   William Cronin
                                              Title:  President

               Pursuant to the requirements of the Securities Act of 1933, this Form S-3 Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



SIGNATURE                                                        DATE                                TITLE
---------                                                        ----                                -----
  /s/ William Cronin                                        March 30, 2006          President, Principal Executive Officer and
---------------------------------------------------                                 Director
William Cronin

  *                                                         March 30, 2006          Director
---------------------------------------------------
Paul Mitrokostas

  *                                                         March 30, 2006          Director
---------------------------------------------------
James Sullivan

  *                                                         March 30, 2006          Director
-----------------------------------------------------
Carrie Tillman

  *                                                         March 30, 2006          Controller and Principal Financial Officer
---------------------------------------------------
David Goldfarb



* Paul Mitrokostas by signing his name hereto, does sign this document on behalf of each of the persons identified above for whom he is attorney-in-fact pursuant to a power of attorney duly executed by such person and previously filed with the Securities and Exchange Commission.



       /s/ Paul Mitrokostas
     -----------------------------------
       Paul Mitrokostas
       Attorney-in-Fact

                                 EXHIBIT INDEX

Page Number

           1.1**   --  Form of Underwriting Agreement.

           4.1     --  Form of Trust Agreement, with form of Warrant Agent
                       Agreement attached thereto.

           5.1**   --  Opinion of Sidley Austin Brown & Wood LLP with respect to legality (including consent of such firm).

           8.1**   --  Opinion of Sidley Austin Brown & Wood LLP with respect to material tax matters (including consent of such firm).

           23.1**  --  Consent of Sidley Austin Brown & Wood LLP (included as part of Exhibit 5.1 and Exhibit 8.1).

           24.1**  --  Power of Attorney.

           25.1**  --  Statement of Eligibility of Trustee.

           **          Previously filed; incorporated by reference.



                                    II-8